                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-4367

                         Columbia Funds Series Trust I
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111

              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111

                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750

                    Date of fiscal year end: March 31, 2006

                   Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA INCOME FUND
ANNUAL REPORT
MARCH 31, 2006

TABLE OF CONTENTS

Performance Information                                                        1

Fund Profile                                                                   2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Managers' Report                                                     5

Financial Statements                                                           7

   Investment Portfolio                                                        8

   Statement of Assets and Liabilities                                        22

   Statement of Operations                                                    23

   Statement of Changes in Net Assets                                         24

   Financial Highlights                                                       25

   Notes to Financial Statements                                              29

Report of Independent Registered Public Accounting Firm                       36

Trustees                                                                      37

Officers                                                                      39

Board Consideration and Approval of Investment Advisory Agreements            40

Summary of Management Fee Evaluation by Independent Fee Consultant            43

Columbia Funds                                                                47

Important Information About This Report                                       49

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

              NOT FDIC        MAY LOSE VALUE
                            -----------------
              INSURED       NO BANK GUARANTEE

PRESIDENT'S MESSAGE
                                                            COLUMBIA INCOME FUND

[PHOTO]

A MESSAGE TO OUR VALUED CLIENTS

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure--the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.(1)

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at
800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued financial clients, in the years to come.

Sincerely,

/s/ Christopher L.Wilson
----------------------------
Christopher L.Wilson
President, Columbia Funds

(1) Past performance is no guarantee of future results.

PERFORMANCE INFORMATION
                                                            COLUMBIA INCOME FUND

[CHART]

GROWTH OF A $10,000 INVESTMENT 04/01/96 - 03/31/06

                     CLASS A SHARES       CLASS A SHARES     LEHMAN BROTHERS INTERMEDIATE   LEHMAN BROTHERS INTERMEDIATE
                  WITHOUT SALES CHARGE   WITH SALES CHARGE   GOVERNMENT/CREDIT BOND INDEX        CREDIT BOND INDEX
                  --------------------   -----------------   ----------------------------   ----------------------------
  4/1/1996              $  10,000            $   9,525                $  10,000                       $  10,000
 4/30/1996              $   9,947            $   9,475                $   9,965                       $   9,943
 5/31/1996              $   9,936            $   9,464                $   9,957                       $   9,927
 6/30/1996              $  10,048            $   9,571                $  10,063                       $  10,049
 7/31/1996              $  10,069            $   9,591                $  10,093                       $  10,074
 8/31/1996              $  10,082            $   9,603                $  10,101                       $  10,069
 9/30/1996              $  10,269            $   9,781                $  10,241                       $  10,244
10/31/1996              $  10,492            $   9,994                $  10,423                       $  10,471
11/30/1996              $  10,712            $  10,203                $  10,560                       $  10,649
12/31/1996              $  10,639            $  10,134                $  10,492                       $  10,545
 1/31/1997              $  10,694            $  10,186                $  10,533                       $  10,588
 2/28/1997              $  10,775            $  10,263                $  10,553                       $  10,617
 3/31/1997              $  10,634            $  10,129                $  10,481                       $  10,502
 4/30/1997              $  10,754            $  10,243                $  10,603                       $  10,641
 5/31/1997              $  10,921            $  10,402                $  10,691                       $  10,749
 6/30/1997              $  11,085            $  10,559                $  10,789                       $  10,867
 7/31/1997              $  11,431            $  10,888                $  11,008                       $  11,155
 8/31/1997              $  11,295            $  10,759                $  10,953                       $  11,057
 9/30/1997              $  11,460            $  10,916                $  11,080                       $  11,212
10/31/1997              $  11,492            $  10,946                $  11,203                       $  11,316
11/30/1997              $  11,545            $  10,997                $  11,227                       $  11,342
12/31/1997              $  11,659            $  11,106                $  11,317                       $  11,428
 1/31/1998              $  11,789            $  11,229                $  11,465                       $  11,580
 2/28/1998              $  11,817            $  11,256                $  11,456                       $  11,581
 3/31/1998              $  11,886            $  11,321                $  11,493                       $  11,622
 4/30/1998              $  11,951            $  11,383                $  11,550                       $  11,688
 5/31/1998              $  12,020            $  11,449                $  11,635                       $  11,789
 6/30/1998              $  12,052            $  11,479                $  11,709                       $  11,853
 7/31/1998              $  12,099            $  11,524                $  11,750                       $  11,884
 8/31/1998              $  11,840            $  11,277                $  11,934                       $  11,969
 9/30/1998              $  12,090            $  11,515                $  12,234                       $  12,327
10/31/1998              $  11,839            $  11,277                $  12,222                       $  12,228
11/30/1998              $  12,054            $  11,481                $  12,221                       $  12,323
12/31/1998              $  12,125            $  11,549                $  12,269                       $  12,376
 1/31/1999              $  12,227            $  11,646                $  12,337                       $  12,475
 2/28/1999              $  12,042            $  11,470                $  12,156                       $  12,263
 3/31/1999              $  12,178            $  11,600                $  12,247                       $  12,377
 4/30/1999              $  12,286            $  11,703                $  12,285                       $  12,426
 5/31/1999              $  12,159            $  11,581                $  12,190                       $  12,288
 6/30/1999              $  12,114            $  11,538                $  12,199                       $  12,277
 7/31/1999              $  12,075            $  11,501                $  12,188                       $  12,237
 8/31/1999              $  12,050            $  11,477                $  12,197                       $  12,229
 9/30/1999              $  12,171            $  11,593                $  12,311                       $  12,363
10/31/1999              $  12,205            $  11,626                $  12,343                       $  12,410
11/30/1999              $  12,279            $  11,695                $  12,358                       $  12,440
12/31/1999              $  12,275            $  11,692                $  12,317                       $  12,396
 1/31/2000              $  12,304            $  11,720                $  12,271                       $  12,343
 2/29/2000              $  12,440            $  11,849                $  12,372                       $  12,444
 3/31/2000              $  12,580            $  11,983                $  12,501                       $  12,550
 4/30/2000              $  12,444            $  11,853                $  12,472                       $  12,477
 5/31/2000              $  12,385            $  11,796                $  12,492                       $  12,471
 6/30/2000              $  12,713            $  12,109                $  12,712                       $  12,730
 7/31/2000              $  12,881            $  12,269                $  12,808                       $  12,848
 8/31/2000              $  13,078            $  12,457                $  12,959                       $  13,012
 9/30/2000              $  13,130            $  12,506                $  13,077                       $  13,138
10/31/2000              $  13,070            $  12,449                $  13,137                       $  13,150
11/30/2000              $  13,191            $  12,565                $  13,316                       $  13,307
12/31/2000              $  13,475            $  12,835                $  13,561                       $  13,567
 1/31/2001              $  13,786            $  13,131                $  13,784                       $  13,854
 2/28/2001              $  13,975            $  13,311                $  13,913                       $  13,989
 3/31/2001              $  14,039            $  13,372                $  14,020                       $  14,106
 4/30/2001              $  14,027            $  13,360                $  13,984                       $  14,079
 5/31/2001              $  14,179            $  13,506                $  14,062                       $  14,186
 6/30/2001              $  14,221            $  13,545                $  14,114                       $  14,248
 7/31/2001              $  14,531            $  13,840                $  14,408                       $  14,582
 8/31/2001              $  14,708            $  14,009                $  14,552                       $  14,748
 9/30/2001              $  14,437            $  13,751                $  14,764                       $  14,839
10/31/2001              $  14,665            $  13,969                $  15,009                       $  15,103
11/30/2001              $  14,681            $  13,984                $  14,859                       $  14,987
12/31/2001              $  14,602            $  13,909                $  14,778                       $  14,891
 1/31/2002              $  14,715            $  14,016                $  14,854                       $  14,985
 2/28/2002              $  14,766            $  14,065                $  14,972                       $  15,099
 3/31/2002              $  14,692            $  13,994                $  14,744                       $  14,866
 4/30/2002              $  14,991            $  14,279                $  14,987                       $  15,073
 5/31/2002              $  15,082            $  14,366                $  15,137                       $  15,278
 6/30/2002              $  15,008            $  14,295                $  15,267                       $  15,338
 7/31/2002              $  14,918            $  14,209                $  15,448                       $  15,388
 8/31/2002              $  15,133            $  14,414                $  15,678                       $  15,685
 9/30/2002              $  15,301            $  14,574                $  15,958                       $  15,980
10/31/2002              $  14,986            $  14,274                $  15,896                       $  15,852
11/30/2002              $  15,309            $  14,582                $  15,882                       $  15,984
12/31/2002              $  15,651            $  14,907                $  16,228                       $  16,401
 1/31/2003              $  15,748            $  15,000                $  16,228                       $  16,447
 2/28/2003              $  16,022            $  15,261                $  16,457                       $  16,736
 3/31/2003              $  16,030            $  15,268                $  16,473                       $  16,771
 4/30/2003              $  16,432            $  15,652                $  16,599                       $  17,001
 5/31/2003              $  16,869            $  16,068                $  16,932                       $  17,435
 6/30/2003              $  16,989            $  16,182                $  16,920                       $  17,444
 7/31/2003              $  16,471            $  15,688                $  16,460                       $  16,908
 8/31/2003              $  16,525            $  15,740                $  16,500                       $  16,959
 9/30/2003              $  17,041            $  16,231                $  16,917                       $  17,464
10/31/2003              $  17,090            $  16,278                $  16,758                       $  17,309
11/30/2003              $  17,222            $  16,404                $  16,782                       $  17,361
12/31/2003              $  17,458            $  16,629                $  16,928                       $  17,532
 1/31/2004              $  17,660            $  16,821                $  17,039                       $  17,673
 2/29/2004              $  17,777            $  16,932                $  17,213                       $  17,869
 3/31/2004              $  17,924            $  17,073                $  17,347                       $  18,026
 4/30/2004              $  17,562            $  16,728                $  16,936                       $  17,566
 5/31/2004              $  17,371            $  16,546                $  16,860                       $  17,456
 6/30/2004              $  17,480            $  16,650                $  16,911                       $  17,519
 7/31/2004              $  17,680            $  16,840                $  17,053                       $  17,697
 8/31/2004              $  18,005            $  17,150                $  17,337                       $  18,041
 9/30/2004              $  18,115            $  17,254                $  17,367                       $  18,107
10/31/2004              $  18,321            $  17,451                $  17,483                       $  18,245
11/30/2004              $  18,255            $  17,388                $  17,324                       $  18,084
12/31/2004              $  18,445            $  17,569                $  17,442                       $  18,245
 1/31/2005              $  18,543            $  17,662                $  17,475                       $  18,298
 2/28/2005              $  18,534            $  17,653                $  17,379                       $  18,200
 3/31/2005              $  18,282            $  17,413                $  17,289                       $  18,032
 4/30/2005              $  18,433            $  17,558                $  17,486                       $  18,230
 5/31/2005              $  18,603            $  17,719                $  17,643                       $  18,424
 6/30/2005              $  18,776            $  17,884                $  17,717                       $  18,529
 7/31/2005              $  18,723            $  17,834                $  17,570                       $  18,380
 8/31/2005              $  18,914            $  18,016                $  17,776                       $  18,612
 9/30/2005              $  18,712            $  17,823                $  17,625                       $  18,432
10/31/2005              $  18,543            $  17,663                $  17,528                       $  18,293
11/30/2005              $  18,642            $  17,756                $  17,605                       $  18,381
12/31/2005              $  18,802            $  17,909                $  17,716                       $  18,504
 1/31/2006              $  18,810            $  17,916                $  17,714                       $  18,499
 2/28/2006              $  18,890            $  17,993                $  17,726                       $  18,528
 3/31/2006              $  18,707            $  17,812                $  17,659                       $  18,410

The chart above shows the growth in value of a hypothetical $10,000 investment in class A shares of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/06 (%)

SHARE CLASS          A                   B                  C              Z
--------------------------------------------------------------------------------
INCEPTION         07/31/00            07/15/02           07/15/02       03/05/86
--------------------------------------------------------------------------------
SALES CHARGE   WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
--------------------------------------------------------------------------------
1-YEAR           2.39    -2.44      1.63    -3.24      1.78     0.81       2.64
5-YEAR           5.92     4.89      5.33     5.00      5.44     5.44       6.24
10-YEAR          6.46     5.94      6.17     6.17      6.22     6.22       6.65

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS.

PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Class A, class B and class C are newer classes of shares. Class A performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. Class B and class C performance information includes returns of the fund's class A shares for the period from July 31, 2000 through July 15, 2002 and for periods prior thereto, the fund's class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to a Rule 12b-1 fee. Class A shares were initially offered on July 31, 2000, class B and class C shares were initially offered on July 15, 2002, and class Z shares were initially offered on March 5, 1986.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT 04/01/96 - 03/31/06 ($)

  SALES CHARGE:           WITHOUT     WITH
  -----------------------------------------
  Class A                 18,707     17,812
  Class B                 18,190     18,190
  Class C                 18,291     18,291
  Class Z                 19,042        n/a

FUND PROFILE
                                                            COLUMBIA INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO STRUCTURE AS OF 03/31/06 (%)

  Corporate fixed-income bonds & notes                70.1
  Government & agency obligations                     20.8
  Asset-backed securities                              3.4
  Collateralized mortgage obligations                  3.1
  Mortgage-backed securities                           0.6
  Cash equivalents, net other assets & liabilities     2.0

QUALITY BREAKDOWN AS OF 03/31/06 (%)

  Aaa                                                 26.3
  Aa                                                   9.1
  A                                                   21.5
  Baa                                                 24.1
  BB                                                  12.8
  B                                                    5.8
  Other                                                0.4

MATURITY BREAKDOWN AS OF 03/31/06 (%)

  0-1 year                                             9.7
  1-5 years                                           35.4
  5-10 years                                          39.3
  10-20 years                                          7.3
  Over 20 years                                        8.3

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

SUMMARY

- For the 12-month period ended March 31, 2006, the fund's class A shares returned 2.39% without sales charge.

- The fund outperformed its benchmarks and peer group for the 12-month period.

- An overweight in high-yield corporate debt and emphasis on the supermarket and cable industries pushed the fund's return ahead of the indices and its peer group.

                   LEHMAN BROTHERS
                    INTERMEDIATE
                     GOVERNMENT/
CLASS A SHARES    CREDIT BOND INDEX
--------------    -----------------
    2.39%               2.08%

                                    OBJECTIVE
                       Seeks its total return by investing
                       for a high level of current income
                        and, to a lesser extent, capital
                                  appreciation.

                                TOTAL NET ASSETS
                                 $488.5 million

MANAGEMENT STYLE

FIXED INCOME MATURITY
SHORT INTERM. LONG

QUALITY
HIGH
MED      X
LOW

UNDERSTANDING YOUR EXPENSES
                                                            COLUMBIA INCOME FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

                ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------
                ACTUAL   HYPOTHETICAL      ACTUAL   HYPOTHETICAL   ACTUAL    HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------
  Class A      1,000.00    1,000.00       1,000.40    1,019.45      5.49        5.54                1.10
  Class B      1,000.00    1,000.00         996.71    1,015.71      9.21        9.30                1.85
  Class C      1,000.00    1,000.00         997.41    1,016.45      8.47        8.55                1.70
  Class Z      1,000.00    1,000.00       1,001.70    1,020.69      4.24        4.28                0.85

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

ECONOMIC UPDATE
                                                            COLUMBIA INCOME FUND

The US economy fired on all cylinders during the 12-month period that began April 1, 2005 and ended March 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose while inflation remained in check, despite record-high energy prices. Consumer confidence started strong and ended higher.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late in the summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Inflation ticked higher and consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter, taking most market observers by surprise. Analysts blamed slower consumer spending, especially on autos.

Nevertheless, the latest data on the economy suggest that it has regained considerable momentum. A flurry of upbeat news in the new year led to estimates of growth as high as 5.0% for the first quarter.

AFTER A SOLID START, BOND MARKET SPUTTERS

The US bond market delivered modest, but positive returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.85%. In this environment, the Lehman Brothers Aggregate Bond Index returned 2.26%--accumulating virtually all of that return in the first half of the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 7.31%.

EIGHT SHORT-TERM RATE HIKES--AND MORE TO COME?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 2.75% to 4.75% in eight consecutive one-quarter point increases. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes.(1) However, outgoing Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

STOCKS MOVED SOLIDLY HIGHER

The S&P 500 Index--a broad measure of large company stock market performance--returned 11.73% for this reporting period. Small-cap stocks did even better. The Russell 2000 Growth Index returned 27.84% while the Russell 2000 Value Index(2) returned 23.77%. Mid-cap stocks also outperformed the large-cap stocks measured by the S&P 500 by a margin of approximately two to one.

(1)  The federal funds rate was raised to 5.00% on May 11, 2006.
(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[SIDENOTE]

SUMMARY
FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006

- Investment-grade bonds delivered modest returns, as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                   MERRILL
LEHMAN INDEX     LYNCH INDEX
------------     -----------
   2.26%            7.31%

- Despite volatility, the broad stock market, as measured by the S&P 500 Index, returned 11.73%. Small-cap growth stocks were the period's best performers, as measured by the Russell 2000 Growth Index.

                 RUSSELL 2000
S&P 500 INDEX    GROWTH INDEX
-------------    ------------
   11.73%           27.84%

The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Growth Index, an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS' REPORT
                                                            COLUMBIA INCOME FUND

For the 12-month period ended March 31, 2006, Columbia Income Fund's class A shares returned 2.39% without sales charge. The fund performed better than its benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Intermediate Credit Bond Index, which returned 2.08% and 2.08%, respectively, for the same period. The fund also did better than the Lipper Corporate Debt Funds BBB Rated Category average, which was 2.22% for the 12-month period.(1)

SECTOR AND INDUSTRY ALLOCATIONS DROVE PERFORMANCE

During a period that was generally challenging for all sectors of the fixed-income markets, the fund managed to outperform its benchmarks and peer group because of some key sector and industry allocation decisions. For starters, it was overweight in high-yield corporate debt, which was the single best performing segment of the domestic fixed-income markets as investors were willing to shoulder more risk in their search for yield.

A decision to emphasize supermarket and cable companies within the fund's investment-grade holdings was also rewarded. Within supermarkets, we did especially well on Kroger Co. bonds, which cheapened along with others as the leveraged buyout (LBO) of a key competitor shook up the industry and raised the possibility that Kroger was itself an LBO candidate. We added to the fund's position in Kroger when the bonds were especially cheap. And we were rewarded when the dust settled around Kroger and the industry stabilized.

By the same token, a decision to underweight financials in the portfolio detracted from performance as the sector performed better than we expected. During the last six-month of the period, we added to the fund's financial position in the banking industry. We believe that banks have a more diversified revenue base than in years past, when they might have been hurt more by an environment in which the difference between short- and long-term interest rates is relatively small.

LOOKING AHEAD

The US economy appears to be on solid ground. Although a slowdown in the housing market could have a negative impact on consumer spending, we believe that a strong labor market could help sustain consumers--and the strength of the economy. As a result, we plan to maintain the fund's emphasis on investment-grade and high-yield debt as long as the economy's indicators point to continued growth. Although we feel that both sectors are fully valued at current levels, we also believe

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

NET ASSET VALUE PER SHARE
AS OF 03/31/06 ($)

  Class A                      9.62
  Class B                      9.62
  Class C                      9.62
  Class Z                      9.62

DISTRIBUTIONS DECLARED PER SHARE
04/01/05 - 03/31/06 ($)

  Class A                      0.51
  Class B                      0.43
  Class C                      0.45
  Class Z                      0.53

SEC YIELDS AS OF 03/31/06 (%)

  Class A                      4.27
  Class B                      3.75
  Class C                      3.90
  Class Z                      4.79

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

that they are supported by solid, underlying fundamentals. Nevertheless, we are monitoring indicators closely.

Kevin L. Cronk has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Kevin L. Cronk

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Thomas A. LaPointe

Carl W. Pappo has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Carl W. Pappo

Marie M. Schofield has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

[SIDENOTE]

WE PLAN TO MAINTAIN THE FUND'S EMPHASIS ON INVESTMENT-GRADE AND HIGH-YIELD DEBT AS LONG AS THE ECONOMY'S INDICATORS POINT TO CONTINUED GROWTH.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/06 (%)

  Kroger Co.                   0.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

FINANCIAL STATEMENTS
MARCH 31, 2006                                              COLUMBIA INCOME FUND

                                      A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
-----------------------------------   ------------------------------------------------------------
               INVESTMENT PORTFOLIO   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to
                                      demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by
                                      subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and
                                      non-investment assets. The share price for each class is
                                      calculated by dividing net assets for that class by the
                                      number of shares outstanding in that class as of the last day of the reporting period.

            STATEMENT OF OPERATIONS   This statement details income earned by the fund and the
                                      expenses accrued by the fund during the reporting period. The
                                      Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

 STATEMENT OF CHANGES IN NET ASSETS   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to
                                      shareholders and shareholder transactions (e.g.,
                                      subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

               FINANCIAL HIGHLIGHTS   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results.
                                      The financial highlights table also discloses the classes'
                                      performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

      NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the
                                      fund, its significant accounting policies (including those surrounding security valuation, income recognition and
                                      distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO
MARCH 31, 2006                                              COLUMBIA INCOME FUND

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 70.1%
BASIC MATERIALS - 2.9%
CHEMICALS - 1.5%

                              EASTMAN CHEMICAL CO.   6.300% 11/15/18                                    2,254,000      2,209,093
                             EQUISTAR CHEMICALS LP   10.625% 05/01/11                                   1,200,000      1,299,000
                                  IMC GLOBAL, INC.   10.875% 08/01/13                                   1,200,000      1,374,000
                             LYONDELL CHEMICAL CO.   9.625% 05/01/07                                    1,200,000      1,239,000
                              NOVA CHEMICALS CORP.   6.500% 01/15/12                                      835,000        776,550
                                                     7.561% 11/15/13 (a)                                  365,000        365,000
                                                                                                                    ------------
                                                                                                  Chemicals Total      7,262,643
FOREST PRODUCTS & PAPER - 1.4%

                        ABITIBI-CONSOLIDATED, INC.   8.375% 04/01/15                                    1,500,000      1,455,000
                                    CASCADES, INC.   7.250% 02/15/13                                      795,000        751,275
                             GEORGIA-PACIFIC CORP.   8.000% 01/15/24                                      675,000        681,750
                           NORSKE SKOG CANADA LTD.   7.375% 03/01/14                                    1,200,000      1,128,000
                                    WESTVACO CORP.   8.200% 01/15/30                                    2,820,000      3,086,620
                                                                                                                    ------------
                                                                                    Forest Products & Paper Total      7,102,645
                                                                                                                    ------------
                                                                                            BASIC MATERIALS TOTAL     14,365,288
COMMUNICATIONS - 7.4%
MEDIA - 4.1%

            CHARTER COMMUNICATIONS HOLDINGS II LLC   10.250% 09/15/10                                     500,000        492,500
              CHARTER COMMUNICATIONS OPERATING LLC   8.375% 04/30/14 (b)                                  600,000        602,250
       COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.   8.375% 03/15/13                                    3,015,000      3,385,154
                                     COMCAST CORP.   5.900% 03/15/16                                    1,995,000      1,957,626
                                CSC HOLDINGS, INC.   7.625% 04/01/11                                    1,200,000      1,212,000
                                DEX MEDIA WEST LLC   9.875% 08/15/13                                    1,153,000      1,272,624
                                ECHOSTAR DBS CORP.   6.625% 10/01/14                                    1,460,000      1,408,900
                                INSIGHT MIDWEST LP   9.750% 10/01/09                                    1,800,000      1,856,250
                       NEWS AMERICA HOLDINGS, INC.   9.250% 02/01/13                                    1,200,000      1,411,630
                                NEWS AMERICA, INC.   5.300% 12/15/14                                      270,000        260,442
                                                     6.400% 12/15/35 (b)                                  660,000        631,195
                    SINCLAIR BROADCAST GROUP, INC.   8.750% 12/15/11                                      900,000        946,125

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

                                 TIME WARNER, INC.   6.875% 05/01/12                                    2,700,000      2,827,901
                                                     8.375% 07/15/33                                    1,510,000      1,740,234
                                                                                                                    ------------
                                                                                                      Media Total     20,004,831
TELECOMMUNICATION SERVICES - 3.3%

                            AMERICA MOVIL SA DE CV   5.750% 01/15/15                                    1,665,000      1,617,131
                             AMERICAN TOWERS, INC.   7.250% 12/01/11                                      500,000        522,500
                    BRITISH TELECOMMUNICATIONS PLC   8.875% 12/15/30                                    1,500,000      1,908,144
                             CINGULAR WIRELESS LLC   7.125% 12/15/31                                    1,150,000      1,254,134
                       CITIZENS COMMUNICATIONS CO.   9.000% 08/15/31                                    1,200,000      1,282,500
                       NEXTEL COMMUNICATIONS, INC.   7.375% 08/01/15                                    1,795,000      1,883,681
                                       QWEST CORP.   8.875% 03/15/12                                      300,000        336,000
                               ROGERS CANTEL, INC.   9.750% 06/01/16                                    1,200,000      1,461,000
                              SPRINT CAPITAL CORP.   8.750% 03/15/32                                    1,365,000      1,702,806
                         TELECOM ITALIA CAPITAL SA   4.950% 09/30/14                                    4,500,000      4,132,161
                                                                                                                    ------------
                                                                                 Telecommunication Services Total     16,100,057
                                                                                                                    ------------
                                                                                             COMMUNICATIONS TOTAL     36,104,888
CONSUMER CYCLICAL - 7.4%
AIRLINES - 1.2%

                           AMERICAN AIRLINES, INC.   9.710% 01/02/07                                      329,880        331,529
                        CONTINENTAL AIRLINES, INC.   7.461% 04/01/15                                    3,963,104      3,864,026
                            SOUTHWEST AIRLINES CO.   5.496% 11/01/06                                    1,800,000      1,802,124
                                                                                                                    ------------
                                                                                                   Airlines Total      5,997,679
APPAREL - 0.3%

                         PHILLIPS-VAN HEUSEN CORP.   7.250% 02/15/11                                    1,200,000      1,236,000
                                                                                                                    ------------
                                                                                                    Apparel Total      1,236,000
AUTO MANUFACTURERS - 0.8%

                  DAIMLERCHRYSLER NA HOLDING CORP.   6.400% 05/15/06                                    2,400,000      2,402,803
                                                     8.500% 01/18/31                                    1,200,000      1,403,683
                                                                                                                    ------------
                                                                                         Auto Manufacturers Total      3,806,486
AUTO PARTS & EQUIPMENT - 0.3%

                        GOODYEAR TIRE & RUBBER CO.   9.000% 07/01/15                                      600,000        609,000

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
AUTO PARTS & EQUIPMENT - (CONTINUED)

                              TRW AUTOMOTIVE, INC.   9.375% 02/15/13                                    1,000,000      1,081,250
                                                                                                                    ------------
                                                                                     Auto Parts & Equipment Total      1,690,250
ENTERTAINMENT - 0.1%

                STEINWAY MUSICAL INSTRUMENTS, INC.   7.000% 03/01/14 (b)                                  535,000        537,675
                                                                                                                    ------------
                                                                                              Entertainment Total        537,675
HOME BUILDERS - 0.8%

                                      CENTEX CORP.   5.250% 06/15/15                                    2,005,000      1,861,769
                                 D.R. HORTON, INC.   9.750% 09/15/10                                      900,000      1,009,125
                    K. HOVNANIAN ENTERPRISES, INC.   6.500% 01/15/14                                      500,000        470,000
                            STANDARD PACIFIC CORP.   9.250% 04/15/12                                      410,000        421,275
                                                                                                                    ------------
                                                                                              Home Builders Total      3,762,169
LEISURE TIME - 0.2%

                                          K2, INC.   7.375% 07/01/14                                    1,000,000      1,002,500
                                                                                                                    ------------
                                                                                               Leisure Time Total      1,002,500
LODGING - 3.0%

                       CAESARS ENTERTAINMENT, INC.   9.375% 02/15/07                                    1,500,000      1,548,750
         CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY   8.000% 11/15/13 (b)                                  395,000        403,888
                             HARD ROCK HOTEL, INC.   8.875% 06/01/13                                      700,000        761,250
                      HARRAH'S OPERATING CO., INC.   5.625% 06/01/15                                    2,300,000      2,202,428
                                                     7.125% 06/01/07                                    2,250,000      2,288,950
                               HILTON HOTELS CORP.   7.500% 12/15/17                                      175,000        188,808
                                HYATT EQUITIES LLC   6.875% 06/15/07 (b)                                1,525,000      1,543,687
                        KERZNER INTERNATIONAL LTD.   6.750% 10/01/15                                    1,200,000      1,269,000
                                        MGM MIRAGE   6.750% 09/01/12                                    1,200,000      1,197,000
                                                     8.500% 09/15/10                                      300,000        321,000
                   MOHEGAN TRIBAL GAMING AUTHORITY   6.125% 02/15/13                                    1,350,000      1,326,375
                             STATION CASINOS, INC.   6.875% 03/01/16                                      900,000        903,375
                                WYNN LAS VEGAS LLC   6.625% 12/01/14                                      600,000        586,500
                                                                                                                    ------------
                                                                                                    Lodging Total     14,541,011

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
RETAIL - 0.7%

                              AMERIGAS PARTNERS LP   7.125% 05/20/16                                      600,000        600,000
                                         CVS CORP.   5.298% 01/11/27 (b)                                1,476,308      1,402,320
                            FERRELLGAS PARTNERS LP   8.750% 06/15/12                                      660,000        669,900
                                TEMPUR-PEDIC, INC.   10.250% 08/15/10                                     676,000        719,940
                                                                                                                    ------------
                                                                                                     Retail Total      3,392,160
                                                                                                                    ------------
                                                                                          CONSUMER CYCLICAL TOTAL     35,965,930
                                                                                                                    ------------
CONSUMER NON-CYCLICAL - 9.4%
BEVERAGES - 1.1%

                                BOTTLING GROUP LLC   2.450% 10/16/06                                    4,200,000      4,139,833
                        CONSTELLATION BRANDS, INC.   8.125% 01/15/12                                    1,283,000      1,348,753
                                                                                                                    ------------
                                                                                                  Beverages Total      5,488,586
BIOTECHNOLOGY - 1.0%

                        BIO-RAD LABORATORIES, INC.   7.500% 08/15/13                                    1,200,000      1,239,000
                                   GENENTECH, INC.   4.400% 07/15/10                                    3,900,000      3,761,322
                                                                                                                    ------------
                                                                                              Biotechnology Total      5,000,322
COMMERCIAL SERVICES - 1.8%

                      CORRECTIONS CORP. OF AMERICA   6.250% 03/15/13                                    1,200,000      1,177,500
                              ERAC USA FINANCE CO.   6.750% 05/15/07 (b)                                1,800,000      1,828,675
                                                     8.000% 01/15/11 (b)                                1,800,000      1,967,740
                              FTI CONSULTING, INC.   7.625% 06/15/13                                    1,340,000      1,407,000
                                 NATIONSRENT, INC.   9.500% 10/15/10                                    1,200,000      1,306,500
                       SERVICE CORP. INTERNATIONAL   6.750% 04/01/16                                      380,000        378,100
                                                     7.700% 04/15/09                                      730,000        757,375
                                                                                                                    ------------
                                                                                        Commercial Services Total      8,822,890
COSMETICS/PERSONAL CARE - 0.1%

                              PROCTER & GAMBLE CO.   5.500% 02/01/34                                      600,000        575,147
                                                                                                                    ------------
                                                                                    Cosmetics/Personal Care Total        575,147
FOOD - 1.0%

                             CADBURY-SCHWEPPES PLC   5.125% 10/01/13 (b)                                1,050,000      1,006,612
                               DOLE FOOD CO., INC.   8.625% 05/01/09                                    1,228,000      1,231,070
                                        KROGER CO.   7.500% 04/01/31                                    2,000,000      2,195,072

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
FOOD - (CONTINUED)

                    STATER BROTHERS HOLDINGS, INC.   8.125% 06/15/12                                      210,000        210,525
                                                                                                                    ------------
                                                                                                       Food Total      4,643,279
HEALTHCARE SERVICES - 1.8%

                        COVENTRY HEALTH CARE, INC.   8.125% 02/15/12                                      500,000        523,833
                                         HCA, INC.   6.950% 05/01/12                                      900,000        909,526
                                                     7.875% 02/01/11                                    1,767,000      1,857,111
                                    MEDQUEST, INC.   11.875% 08/15/12                                     390,000        298,350
                            TENET HEALTHCARE CORP.   9.875% 07/01/14                                    1,850,000      1,877,750
                          UNITEDHEALTH GROUP, INC.   3.300% 01/30/08                                    2,850,000      2,751,828
                                   WELLPOINT, INC.   5.850% 01/15/36                                      570,000        539,204
                                                                                                                    ------------
                                                                                        Healthcare Services Total      8,757,602
HOUSEHOLD PRODUCTS/WARES - 1.4%

                                        CLOROX CO.   5.025% 12/14/07 (a)                                5,000,000      5,005,018
                              FORTUNE BRANDS, INC.   5.875% 01/15/36                                    2,000,000      1,860,551
                                                                                                                    ------------
                                                                                   Household Products/Wares Total      6,865,569
PHARMACEUTICALS - 1.2%

                           AMERISOURCEBERGEN CORP.   5.875% 09/15/15 (b)                                  820,000        807,253
                      MEDCO HEALTH SOLUTIONS, INC.   7.250% 08/15/13                                      600,000        646,877
                          MYLAN LABORATORIES, INC.   6.375% 08/15/15                                      800,000        806,000
                                    OMNICARE, INC.   6.750% 12/15/13                                      250,000        248,750
                                             WYETH   5.500% 02/15/16                                    1,500,000      1,470,487
                                                     6.500% 02/01/34                                    1,500,000      1,560,947
                                                                                                                    ------------
                                                                                            Pharmaceuticals Total      5,540,314
                                                                                                                    ------------
                                                                                      CONSUMER NON-CYCLICAL TOTAL     45,693,709
ENERGY - 7.9%
COAL - 0.3%

                          ARCH WESTERN FINANCE LLC   6.750% 07/01/13                                      600,000        597,000
                                 MASSEY ENERGY CO.   6.875% 12/15/13 (b)                                1,000,000        985,000
                                                                                                                    ------------
                                                                                                       Coal Total      1,582,000
OIL & GAS - 6.2%

                                AMERADA HESS CORP.   7.125% 03/15/33                                      750,000        820,271
                                                     7.300% 08/15/31                                      945,000      1,054,590

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
OIL & GAS - (CONTINUED)

                           CHESAPEAKE ENERGY CORP.   6.375% 06/15/15                                      300,000        295,500
                                                     7.500% 06/15/14                                      710,000        745,500
                          GAZPROM INTERNATIONAL SA   7.201% 02/01/20 (b)                                2,800,000      2,919,000
                                MARATHON OIL CORP.   6.000% 07/01/12                                    4,530,000      4,637,411
                                  MURPHY OIL CORP.   6.375% 05/01/12                                    1,350,000      1,399,418
                                       NEXEN, INC.   5.875% 03/10/35                                      300,000        277,460
                                                     7.875% 03/15/32                                    2,100,000      2,474,123
                              NOBLE DRILLING CORP.   7.500% 03/15/19                                    2,100,000      2,396,305
                PEMEX PROJECT FUNDING MASTER TRUST   5.750% 12/15/15 (b)                                  355,000        339,557
                                                     7.875% 02/01/09                                    1,200,000      1,260,000
                                                     9.125% 10/13/10                                      450,000        506,250
               PETROBRAS INTERNATIONAL FINANCE CO.   9.750% 07/06/11                                      900,000      1,051,875
                      PREMCOR REFINING GROUP, INC.   7.500% 06/15/15                                    2,400,000      2,526,000
                         PRIDE INTERNATIONAL, INC.   7.375% 07/15/14                                    1,200,000      1,272,000
        RAS LAFFAN LIQUEFIED NATURAL GAS CO., LTD.   3.437% 09/15/09 (b)                                1,756,202      1,674,124
                                                     5.838% 09/30/27 (b)                                1,200,000      1,162,463
                                  XTO ENERGY, INC.   5.300% 06/30/15                                    3,625,000      3,500,646
                                                                                                                    ------------
                                                                                                  Oil & Gas Total     30,312,493
PIPELINES - 1.4%

                       COLORADO INTERSTATE GAS CO.   6.800% 11/15/15 (b)                                1,000,000      1,017,500
                                     EL PASO CORP.   7.750% 06/15/10 (b)                                1,200,000      1,236,000
                     KINDER MORGAN FINANCE CO. ULC   5.700% 01/05/16                                    3,305,000      3,219,399
         PACIFIC ENERGY PARTNERS LP/PACIFIC ENERGY
                                     FINANCE CORP.   6.250% 09/15/15                                      450,000        442,125
                          WILLIAMS COMPANIES, INC.   8.125% 03/15/12                                      900,000        969,750
                                                                                                                    ------------
                                                                                                  Pipelines Total      6,884,774
                                                                                                                    ------------
                                                                                                     ENERGY TOTAL     38,779,267
FINANCIALS - 22.4%
BANKS - 4.5%

                                 BARCLAYS BANK PLC   7.375% 06/15/49 (a)(b)                             2,400,000      2,580,192
                        CHINATRUST COMMERCIAL BANK   5.625% 12/29/49 (a)(b)                               825,000        775,379
                                                                                                                    ------------
                                     HSBC BANK USA   3.875% 09/15/09                                    3,740,000      3,576,179

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
BANKS - (CONTINUED)

                           HSBC CAPITAL FUNDING LP   9.547% 12/31/49 (a)(b)                             2,700,000      3,084,615
                        WACHOVIA CAPITAL TRUST III   5.800% 08/29/49                                    1,425,000      1,396,350
                                    WACHOVIA CORP.   4.375% 06/01/10                                    2,950,000      2,844,026
                                 WELLS FARGO & Co.   4.875% 01/12/11                                    6,260,000      6,133,490
                                                     5.010% 09/15/09 (a)                                1,800,000      1,800,205
                                                                                                                    ------------
                                                                                                      Banks Total     22,190,436
DIVERSIFIED FINANCIAL SERVICES - 11.1%

                                          AIR 2 US   8.027% 10/01/19 (b)                                  785,072        701,658
                    AMERICAN GENERAL FINANCE CORP.   5.400% 12/01/15                                    9,445,000      9,165,643
                                   CITIGROUP, INC.   5.300% 01/07/16                                    4,200,000      4,110,793
                           E*TRADE FINANCIAL CORP.   8.000% 06/15/11                                    1,225,000      1,274,000
                             FORD MOTOR CREDIT CO.   7.375% 02/01/11                                    2,470,000      2,247,234
                     FUND AMERICAN COMPANIES, INC.   5.875% 05/15/13                                    1,557,000      1,530,471
                    GENERAL ELECTRIC CAPITAL CORP.   5.030% 12/15/09 (a)                                2,410,000      2,414,417
                   GENERAL MOTORS ACCEPTANCE CORP.   6.875% 09/15/11                                    1,000,000        928,668
                                                     8.000% 11/01/31                                    1,220,000      1,143,750
                            GOLDMAN SACHS GROUP LP   4.500% 06/15/10                                    3,700,000      3,573,690
                         GOLDMAN SACHS GROUP, INC.   5.350% 01/15/16                                      850,000        827,034
                 INTERNATIONAL LEASE FINANCE CORP.   4.875% 09/01/10                                    1,440,000      1,401,910
                                                     6.375% 03/15/09                                    1,550,000      1,589,802
                              JPMORGAN CHASE & CO.   4.500% 11/15/10                                    3,000,000      2,889,872
                                                     4.600% 01/17/11                                    4,035,000      3,902,039
                             LABRANCHE & CO., INC.   11.000% 05/15/12                                   1,200,000      1,329,000
                    LEHMAN BROTHERS HOLDINGS, INC.   4.704% 10/22/08 (a)                                  600,000        599,863
                                                     5.500% 04/04/16                                      790,000        777,872
                                    MORGAN STANLEY   4.250% 05/15/10                                    3,900,000      3,731,037
                PF EXPORT RECEIVABLES MASTER TRUST   3.748% 06/01/13 (b)                                  867,145        813,875
                         RESIDENTIAL CAPITAL CORP.   6.000% 02/22/11                                    1,500,000      1,488,091
                                                     6.375% 06/30/10                                    1,185,000      1,192,966
                           TEXTRON FINANCIAL CORP.   2.750% 06/01/06                                    3,000,000      2,989,238
                                                     5.875% 06/01/07                                    1,190,000      1,196,836

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)

                             WINDSOR FINANCING LLC   5.881% 07/15/17 (b)                                2,500,000      2,486,974
                                                                                                                    ------------
                                                                             Diversified Financial Services Total     54,306,733
INSURANCE - 2.3%

        FLORIDA WINDSTORM UNDERWRITING ASSOCIATION   7.125% 02/25/19 (b)                                1,200,000      1,336,665
           HARTFORD FINANCIAL SERVICES GROUP, INC.   4.700% 09/01/07                                    2,300,000      2,279,959
                                      ING GROEP NV   5.775% 12/29/49                                    3,330,000      3,238,438
                        PRUDENTIAL FINANCIAL, INC.   4.750% 06/13/15 (b)                                1,075,000      1,005,329
               PRUDENTIAL INSURANCE CO. OF AMERICA   7.650% 07/01/07 (b)                                2,400,000      2,467,982
                ST. PAUL TRAVELERS COMPANIES, INC.   5.500% 12/01/15                                      830,000        814,467
                                                                                                                    ------------
                                                                                                  Insurance Total     11,142,840
REAL ESTATE - 1.0%

                     FOREST CITY ENTERPRISES, INC.   7.625% 06/01/15                                      600,000        633,000
                               PRUDENTIAL PROPERTY   6.625% 04/01/09 (b)                                1,800,000      1,853,161
                                                     7.125% 07/01/07 (b)                                2,400,000      2,448,743
                                                                                                                    ------------
                                                                                                Real Estate Total      4,934,904
REAL ESTATE INVESTMENT TRUSTS - 1.8%

                             ARCHSTONE-SMITH TRUST   5.750% 03/15/16                                    1,820,000      1,803,211
                                                     6.875% 02/15/08                                      296,500        301,795
              HEALTH CARE PROPERTY INVESTORS, INC.   7.072% 06/08/15                                      745,000        796,662
                             ISTAR FINANCIAL, INC.   5.125% 04/01/11                                      850,000        824,413
                                                     8.750% 08/15/08                                    1,209,000      1,293,427
                           SIMON PROPERTY GROUP LP   5.750% 12/01/15 (b)                                2,500,000      2,453,817
                                  VENTAS REALTY LP   9.000% 05/01/12                                    1,200,000      1,359,000
                                                                                                                    ------------
                                                                              Real Estate Investment Trusts Total      8,832,325
SAVINGS & LOANS - 1.7%

                            WASHINGTON MUTUAL BANK   5.125% 01/15/15                                    8,595,000      8,135,407
                                                                                                                    ------------
                                                                                            Savings & Loans Total      8,135,407
                                                                                                                    ------------
                                                                                                 FINANCIALS TOTAL    109,542,645
INDUSTRIALS - 4.5%
AEROSPACE & DEFENSE - 0.7%

                          L-3 COMMUNICATIONS CORP.   5.875% 01/15/15                                       75,000         71,813
                                                     6.375% 10/15/15                                      295,000        292,050

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
AEROSPACE & DEFENSE - (CONTINUED)

                                      RAYTHEON CO.   5.500% 11/15/12                                    1,800,000      1,791,687
                                       SEQUA CORP.   8.875% 04/01/08                                      415,000        433,675
                                                     9.000% 08/01/09                                      185,000        197,950
                          SYSTEMS 2001 ASSET TRUST   6.664% 09/15/13 (b)                                  642,724        669,798
                                                                                                                    ------------
                                                                                        Aerospace & Defense Total      3,456,973
ELECTRONICS - 0.6%
                    FLEXTRONICS INTERNATIONAL LTD.   6.250% 11/15/14                                      875,000        859,688
                                 SANMINA-SCI CORP.   6.750% 03/01/13                                      900,000        859,500
                              THOMAS & BETTS CORP.   7.250% 06/01/13                                    1,200,000      1,249,500
                                                                                                                    ------------
                                                                                                Electronics Total      2,968,688
ENVIRONMENTAL CONTROL - 0.3%
                  ALLIED WASTE NORTH AMERICA, INC.   7.875% 04/15/13                                      950,000        988,000
                                                     8.500% 12/01/08                                      300,000        313,500
                                                                                                                    ------------
                                                                                      Environmental Control Total      1,301,500
MACHINERY-DIVERSIFIED - 0.2%
                           BRIGGS & STRATTON CORP.   8.875% 03/15/11                                      800,000        886,000
                               MANITOWOC CO., INC.   7.125% 11/01/13                                      300,000        306,750
                                                                                                                    ------------
                                                                                      Machinery-Diversified Total      1,192,750
METAL FABRICATE/HARDWARE - 0.1%
                          VALMONT INDUSTRIES, INC.   6.875% 05/01/14                                      600,000        600,000
                                                                                                                    ------------
                                                                                   Metal Fabricate/Hardware Total        600,000
MISCELLANEOUS MANUFACTURING - 0.5%
                                  BOMBARDIER, INC.   6.300% 05/01/14 (b)                                1,500,000      1,372,500
                          TRINITY INDUSTRIES, INC.   6.500% 03/15/14                                      950,000        952,375
                                                                                                                    ------------
                                                                                Miscellaneous Manufacturing Total      2,324,875
PACKAGING & CONTAINERS - 0.4%
              OWENS-BROCKWAY GLASS CONTAINER, INC.   8.875% 02/15/09                                    1,800,000      1,874,250
                                                                                                                    ------------
                                                                                     Packaging & Containers Total      1,874,250
TRANSPORTATION - 1.7%
                  BURLINGTON NORTHERN RAILROAD CO.   9.250% 10/01/06                                    1,235,000      1,258,491
                BURLINGTON NORTHERN SANTA FE CORP.   7.950% 08/15/30                                      945,000      1,177,683

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
TRANSPORTATION - (CONTINUED)

                              CHC HELICOPTER CORP.   7.375% 05/01/14                                      600,000        612,000
                                       FEDEX CORP.   2.650% 04/01/07                                    3,000,000      2,922,545
                                                     9.650% 06/15/12                                      600,000        724,120
                   SHIP FINANCE INTERNATIONAL LTD.   8.500% 12/15/13                                    1,000,000        938,750
                                          STENA AB   7.500% 11/01/13                                      700,000        693,000
                                                                                                                    ------------
                                                                                             Transportation Total      8,326,589
                                                                                                                    ------------
                                                                                                INDUSTRIALS TOTAL     22,045,625
TECHNOLOGY - 0.9%
COMPUTERS - 0.7%

                               HEWLETT-PACKARD CO.   6.500% 07/01/12                                    3,000,000      3,147,709
                                                                                                                    ------------
                                                                                                  Computers Total      3,147,709
OFFICE/BUSINESS EQUIPMENT - 0.2%

                                       XEROX CORP.   7.125% 06/15/10                                    1,000,000      1,041,250
                                                                                                                    ------------
                                                                                  Office/Business Equipment Total      1,041,250
                                                                                                                    ------------
                                                                                                 TECHNOLOGY TOTAL      4,188,959
UTILITIES - 7.3%
ELECTRIC - 7.1%

                             AEP TEXAS CENTRAL CO.   5.500% 02/15/13                                    1,200,000      1,177,554
                                         AES CORP.   8.750% 06/15/08                                      586,000        610,905
                                 ALABAMA POWER CO.   4.990% 08/25/09 (a)                                2,540,000      2,547,973
                 AMERICAN ELECTRIC POWER CO., INC.   5.250% 06/01/15                                    1,810,000      1,733,302
                                  CMS ENERGY CORP.   6.875% 12/15/15                                      200,000        203,500
                                                     8.500% 04/15/11                                      125,000        135,625
                              CONSUMERS ENERGY CO.   6.000% 02/15/14                                    1,200,000      1,203,372
                          DOMINION RESOURCES, INC.   5.265% 09/28/07 (a)                                1,350,000      1,351,811
                             EDISON MISSION ENERGY   7.730% 06/15/09                                    1,500,000      1,539,375
                      FPL ENERGY AMERICAN WIND LLC   6.639% 06/20/23 (b)                                1,348,234      1,363,336
                      FPL ENERGY NATIONAL WIND LLC   5.608% 03/10/24 (b)                                  222,389        213,779
                          KIOWA POWER PARTNERS LLC   5.737% 03/30/21 (b)                                1,190,000      1,135,891
                   MIDAMERICAN ENERGY HOLDINGS CO.   5.875% 10/01/12                                    4,700,000      4,744,979
                                                     6.125% 04/01/36 (b)                                1,330,000      1,302,057

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
UTILITIES - (CONTINUED)
ELECTRIC - (CONTINUED)

                           MIRANT MID ATLANTIC LLC   8.625% 06/30/12                                    1,026,166      1,099,280
                          MIRANT NORTH AMERICA LLC   7.375% 12/31/13 (b)                                  995,000      1,017,388
                           MSW ENERGY HOLDINGS LLC   8.500% 09/01/10                                    1,200,000      1,272,000
                                  NEVADA POWER CO.   9.000% 08/15/13                                      800,000        885,416
                         NORTHERN STATES POWER CO.   8.000% 08/28/12                                    1,050,000      1,187,008
                                  NRG ENERGY, INC.   7.250% 02/01/14                                      300,000        305,250
                                                     7.375% 02/01/16                                      300,000        307,125
                       ONCOR ELECTRIC DELIVERY CO.   7.250% 01/15/33                                    1,800,000      1,999,258
                             PROGRESS ENERGY, INC.   7.750% 03/01/31                                    1,200,000      1,396,778
                                    PSEG POWER LLC   5.500% 12/01/15                                    2,160,000      2,091,766
                                                     7.750% 04/15/11                                    1,200,000      1,304,084
                                 TECO ENERGY, INC.   7.000% 05/01/12                                      600,000        622,500
                    TENASKA ALABAMA II PARTNERS LP   6.125% 03/30/23 (b)                                1,101,730      1,093,239
                                         TXU CORP.   5.550% 11/15/14                                      750,000        698,683
                                                     6.550% 11/15/34                                      240,000        217,136
                                                                                                                    ------------
                                                                                                   Electric Total     34,760,370
GAS - 0.2%

                       SOUTHERN CALIFORNIA GAS CO.   4.990% 12/01/09 (a)                                1,055,000      1,054,661
                                                                                                                    ------------
                                                                                                        Gas Total      1,054,661
                                                                                                                    ------------
                                                                                                  UTILITIES TOTAL     35,815,031

                                                     TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                                                     (COST OF $345,227,680)                                          342,501,342

GOVERNMENT & AGENCY OBLIGATIONS - 20.8%
FOREIGN GOVERNMENT OBLIGATIONS - 1.8%

                       EXPORT-IMPORT BANK OF KOREA   4.625% 03/16/10                                    1,550,000      1,500,343
                                PROVINCE OF QUEBEC   5.000% 03/01/16                                    3,835,000      3,714,507
                                    STATE OF QATAR   9.750% 06/15/30 (b)                                1,650,000      2,392,192
                             UNITED MEXICAN STATES   6.750% 09/27/34                                    1,200,000      1,240,800
                                                                                                                    ------------
                                                                             FOREIGN GOVERNMENT OBLIGATIONS TOTAL      8,847,842

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS - (CONTINUED)
U.S. GOVERNMENT AGENCIES - 4.1%

                  FEDERAL HOME LOAN MORTGAGE CORP.   5.400% 02/28/11                                   15,920,000     15,858,278
             FEDERAL NATIONAL MORTGAGE ASSOCIATION   5.800% 02/09/26                                    3,900,000      3,813,397
                                                                                                                    ------------
                                                                                   U.S. GOVERNMENT AGENCIES TOTAL     19,671,675
U.S. GOVERNMENT OBLIGATIONS - 14.9%

                               U.S. TREASURY BONDS   5.375% 02/15/31                                    3,790,000      3,989,566
                                                     7.250% 08/15/22                                    7,000,000      8,680,546
                               U.S. TREASURY NOTES   2.875% 11/30/06                                   28,575,000     28,206,640
                                                     3.000% 11/15/07                                      650,000        631,363
                                                     3.625% 06/15/10                                      230,000        219,578
                                                     4.250% 01/15/11                                      680,000        663,133
                                                     4.250% 08/15/14                                      715,000        684,361
                                                     4.250% 08/15/15                                      130,000        123,840
                                                     4.375% 12/15/10                                    5,990,000      5,875,579
                                                     4.500% 02/28/11                                   11,925,000     11,751,253
                                                     4.500% 11/15/15                                    9,655,000      9,369,125
                                                     4.500% 02/15/16                                    2,355,000      2,290,421
                                                     5.000% 02/15/11                                      395,000        398,209
                                                                                                                    ------------
                                                                                U.S. GOVERNMENT OBLIGATIONS TOTAL     72,883,614

                                                     TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                     (COST OF $101,922,574)                                          101,403,131

ASSET-BACKED SECURITIES - 3.4%

          AMERICREDIT AUTOMOBILE RECEIVABLES TRUST   3.930% 10/06/11                                    2,700,000      2,613,977
                               BAY VIEW AUTO TRUST   4.550% 02/25/14                                      600,000        587,709
                                                     5.310% 06/25/14                                    1,110,000      1,095,912
                     GE EQUIPMENT SMALL TICKET LLC   4.620% 12/22/14 (b)                                  700,000        687,662
                                                     5.120% 06/22/15 (b)                                2,000,000      1,989,380
                        GREEN TREE FINANCIAL CORP.   6.870% 01/15/29                                      797,192        814,631
               JPMORGAN MORTGAGE ACQUISITION CORP.   5.627% 10/25/35                                    1,550,000      1,526,995
                 LONG BEACH AUTO RECEIVABLES TRUST   4.522% 06/15/12                                    3,200,000      3,140,018
                    PROVIDIAN GATEWAY MASTER TRUST   3.350% 09/15/11 (b)                                  600,000        583,225
               RESIDENTIAL ASSET MORTGAGE PRODUCTS   4.120% 06/25/33                                      900,000        856,331
  RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.   5.110% 09/25/35                                    1,500,000      1,460,812
                         WFS FINANCIAL OWNER TRUST   4.760% 05/17/13                                    1,200,000      1,171,799

                                                     TOTAL ASSET-BACKED SECURITIES
                                                     (COST OF $16,899,920)                                            16,528,451

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
AGENCY - 0.5%

          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   4.954% 05/16/31                                    1,365,000      1,294,777
                     SMALL BUSINESS ADMINISTRATION
                        PARTICIPATION CERTIFICATES   5.570% 03/01/26                                    1,175,000      1,173,284
                                                                                                                    ------------
                                                                                                     AGENCY TOTAL      2,468,061
NON-AGENCY - 2.6%

               CITIGROUP MORTGAGE LOAN TRUST, INC.   5.517% 08/25/35                                    1,200,000      1,168,393
                                                     5.598% 03/25/36                                    1,000,000        999,727
                                                     5.666% 08/25/35                                    1,000,000        971,875
                COUNTRYWIDE ALTERNATIVE LOAN TRUST   5.000% 03/25/20                                    5,077,432      4,954,091
                                                     5.500% 09/25/35                                    2,156,561      2,050,926
                  RESIDENTIAL ACCREDIT LOANS, INC.   5.500% 02/25/35                                    2,520,455      2,484,194
                                                                                                                    ------------
                                                                                                 NON-AGENCY TOTAL     12,629,206

                                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                     (COST OF $15,482,770)                                            15,097,267

MORTGAGE-BACKED SECURITIES - 0.6%

             FEDERAL NATIONAL MORTGAGE ASSOCIATION   6.000% 04/01/35                                    2,721,722      2,723,179
                                                     9.000% 07/01/19                                       10,740         11,053
                                                     9.000% 06/01/20                                       55,285         59,550
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   10.000% 10/15/17                                       4,172          4,587
                                                     10.000% 01/15/19                                         351            386
                                                     10.500% 01/15/16                                      10,641         11,736
                                                     10.500% 04/15/20                                       6,225          6,907
                                                     10.500% 05/15/20                                       7,433          8,247
                                                     11.500% 05/15/13                                       8,304          9,149
                                                     12.500% 11/15/10                                       5,012          5,488
                                                     12.500% 10/15/13                                       2,541          2,763
                                                     12.500% 11/15/13                                       3,313          3,658
                                                     12.500% 12/15/13                                      10,818         11,945
                                                     13.000% 04/15/11                                          43             48
                                                     14.000% 08/15/11                                       2,251          2,525

                                                     TOTAL MORTGAGE-BACKED SECURITIES
                                                     (COST OF $2,921,100)                                              2,861,221

See Accompanying Notes to Financial Statements.

SHORT-TERM OBLIGATION - 0.9%                                                                              PAR ($)      VALUE ($)
--------------------------------------------------   ---------------------------------------------------------------------------
                                                     Repurchase agreement with State Street Bank &
                                                     Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                                                     collateralized by a U.S. Treasury Bond maturing
                                                     02/15/36, market value of $4,759,637 (repurchase
                                                     proceeds $4,663,698)                               4,662,000      4,662,000

                                                     TOTAL SHORT-TERM OBLIGATION
                                                     (COST OF $4,662,000)                                              4,662,000

                                                     TOTAL INVESTMENTS - 98.9%
                                                     (COST OF $487,116,044) (c)                                      483,053,412

                                                     OTHER ASSETS & LIABILITIES, NET - 1.1%                            5,460,321

                                                     NET ASSETS - 100.0%                                             488,513,733

                                                     NOTES TO INVESTMENT PORTFOLIO:
                                                 (a) The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2006.
                                                 (b) Security exempt from registration pursuant to Rule 144A under the
                                                     Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
                                                     March 31, 2006, these securities, which are not illiquid, amounted to
                                                     $55,893,776, which represents 11.4% of net assets.
                                                 (c) Cost for federal income tax purposes is $489,466,478.

                                                     At March 31, 2006, the asset allocation of the Fund is as follows:

                                                     ASSET ALLOCATION                                            % OF NET ASSETS
                                                     ---------------------------------------------------------------------------
                                                     Corporate Fixed-Income Bonds & Notes                             70.1%
                                                     Government & Agency Obligations                                  20.8
                                                     Asset-Backed Securities                                           3.4
                                                     Collateralized Mortgage Obligations                               3.1
                                                     Mortgage-Backed Securities                                        0.6
                                                     Short-Term Obligation                                             0.9
                                                     Other Assets & Liabilities, Net                                   1.1
                                                                                                                     -----
                                                                                                                     100.0%
                                                                                                                     =====

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006                                              COLUMBIA INCOME FUND

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                             487,116,044
                                                  Investments, at value                                            483,053,412
                                                  Cash                                                                     914
                                                  Receivable for:
                                                    Investments sold                                                 3,318,752
                                                    Fund shares sold                                                 1,658,384
                                                    Interest                                                         6,340,659
                                                    Foreign tax reclaims                                                 7,840
                                                  Deferred Trustees' compensation plan                                  25,618
                                                                                                                   -----------
                                                      Total Assets                                                 494,405,579

                               LIABILITIES        Payable for:
                                                    Investments purchased                                            1,912,693
                                                    Fund shares repurchased                                          2,570,854
                                                    Distributions                                                      886,659
                                                    Investment advisory fee                                            175,062
                                                    Administration fee                                                  53,856
                                                    Transfer agent fee                                                 147,974
                                                    Pricing and bookkeeping fees                                        15,590
                                                    Trustees' fees                                                         908
                                                    Custody fee                                                          2,486
                                                    Distribution and service fees                                       51,686
                                                    Chief compliance officer expenses                                    1,736
                                                  Deferred Trustees' fees                                               25,618
                                                  Other liabilities                                                     46,724
                                                                                                                   -----------
                                                      Total Liabilities                                              5,891,846

                                                                                                      NET ASSETS   488,513,733

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                  522,693,535
                                                  Overdistributed net investment income                             (2,311,329)
                                                  Accumulated net realized loss                                    (27,805,841)
                                                  Net unrealized depreciation on investments                        (4,062,632)
                                                                                                                   -----------
                                                                                                      NET ASSETS   488,513,733

                                   CLASS A        Net assets                                                       100,294,626
                                                  Shares outstanding                                                10,430,916
                                                  Net asset value per share                                               9.62(a)
                                                  Maximum offering price per share ($9.62/0.9525)                        10.10(b)

                                   CLASS B        Net assets                                                        23,648,509
                                                  Shares outstanding                                                 2,459,510
                                                  Net asset value and offering price per share                            9.62(a)

                                   CLASS C        Net assets                                                        13,041,679
                                                  Shares outstanding                                                 1,356,371
                                                  Net asset value and offering price per share                            9.62(a)

                                   CLASS Z        Net assets                                                       351,528,919
                                                  Shares outstanding                                                36,559,988
                                                  Net asset value, offering and redemption price per share                9.62

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006                           COLUMBIA INCOME FUND

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Interest                                                          32,595,601

                                  EXPENSES        Investment advisory fee                                            2,409,594
                                                  Administration fee                                                   756,191
                                                  Distribution fee:
                                                    Class B                                                            185,331
                                                    Class C                                                             88,618
                                                  Service fee:
                                                    Class A                                                            246,999
                                                    Class B                                                             61,777
                                                    Class C                                                             29,512
                                                  Transfer agent fee                                                   713,123
                                                  Pricing and bookkeeping fees                                         173,703
                                                  Trustees' fees                                                        29,460
                                                  Custody fee                                                           25,657
                                                  Chief compliance officer expenses (See Note 4)                         8,478
                                                  Non-recurring costs (See Note 7)                                       8,057
                                                  Other expenses                                                       310,094
                                                                                                                   -----------
                                                    Total Expenses                                                   5,046,594
                                                  Fees waived by Distributor - Class C                                 (17,788)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)        (8,057)
                                                  Custody earnings credit                                              (12,131)
                                                                                                                   -----------
                                                    Net Expenses                                                     5,008,618
                                                                                                                   -----------
                                                  Net Investment Income                                             27,586,983

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on:
          INVESTMENTS AND FOREIGN CURRENCY          Investments                                                      3,263,932
                                                    Foreign currency transactions                                      102,354
                                                                                                                   -----------
                                                      Net realized gain                                              3,366,286
                                                  Net change in unrealized appreciation (depreciation) on:
                                                    Investments                                                    (14,796,574)
                                                    Foreign currency translations                                      (25,243)
                                                                                                                   -----------
                                                      Net change in unrealized appreciation (depreciation)         (14,821,817)
                                                                                                                   -----------
                                                  Net Loss                                                         (11,455,531)
                                                                                                                   -----------
                                                  Net Increase in Net Assets from Operations                        16,131,452

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                            COLUMBIA INCOME FUND

                                                                                                        YEAR ENDED MARCH 31
                                                                                                     -------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                       2006 ($)     2005 ($)
------------------------------------------    --------------------------------------------------------------------------------
                                OPERATIONS    Net investment income                                    27,586,983   27,962,385
                                              Net realized gain (loss) on investments and foreign
                                                currency transactions                                   3,366,286    3,839,154
                                              Net change in unrealized appreciation (depreciation)
                                                on investments and foreign currency translations      (14,821,817) (19,984,625)
                                                                                                     -------------------------
                                              Net Increase from Operations                             16,131,452   11,816,914

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:
                                                Class A                                                (5,077,776)  (4,837,026)
                                                Class B                                                (1,084,622)  (1,190,350)
                                                Class C                                                  (535,188)    (455,166)
                                                Class Z                                               (23,998,853) (24,783,638)
                                                                                                     -------------------------
                                              Total Distributions Declared to Shareholders            (30,696,439) (31,266,180)

                        SHARE TRANSACTIONS    Class A:
                                                Subscriptions                                          25,064,558   22,118,982
                                                Distributions reinvested                                3,387,392    3,052,637
                                                Redemptions                                           (21,812,170) (17,715,241)
                                                                                                     -------------------------
                                                  Net Increase                                          6,639,780    7,456,378
                                              Class B:
                                                Subscriptions                                           5,204,620    5,175,588
                                                Distributions reinvested                                  722,045      758,498
                                                Redemptions                                            (6,959,734)  (9,171,814)
                                                                                                     -------------------------
                                                  Net Decrease                                         (1,033,069)  (3,237,728)
                                              Class C:
                                                Subscriptions                                           5,382,863    4,394,155
                                                Distributions reinvested                                  333,951      259,231
                                                Redemptions                                            (3,202,512)  (2,630,256)
                                                                                                     -------------------------
                                                  Net Increase                                          2,514,302    2,023,130
                                              Class Z:
                                                Subscriptions                                         205,890,666  196,815,905
                                                Distributions reinvested                               17,019,845   23,192,465
                                                Redemptions                                          (394,756,253) (96,171,954)
                                                                                                     -------------------------
                                                  Net Increase (Decrease)                            (171,845,742) 123,836,416
                                              Net Increase (Decrease) from Share
                                                Transactions                                         (163,724,729) 130,078,196
                                                                                                     -------------------------
                                                    Total Increase (Decrease) in Net Assets          (178,289,716) 110,628,930
                                NET ASSETS    Beginning of period                                     666,803,449  556,174,519
                                              End of period                                           488,513,733  666,803,449
                                              Overdistributed net investment
                                                income at end of period                                (2,311,329)  (4,538,371)

                         CHANGES IN SHARES    Class A:
                                                Subscriptions                                           2,548,855    2,210,083
                                                Issued for distributions reinvested                       344,181      305,231
                                                Redemptions                                            (2,221,904)  (1,771,345)
                                                                                                     -------------------------
                                                  Net Increase                                            671,132      743,969
                                              Class B:
                                                Subscriptions                                             528,266      516,497
                                                Issued for distributions reinvested                        73,323       75,869
                                                Redemptions                                              (706,644)    (920,346)
                                                                                                     -------------------------
                                                  Net Decrease                                           (105,055)    (327,980)
                                              Class C:
                                                Subscriptions                                             546,276      438,903
                                                Issued for distributions reinvested                        33,957       25,925
                                                Redemptions                                              (325,025)    (263,219)
                                                                                                     -------------------------
                                                  Net Increase                                            255,208      201,609
                                              Class Z:
                                                Subscriptions                                          20,886,752   19,613,104
                                                Issued for distributions reinvested                     1,719,251    2,319,241
                                                Redemptions                                           (40,012,824)  (9,632,261)
                                                                                                     -------------------------
                                                  Net Increase (Decrease)                             (17,406,821)  12,300,084

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                            COLUMBIA INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       PERIOD                                           PERIOD
                                                                        ENDED                                            ENDED
                                           YEAR ENDED MARCH 31,     MARCH 31,             YEAR ENDED JUNE 30,         JUNE 30,
CLASS A SHARES                              2006           2005    2004(a)(b)           2003(c)       2002(c)       2001(c)(d)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $    9.89       $  10.21    $    10.10          $   9.44       $  9.54       $     9.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                   0.45           0.47          0.39              0.45          0.60(f)          0.61
Net realized and unrealized gain
(loss) on investments and foreign
currency                                   (0.21)         (0.27)         0.15              0.75         (0.08)(f)         0.32
                                       ---------       --------    ----------          --------       -------       ----------
Total from Investment Operations            0.24           0.20          0.54              1.20          0.52             0.93

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                 (0.51)         (0.52)        (0.43)            (0.54)        (0.62)           (0.60)
Return of capital                             --             --            --                --            --(g)            --
                                       ---------       --------    ----------          --------       -------       ----------
Total Distributions Declared
to Shareholders                            (0.51)         (0.52)        (0.43)            (0.54)        (0.62)           (0.60)

NET ASSET VALUE, END OF PERIOD         $    9.62       $   9.89    $    10.21          $  10.10       $  9.44       $     9.54
Total return (h)                            2.39%(j)       2.00%         5.50%(i)(j)      13.18%(j)      5.53%           10.41%(i)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (k)                      1.01%          0.97%         1.14%(l)          1.23%         1.10%            1.12%(l)
Interest expense                              --             --            --%(l)(m)         --            --               --
Expenses (k)                                1.01%          0.97%         1.14%(l)          1.23%         1.10%            1.12%(l)
Net investment income (k)                   4.57%          4.66%         5.20%(l)          5.12%         6.32%(f)         7.08%(l)
Waiver/reimbursement                          --             --          0.03%(l)          0.05%           --               --
Portfolio turnover rate                      147%            36%           93%(i)            96%          136%(n)          128%(n)
Net assets,end of period (000's)       $ 100,295       $ 96,568    $   92,053          $ 89,740       $   204       $        1

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.
(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.40% to 6.32%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)  Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i)  Not annualized.
(j) Had the Investment Advisor or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.
(n)  Portfolio turnover disclosed is for the SR&F Income Portfolio.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 PERIOD              PERIOD
                                                                                  ENDED               ENDED
                                                     YEAR ENDED MARCH 31,     MARCH 31,            JUNE 30,
CLASS B SHARES                                        2006           2005    2004(a)(b)          2003(c)(d)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   9.89       $  10.21    $    10.10          $     9.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                             0.38           0.39          0.33                0.40
Net realized and unrealized gain (loss)
on investments and foreign currency                  (0.22)         (0.27)         0.15                0.68
                                                  --------       --------    ----------          ----------
Total from Investment Operations                      0.16           0.12          0.48                1.08

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.43)         (0.44)        (0.37)              (0.45)

NET ASSET VALUE, END OF PERIOD                    $   9.62       $   9.89    $    10.21          $    10.10
Total return (f)                                      1.63%(h)       1.25%         4.91%(g)(h)        11.78%(g)(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                1.76%          1.72%         1.89%(j)            1.99%(j)
Interest expense                                        --             --            --%(j)(k)           --
Net expenses (i)                                      1.76%          1.72%         1.89%(j)            1.99%(j)
Net investment income (i)                             3.83%          3.91%         4.46%(j)            4.39%(j)
Waiver/reimbursement                                    --             --          0.03%(j)            0.11%(j)
Portfolio turnover rate                                147%            36%           93%(g)              96%
Net assets,end of period (000's)                  $ 23,649       $ 25,375    $   29,534          $   32,430

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.
(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 PERIOD              PERIOD
                                                                                  ENDED               ENDED
                                                     YEAR ENDED MARCH 31,     MARCH 31,            JUNE 30,
CLASS C SHARES                                        2006           2005    2004(a)(b)          2003(c)(d)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   9.89       $  10.21    $    10.10          $     9.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                             0.39           0.41          0.34                0.42
Net realized and unrealized gain (loss)
on investments and foreign currency                  (0.21)         (0.27)         0.15                0.68
                                                  --------       --------    ----------          ----------
Total from Investment Operations                      0.18           0.14          0.49                1.10

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.45)         (0.46)        (0.38)              (0.47)

NET ASSET VALUE, END OF PERIOD                    $   9.62       $   9.89    $    10.21          $    10.10
Total return (f)(g)                                   1.78%          1.40%         5.03%(h)           11.94%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                1.61%          1.57%         1.74%(j)            1.84%(j)
Interest expense                                        --             --            --%(j)(k)           --
Expenses (i)                                          1.61%          1.57%         1.74%(j)            1.84%(j)
Net investment income (i)                             3.96%          4.06%         4.52%(j)            4.51%(j)
Waiver/reimbursement                                  0.15%          0.15%         0.18%(j)            0.23%(j)
Portfolio turnover rate                                147%            36%           93%(h)              96%
Net assets,end of period (000's)                  $ 13,042       $ 10,895    $    9,185          $    5,522

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.
(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor, Distributor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

                                 See Accompanying Notes to Financial Statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      PERIOD
                                                                       ENDED
                                          YEAR ENDED MARCH 31,     MARCH 31,                     YEAR ENDED JUNE 30,
CLASS Z SHARES                            2006            2005    2004(a)(b)          2003(c)(d)        2002(d)         2001(d)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $    9.89       $   10.21    $    10.10          $     9.44      $    9.54       $    9.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                 0.48            0.49          0.41                0.53           0.63(f)         0.69
Net realized and unrealized
gain (loss)on investments and
foreign currency                         (0.22)          (0.26)         0.16                0.71          (0.09)(f)        0.39
                                     ---------       ---------    ----------          ----------      ---------       ---------
Total from Investment
Operations                                0.26            0.23          0.57                1.24           0.54            1.08

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income               (0.53)          (0.55)        (0.46)              (0.58)         (0.64)          (0.69)
Return of capital                           --              --            --                  --             --(g)           --
                                     ---------       ---------    ----------          ----------      ---------       ---------
Total Distributions Declared
to Shareholders                          (0.53)          (0.55)        (0.46)              (0.58)         (0.64)          (0.69)

NET ASSET VALUE, END OF PERIOD       $    9.62       $    9.89    $    10.21          $    10.10      $    9.44       $    9.54
Total return (h)                          2.64%(j)        2.33%         5.80%(i)(j)        13.61%          5.80%          12.20%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (k)                    0.76%           0.72%         0.82%(l)            0.84%          0.85%           0.86%
Interest expense                            --              --            --%(l)(m)           --             --              --
Expenses (k)                              0.76%           0.72%         0.82%(l)            0.84%          0.85%           0.86%
Net investment income (k)                 4.82%           4.91%         5.46%(l)            5.51%          6.57%(f)        7.32%
Waiver/reimbursement                        --              --          0.02%(l)              --             --              --
Portfolio turnover rate                    147%             36%           93%(i)              96%           136%(n)         128%(n)
Net assets,end of period (000's)     $ 351,529       $ 533,965    $  425,402          $  427,959      $ 327,121       $ 266,091

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.
(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c) Effective July 15, 2002, the Stein Roe Income Fund's Class S shares were redesignated Liberty Income Fund Class Z shares.
(d) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.65% to 6.57%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)  Rounds to less than $0.01 per share.
(h)  Total return at net asset value assuming all distributions reinvested.
(i)  Not annualized.
(j) Had the Investment Advisor or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.
(n)  Portfolio turnover disclosed is for the SR&F Income Portfolio.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006                                              COLUMBIA INCOME FUND

NOTE 1. ORGANIZATION

Columbia Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust
I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust VIII.

INVESTMENT GOAL

The Fund seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for in-kind redemptions, discount accretion/premium amortization on debt securities and paydown gain/loss reclasses were identified and reclassified among the components of the Fund's net assets as follows:

        OVERDISTRIBUTED          ACCUMULATED        PAID-IN
     NET INVESTMENT INCOME    NET REALIZED LOSS     CAPITAL
------------------------------------------------------------------
          $ 5,336,498          $ (10,159,580)     $ 4,823,082

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

                              MARCH 31, 2006      MARCH 31, 2005
----------------------------------------------------------------
Distributions paid from:
  Ordinary Income*            $   30,696,439      $   31,266,180
  Long-Term Capital Gains                 --                  --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED    UNDISTRIBUTED
       ORDINARY         LONG-TERM      NET UNREALIZED
        INCOME        CAPITAL GAINS    DEPRECIATION*
--------------------------------------------------------
       $ 356,150          $ --         $ (6,413,066)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to differing treatments of discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                         $   5,149,334
     Unrealized depreciation                         $ (11,562,400)
                                                     -------------
       Net unrealized depreciation                   $  (6,413,066)

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

       YEAR OF EXPIRATION       CAPITAL LOSS CARRYFORWARD
----------------------------------------------------------
              2008                    $  7,932,135
              2009                       8,620,038
              2010                       1,393,345
              2011                       2,985,140
              2014                       3,709,710
                                      ------------
                                      $ 24,640,368

Of the capital loss carryforwards attributable to the Fund, $10,086,973 ($4,838,296 will expire March 31, 2008, $3,855,332 will expire March 31, 2009 and $1,393,345 will expire March 31, 2010) was obtained in the merger with the Liberty Income Fund

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2006, post-October capital losses of $2,569,728 attributed to security transactions were deferred to April 1, 2006.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

     AVERAGE DAILY NET ASSETS      ANNUAL FEE RATE
---------------------------------------------------
         First $500 million             0.420%
     $500 million to $1 billion         0.375%
     $1 billion to $1.5 billion         0.370%
     $1.5 billion to $3 billion         0.340%
      $3 billion to $6 billion          0.330%
           Over $6 billion              0.320%

For the year ended March 31, 2006, the Fund's effective investment advisory fee rate was 0.41% of the Fund's average daily net assets.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

     AVERAGE DAILY NET ASSETS      ANNUAL FEE RATE
---------------------------------------------------
         First $100 million             0.150%
     $100 million to $1 billion         0.125%
           Over $1 billion              0.100%

For the year ended March 31, 2006, the Fund's effective administration fee rate was 0.13% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the Pricing and Bookkeeping Agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended March 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.030% of the Fund's average daily net assets.

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse the Fund for a portion of the transfer agent expenses so that transfer agent fees (exclusive of out-of-pocket expenses) would not exceed 0.23% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time

For the year ended March 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.12% of the Fund's average daily net assets.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts of $12,862 on sales of the Fund's Class A shares and net CDSC fees of $158, $51,600 and $1,272 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2006, the Fund paid $2,547 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $809,303,838 and $961,897,223, respectively, of which $348,169,110 and $296,802,572, respectively, were U.S. Government securities.

Sales of securities for the Fund includes the value of securities delivered through an in-kind redemption of certain fund shares on September 30, 2005. Any realized gain on securities delivered through an in-kind redemption of fund shares is not taxable to the Fund. The value of securities and realized gain on securities delivered through an in-kind redemption of Fund shares aggregated $282,906,975 and $4,823,082, respectively. Prior to the in-kind redemption, the shareholder owned 40.5% of the Fund.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended March 31, 2006, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and

Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended March 31, 2006, Columbia has assumed $8,057 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                            COLUMBIA INCOME FUND

TO THE TRUSTEES OF COLUMBIA FUNDS SERIES TRUST I AND THE SHAREHOLDERS OF COLUMBIA INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

TRUSTEES
                                                            COLUMBIA INCOME FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------  ---------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A.HACKER (Born 1955)                  Executive Vice President-Strategy of United Airlines (airline) since December,
c/o Columbia Management Advisors, LLC         2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
One Financial Center                          to December, 2002; Executive Vice President and Chief Financial Officer of
Boston, MA 02111                              United Airlines from July, 1999 to September, 2001; Senior Vice
Trustee (since 1996)                          President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch
                                              Company (food distributor)

JANET LANGFORD KELLY (Born 1957)              Partner, Zelle,Hofmann,Voelbel,Mason & Gette LLP (law firm) since March, 2005;
c/o Columbia Management Advisors, LLC         Adjunct Professor of Law, Northwestern University, since September, 2004
One Financial Center                          (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Boston, MA 02111                              Corporation (consumer goods), from September, 2003 to March, 2004; Executive
Trustee (since 1996)                          Vice President-Corporate Development and Administration, General Counsel and
                                              Secretary, Kellogg Company (food manufacturer), from September, 1999 to August,
                                              2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation
                                              (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                              September, 1999). Oversees 86, None

RICHARD W. LOWRY (Born 1936)                  Private Investor since August, 1987 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC         Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
One Financial Center                          89(3), None
Boston, MA 02111
Trustee (since 1995)

CHARLES R.NELSON (Born 1943)                  Professor of Economics, University of Washington, since January, 1976; Ford and
c/o Columbia Management Advisors, LLC         Louisa Van Voorhis Professor of Political Economy, University of Washington,
One Financial Center                          since September, 1993 (formerly Director, Institute for Economic Research,
Boston, MA 02111                              University of Washington from September, 2001 to June, 2003); Adjunct Professor
Trustee (since 1981)                          of Statistics, University of Washington, since September, 1980; Associate
                                              Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None

JOHN J.NEUHAUSER (Born 1942)                  Academic Vice President and Dean of Faculties since August, 1999, Boston College
c/o Columbia Management Advisors, LLC         (formerly Dean Boston College School of Management from September, 1977 to
One Financial Center                          August, 1999). Oversees 89(3), Saucony, Inc. (athletic footwear)
Boston, MA 02111
Trustee (since 1985)

PATRICK J. SIMPSON (Born 1944)                Partner, Perkins Coie LLP (law firm). Oversees 86, None
c/o Columbia Management Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------  ---------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (Born 1936)                 Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
c/o Columbia Management Advisors, LLC         College of Business, Boise State University); Chartered Financial Analyst.
One Financial Center                          Oversees 86, None
Boston, MA 02111
Trustee (since 1998)

THOMAS C. THEOBALD (Born 1937)                Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
c/o Columbia Management Advisors, LLC         since September, 2004 (formerly Managing Director,William Blair Capital Partners
One Financial Center                          (private equity investing) from September, 1994 to September, 2004). Oversees
Boston, MA 02111                              86, Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(4)          (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                  services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (Born 1945)                 Retired since 1997 (formerly General Manager, Global Education Industry, IBM
c/o Columbia Management Advisors, LLC         Corporation (computer and technology) from 1994 to 1997). Oversees 86, Chairman
One Financial Center                          of the Board of Directors, Enesco Group, Inc. (designer, importer and
Boston, MA 02111                              distributor of giftware and collectibles)
Trustee (since 1998)

RICHARD L.WOOLWORTH (Born 1941)               Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The
c/o Columbia Management Advisors, LLC         Regence Group (regional health insurer); Chairman and Chief Executive Officer,
One Financial Center                          BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Boston, MA 02111                              Company). Oversees 86, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E.MAYER(2) (Born 1940)                Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management Advisors, LLC         (formerly Partner, Development Capital LLC from November, 1996 to February,
One Financial Center                          1999). Oversees 89(3), Lee Enterprises (print media), WR Hambrecht + Co.
Boston, MA 02111                              (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions
Trustee (since 1994)                          (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS
                                                            COLUMBIA INCOME FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------     --------------------------------------------------------------------------
CHRISTOPHER L.WILSON (Born 1957)                     Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                                 Advisor since September, 2005; President and Chief Executive Officer, CDC
Boston, MA 02111                                     IXIS Asset Management Services, Inc. (investment management) from
President (since 2004)                               September, 1998 to August, 2004.

JAMES R. BORDEWICK, JR. (Born 1959)                  Associate General Counsel, Bank of America since April, 2005; Senior Vice
One Financial Center                                 President and Associate General Counsel, MFS Investment Management
Boston, MA 02111                                     (investment management) prior to April, 2005.
Senior Vice President, Secretary and
Chief Legal Officer (since 2006)

J.KEVIN CONNAUGHTON (Born 1964)                      Managing Director of the Advisor since February, 1998.
One Financial Center
Boston, MA 02111
Senior Vice President, Chief Financial
Officer and Treasurer (since 2000)

MARY JOAN HOENE (Born 1949)                          Senior Vice President and Chief Compliance Officer of various funds in
100 Federal Street                                   the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from
Boston, MA 02110                                     January, 2001 to August, 2004.
Senior Vice President and
Chief Compliance Officer
(since 2004)

MICHAEL G. CLARKE (Born 1969)                        Director of Fund Administration since January, 2006; Managing Director of
One Financial Center                                 Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice
Boston, MA 02111                                     President Fund Administration June, 2002 to September, 2004.Vice
Chief Accounting Officer and                         President Product Strategy and Development from February, 2001 to June,
Assistant Treasurer                                  2002.
(since 2004)

JEFFREY R. COLEMAN (Born 1969)                       Director of Fund Administration since January, 2006; Fund Controller from
One Financial Center                                 October 2004 to January 2006; Vice President of CDC IXIS Asset Management
Boston, MA 02111                                     Services, Inc. (investment management) from August, 2000 to September,
Deputy Treasurer (since 2004)                        2004.

JOSEPH F. DIMARIA (Born 1968)                        Director of Fund Administration since January, 2006; Head of
One Financial Center                                 Tax/Compliance and Assistant Treasurer from November, 2004 to December,
Boston, MA 02111                                     2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003
Deputy Treasurer (since 2006)                        to October, 2004; Senior Audit Manager, PricewaterhouseCoopers
                                                     (independent registered public accounting firm) from July, 2000 to April,
                                                     2003.

TY S. EDWARDS (Born 1966)                            Director of Fund Administration since January, 2006; Vice President of
One Financial Center                                 the Advisor from July, 2002 to December, 2005; Assistant Vice president
Boston, MA 02111                                     and Director, State Street Corporation (financial services) prior to
Deputy Treasurer (since 2006)                        2002.

BARRY S.VALLAN (Born 1969)                           Vice President-Fund Treasury of the Advisor since October, 2004; Vice
One Financial Center                                 President-Trustee Reporting from April, 2002 to October, 2004; Management
Boston, MA 02111                                     Consultant, PricewaterhouseCoopers (independent registered public
Controller (since 2006)                              accounting firm) prior to October, 2002.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                            COLUMBIA INCOME FUND

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

- the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

- the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

- so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

- the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                            COLUMBIA INCOME FUND

                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG(1)"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)   Profit margins of CMA and its affiliates from supplying such services;

e)   Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

(1) Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

     Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.   I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.   5th Lipper quintile in actual management fee;

b.   5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

     Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

COLUMBIA FUNDS

                                                            COLUMBIA INCOME FUND

                              GROWTH FUNDS        Columbia Acorn Fund
                                                  Columbia Acorn Select
                                                  Columbia Acorn USA
                                                  Columbia Growth Stock Fund
                                                  Columbia Large Cap Growth Fund
                                                  Columbia Marsico 21st Century Fund
                                                  Columbia Marsico Focused Equities Fund
                                                  Columbia Marsico Growth Fund
                                                  Columbia Marsico Mid Cap Growth Fund
                                                  Columbia Mid Cap Growth Fund
                                                  Columbia Small Cap Growth Fund I
                                                  Columbia Small Cap Growth Fund II
                                                  Columbia Small Company Equity Fund

                                CORE FUNDS        Columbia Common Stock Fund
                                                  Columbia Large Cap Core Fund
                                                  Columbia Small Cap Core Fund
                                                  Columbia Young Investor Fund

                               VALUE FUNDS        Columbia Disciplined Value Fund
                                                  Columbia Dividend Income Fund
                                                  Columbia Large Cap Value Fund
                                                  Columbia Mid Cap Value Fund
                                                  Columbia Small Cap Value Fund I
                                                  Columbia Small Cap Value Fund II
                                                  Columbia Strategic Investor Fund

             ASSET ALLOCATION/HYBRID FUNDS        Columbia Asset Allocation Fund
                                                  Columbia Asset Allocation Fund II
                                                  Columbia Balanced Fund
                                                  Columbia Liberty Fund
                                                  Columbia LifeGoal(TM) Balanced Growth Portfolio
                                                  Columbia LifeGoal(TM) Growth Portfolio
                                                  Columbia LifeGoal(TM) Income Portfolio
                                                  Columbia LifeGoal(TM) Income and Growth Portfolio
                                                  Columbia Thermostat Fund

                               INDEX FUNDS        Columbia Large Cap Enhanced Core Fund
                                                  Columbia Large Cap Index Fund
                                                  Columbia Mid Cap Index Fund
                                                  Columbia Small Cap Index Fund

                          TAX-MANAGED FUND        Columbia Tax-Managed Growth Fund
                           SPECIALTY FUNDS        Columbia Convertible Securities Fund
                                                  Columbia Real Estate Equity Fund
                                                  Columbia Technology Fund
                                                  Columbia Utilities Fund

                GLOBAL/INTERNATIONAL FUNDS        Columbia Acorn International
                                                  Columbia Acorn International Select
                                                  Columbia Global Value Fund
                                                  Columbia Greater China Fund
                                                  Columbia International Stock Fund
                                                  Columbia International Value Fund
                                                  Columbia Marsico International Opportunities Fund
                                                  Columbia Multi-Advisor International Equity Fund
                                                  Columbia World Equity Fund

                        TAXABLE BOND FUNDS        Columbia Conservative High Yield Fund
                                                  Columbia Core Bond Fund
                                                  Columbia Federal Securities Fund
                                                  Columbia High Income Fund
                                                  Columbia High Yield Opportunity Fund
                                                  Columbia Income Fund
                                                  Columbia Intermediate Bond Fund
                                                  Columbia Intermediate Core Bond Fund
                                                  Columbia Short Term Bond Fund
                                                  Columbia Strategic Income Fund
                                                  Columbia Total Return Bond Fund
                                                  Columbia U.S. Treasury Index Fund

                     TAX-EXEMPT BOND FUNDS        Columbia California Tax-Exempt Fund
                                                  Columbia California Intermediate Municipal Bond Fund
                                                  Columbia Connecticut Tax-Exempt Fund
                                                  Columbia Connecticut Intermediate Municipal Bond Fund
                                                  Columbia Florida Intermediate Municipal Bond Fund
                                                  Columbia Georgia Intermediate Municipal Bond Fund
                                                  Columbia High Yield Municipal Fund
                                                  Columbia Intermediate Municipal Bond Fund
                                                  Columbia Massachusetts Intermediate Municipal Bond Fund
                                                  Columbia Massachusetts Tax-Exempt Fund
                                                  Columbia Maryland Intermediate Municipal Bond Fund
                                                  Columbia Municipal Income Fund
                                                  Columbia North Carolina Intermediate Municipal Bond Fund
                                                  Columbia New York Tax-Exempt Fund
                                                  Columbia New Jersey Intermediate Municipal Bond Fund
                                                  Columbia New York Intermediate Municipal Bond Fund
                                                  Columbia Oregon Intermediate Municipal Bond Fund
                                                  Columbia Rhode Island Intermediate Municipal Bond Fund
                                                  Columbia South Carolina Intermediate Municipal Bond Fund
                                                  Columbia Short Term Municipal Bond Fund
                                                  Columbia Tax-Exempt Fund
                                                  Columbia Tax-Exempt Insured Fund
                                                  Columbia Texas Intermediate Municipal Bond Fund
                                                  Columbia Virginia Intermediate Municipal Bond Fund

                        MONEY MARKET FUNDS        Columbia California Tax-Exempt Reserves
                                                  Columbia Cash Reserves
                                                  Columbia Connecticut Municipal Reserves
                                                  Columbia Government Plus Reserves
                                                  Columbia Government Reserves
                                                  Columbia Massachusetts Municipal Reserves
                                                  Columbia Money Market Reserves
                                                  Columbia Municipal Reserves
                                                  Columbia New York Tax-Exempt Reserves
                                                  Columbia Prime Reserves
                                                  Columbia Tax-Exempt Reserves
                                                  Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                            COLUMBIA INCOME FUND

TRANSFER AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA INCOME FUND    ANNUAL REPORT, MARCH 31, 2006         PRSRT STD
                                                            U.S. POSTAGE
                                                                PAID
                                                            HOLLISTON, MA
                                                            PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C) 2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                      SHC-42/109515-0306 (03/06) 06/11074

                                    [GRAPHIC]




                        COLUMBIA INTERMEDIATE BOND FUND

                                 Annual Report
                                March 31, 2006

                    PRESIDENT'S MESSAGE
                                                  -----------------------------
                             Columbia Intermediate Bond Fund

[PHOTO] Christopher L. Wilson



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure -- the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal./1/

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued financial clients, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Economic Update............ 4

                        Portfolio Managers' Report. 5

                        Financial Statements....... 7

                          Investment Portfolio..... 8

                    Statement of Assets and Liabilities.. 23

                    Statement of Operations.............. 25

                    Statement of Changes in Net Assets... 26

                    Financial Highlights................. 28

                    Notes to Financial Statements........ 33

                  Report of Independent Registered Public
                  Accounting Firm........................ 40

                  Trustees............................... 41

                  Officers............................... 43

                  Board Consideration and Approval of
                  Investment Advisory Agreements......... 44

                  Summary of Management Fee Evaluation
                  by Independent Fee Consultant.......... 47

                  Important Information
                  About This Report...................... 51

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                              Columbia Intermediate Bond Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Performance of a $10,000 investment 04/01/96 - 03/31/06 ($)

                          Sales charge: without  with
                          ----------------------------
                          Class A       18,397  17,529
                          ----------------------------
                          Class B       17,834  17,834
                          ----------------------------
                          Class C       17,946  17,946
                          ----------------------------
                          Class R       18,387   n/a
                          ----------------------------
                          Class Z       18,671   n/a

Growth of a $10,000 investment 04/01/96 - 03/31/06

                                    [CHART]

                                  Columbia        Columbia
                                Intermediate    Intermediate       Lehman
                                  Bond - A        Bond - A        Brothers
                                  Without           With         Aggregate
                                Sales Charge    Sales Charge     Bond Index
                                ------------    ------------     ----------
                                  $10,000          $9,525         $10,000
04/01/1996 - 04/30/1996             9,940           9,468           9,944
05/01/1996 - 05/31/1996             9,940           9,468           9,924
06/01/1996 - 06/30/1996            10,055           9,578          10,057
07/01/1996 - 07/31/1996            10,102           9,622          10,084
08/01/1996 - 08/31/1996            10,099           9,619          10,067
09/01/1996 - 09/30/1996            10,263           9,776          10,242
10/01/1996 - 10/31/1996            10,467           9,970          10,470
11/01/1996 - 11/30/1996            10,669          10,163          10,649
12/01/1996 - 12/31/1996            10,588          10,085          10,550
01/01/1997 - 01/31/1997            10,652          10,146          10,582
02/01/1997 - 02/28/1997            10,686          10,178          10,609
03/01/1997 - 03/31/1997            10,564          10,062          10,491
04/01/1997 - 04/30/1997            10,726          10,216          10,648
05/01/1997 - 05/31/1997            10,840          10,326          10,750
06/01/1997 - 06/30/1997            10,992          10,470          10,877
07/01/1997 - 07/31/1997            11,304          10,767          11,171
08/01/1997 - 08/31/1997            11,187          10,655          11,076
09/01/1997 - 09/30/1997            11,345          10,806          11,239
10/01/1997 - 10/31/1997            11,456          10,912          11,402
11/01/1997 - 11/30/1997            11,500          10,954          11,454
12/01/1997 - 12/31/1997            11,575          11,025          11,570
01/01/1998 - 01/31/1998            11,727          11,170          11,718
02/01/1998 - 02/28/1998            11,749          11,191          11,709
03/01/1998 - 03/31/1998            11,813          11,251          11,749
04/01/1998 - 04/30/1998            11,874          11,310          11,810
05/01/1998 - 05/31/1998            11,977          11,408          11,922
06/01/1998 - 06/30/1998            12,040          11,468          12,023
07/01/1998 - 07/31/1998            12,067          11,494          12,049
08/01/1998 - 08/31/1998            12,009          11,439          12,245
09/01/1998 - 09/30/1998            12,262          11,679          12,531
10/01/1998 - 10/31/1998            12,067          11,493          12,465
11/01/1998 - 11/30/1998            12,252          11,670          12,536
12/01/1998 - 12/31/1998            12,319          11,733          12,574
01/01/1999 - 01/31/1999            12,447          11,855          12,663
02/01/1999 - 02/28/1999            12,286          11,703          12,441
03/01/1999 - 03/31/1999            12,425          11,835          12,510
04/01/1999 - 04/30/1999            12,478          11,886          12,550
05/01/1999 - 05/31/1999            12,394          11,805          12,439
06/01/1999 - 06/30/1999            12,353          11,766          12,400
07/01/1999 - 07/31/1999            12,354          11,767          12,346
08/01/1999 - 08/31/1999            12,350          11,764          12,340
09/01/1999 - 09/30/1999            12,475          11,882          12,483
10/01/1999 - 10/31/1999            12,490          11,897          12,529
11/01/1999 - 11/30/1999            12,517          11,923          12,528
12/01/1999 - 12/31/1999            12,475          11,882          12,468
01/01/2000 - 01/31/2000            12,501          11,907          12,427
02/01/2000 - 02/29/2000            12,630          12,030          12,577
03/01/2000 - 03/31/2000            12,757          12,151          12,743
04/01/2000 - 04/30/2000            12,679          12,077          12,706
05/01/2000 - 05/31/2000            12,608          12,010          12,700
06/01/2000 - 06/30/2000            12,924          12,310          12,964
07/01/2000 - 07/31/2000            13,065          12,444          13,082
08/01/2000 - 08/31/2000            13,270          12,639          13,272
09/01/2000 - 09/30/2000            13,396          12,759          13,355
10/01/2000 - 10/31/2000            13,415          12,777          13,444
11/01/2000 - 11/30/2000            13,555          12,911          13,664
12/01/2000 - 12/31/2000            13,798          13,143          13,918
01/01/2001 - 01/31/2001            14,131          13,459          14,146
02/01/2001 - 02/28/2001            14,300          13,621          14,270
03/01/2001 - 03/31/2001            14,396          13,712          14,341
04/01/2001 - 04/30/2001            14,358          13,676          14,281
05/01/2001 - 05/31/2001            14,535          13,845          14,366
06/01/2001 - 06/30/2001            14,544          13,853          14,421
07/01/2001 - 07/31/2001            14,883          14,176          14,744
08/01/2001 - 08/31/2001            15,075          14,359          14,914
09/01/2001 - 09/30/2001            14,918          14,209          15,088
10/01/2001 - 10/31/2001            15,128          14,410          15,403
11/01/2001 - 11/30/2001            15,121          14,402          15,191
12/01/2001 - 12/31/2001            15,045          14,330          15,094
01/01/2002 - 01/31/2002            15,161          14,441          15,216
02/01/2002 - 02/28/2002            15,243          14,519          15,363
03/01/2002 - 03/31/2002            15,136          14,417          15,108
04/01/2002 - 04/30/2002            15,271          14,545          15,401
05/01/2002 - 05/31/2002            15,419          14,687          15,532
06/01/2002 - 06/30/2002            15,285          14,559          15,666
07/01/2002 - 07/31/2002            15,167          14,447          15,856
08/01/2002 - 08/31/2002            15,402          14,671          16,123
09/01/2002 - 09/30/2002            15,475          14,740          16,385
10/01/2002 - 10/31/2002            15,281          14,555          16,309
11/01/2002 - 11/30/2002            15,515          14,778          16,304
12/01/2002 - 12/31/2002            15,856          15,103          16,642
01/01/2003 - 01/31/2003            15,929          15,173          16,657
02/01/2003 - 02/28/2003            16,162          15,394          16,887
03/01/2003 - 03/31/2003            16,213          15,443          16,873
04/01/2003 - 04/30/2003            16,502          15,718          17,013
05/01/2003 - 05/31/2003            16,901          16,099          17,330
06/01/2003 - 06/30/2003            16,972          16,166          17,295
07/01/2003 - 07/31/2003            16,558          15,772          16,714
08/01/2003 - 08/31/2003            16,606          15,818          16,824
09/01/2003 - 09/30/2003            17,083          16,271          17,270
10/01/2003 - 10/31/2003            17,056          16,245          17,110
11/01/2003 - 11/30/2003            17,141          16,327          17,151
12/01/2003 - 12/31/2003            17,321          16,498          17,326
01/01/2004 - 01/31/2004            17,501          16,670          17,464
02/01/2004 - 02/29/2004            17,625          16,788          17,653
03/01/2004 - 03/31/2004            17,750          16,907          17,785
04/01/2004 - 04/30/2004            17,378          16,552          17,323
05/01/2004 - 05/31/2004            17,235          16,416          17,253
06/01/2004 - 06/30/2004            17,323          16,500          17,352
07/01/2004 - 07/31/2004            17,489          16,659          17,524
08/01/2004 - 08/31/2004            17,811          16,965          17,858
09/01/2004 - 09/30/2004            17,875          17,026          17,906
10/01/2004 - 10/31/2004            18,043          17,186          18,057
11/01/2004 - 11/30/2004            17,957          17,104          17,912
12/01/2004 - 12/31/2004            18,120          17,259          18,077
01/01/2005 - 01/31/2005            18,209          17,344          18,191
02/01/2005 - 02/28/2005            18,180          17,316          18,084
03/01/2005 - 03/31/2005            18,025          17,169          17,992
04/01/2005 - 04/30/2005            18,195          17,330          18,234
05/01/2005 - 05/31/2005            18,364          17,492          18,431
06/01/2005 - 06/30/2005            18,492          17,614          18,533
07/01/2005 - 07/31/2005            18,376          17,503          18,364
08/01/2005 - 08/31/2005            18,565          17,683          18,599
09/01/2005 - 09/30/2005            18,391          17,517          18,408
10/01/2005 - 10/31/2005            18,255          17,387          18,262
11/01/2005 - 11/30/2005            18,346          17,474          18,343
12/01/2005 - 12/31/2005            18,509          17,630          18,517
01/01/2006 - 01/31/2006            18,518          17,639          18,519
02/01/2006 - 02/28/2006            18,567          17,685          18,580
03/01/2006 - 03/31/2006            18,397          17,529          18,398


The chart above shows the growth in value of a hypothetical $10,000 investment in class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The growth of $10,000 with sales charge for class A is calculated with an initial sales charge at 4.75%. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/06 (%)

    Share class        A             B            C          R        Z
    -----------------------------------------------------------------------
    Inception      07/31/00      02/01/02      02/01/02   01/23/06 12/05/78
    -----------------------------------------------------------------------
    Sales charge without with  without with  without with without  without
    -----------------------------------------------------------------------
    1-year        2.12   -2.77  1.36   -1.57  1.51   0.53   2.06     2.37
    -----------------------------------------------------------------------
    5-year        5.04    4.03  4.39    4.39  4.52   4.52   5.02     5.32
    -----------------------------------------------------------------------
    10-year       6.29    5.77  5.96    5.96  6.02   6.02   6.28     6.44
    -----------------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. EFFECTIVE AUGUST 22, 2005, THE MAXIMUM INITIAL SALES CHARGE FOR CLASS A SHARES IS 3.25%. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR
REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.
CLASS R AND Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS R AND Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PLEASE SEE
THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. Class A, B and C are newer classes of shares. Class A share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. Class B and C share performance information includes returns of the fund's class A shares for the period from July 31, 2000 through February 1, 2002 and for periods prior thereto, the fund's class Z shares (the oldest existing fund class). The returns for class R include the returns of class A prior to 01/23/06, the date on which class R was initially offered by the fund. The returns shown for class R also include the performance of class Z prior to the inception of class A (07/31/00). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to a Rule 12b-1 fee. Class A shares were initially offered on July 31, 2000, class B and class C shares were initially offered on February 1, 2002, class R shares were initially offered on January 23, 2006, and class Z shares were initially offered on December 5, 1978.

                  FUND PROFILE
                               -------------------------------
                               Columbia Intermediate Bond Fund


The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.
Portfolio structure as of 03/31/06 (%)

                    Corporate fixed-income
                      bonds & notes                     40.7
                    ----------------------------------------
                    Government & agency obligations     22.2
                    ----------------------------------------
                    Mortgage-backed securities          15.9
                    ----------------------------------------
                    Collateralized mortgage obligations  8.6
                    ----------------------------------------
                    Asset-backed securities              6.1
                    ----------------------------------------
                    Commercial mortgage-backed
                      securities                         4.3
                    ----------------------------------------
                    Cash equivalents, net other
                      assets & liabilities               2.2
                    ----------------------------------------

Quality breakdown as of 03/31/06 (%)

                                   Aaa   54.8
                                   ----------
                                   Aa     7.0
                                   ----------
                                   A     17.6
                                   ----------
                                   Baa   13.8
                                   ----------
                                   BB     5.6
                                   ----------
                                   B      1.1
                                   ----------
                                   Other  0.1
                                   ----------

Maturity breakdown as of 03/31/06 (%)

                               0-1 year       3.5
                               ------------------
                               1-5 years     50.8
                               ------------------
                               5-10 years    32.5
                               ------------------
                               10-20 years    8.2
                               ------------------
                               Over 20 years  5.0
                               ------------------

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.
Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

.. For the 12-month period that ended March 31, 2006, the fund's class A shares returned 2.12% without sales charge.

.. Rising interest rates created a challenging environment for the fund, its benchmark and peer group.

.. A decision to focus on short- and long-term securities during most of the period aided performance as intermediate-term securities were the worst performers.

                                  [GRAPHIC]

Class A shares:                           2.12%
Lehman Brothers Aggregate Bond Index:     2.26%



                                   Objective
  Seeks total return by pursuing current income and opportunities for capital appreciation

                               Total Net Assets
                               $1,692.7 million

Management Style

                                    [GRAPHIC]

                 UNDERSTANDING YOUR EXPENSES
                                                      --------------------------
                                Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period. 10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,000.90   1,020.64    4.29       4.33            0.86
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00        997.21   1,016.90    8.02       8.10            1.61
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00        997.91   1,017.65    7.27       7.34            1.46
-------------------------------------------------------------------------------------------------
Class R 1,000.00      1,000.00        989.20   1,019.40    2.15       5.59            1.11
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,002.09   1,021.89    3.04       3.07            0.61
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the distributor not waived a portion of Class A and C shares' expenses, Class A and C shares' total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.
Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

                     ECONOMIC UPDATE
                                               -------------------------------
                           Columbia Intermediate Bond Fund


The US economy fired on all cylinders during the 12-month period that began April 1, 2005 and ended March 31, 2006. Gross domestic product expanded at an estimated annualized rate of approximately 3.5% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose while inflation remained in check, despite record-high energy prices. Consumer confidence started strong and ended higher.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late in the summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Inflation ticked higher and consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter, taking most market observers by surprise. Analysts blamed slower consumer spending, especially on autos.

Nevertheless, the latest data on the economy suggest that it has regained considerable momentum. A flurry of upbeat news in the new year led to estimates of growth as high as 5.0% for the first quarter.

After a solid start, bond market sputters

The US bond market delivered modest, but positive returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.85%. In this environment, the Lehman Brothers Aggregate Bond Index returned 2.26% -- accumulating virtually all of that return in the first half of the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 7.31%.

Eight short-term rate hikes--and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 2.75% to 4.75% in eight consecutive one-quarter point increases. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes./1/ However, outgoing Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved solidly higher

The S&P 500 Index -- a broad measure of large company stock market performance -- returned 11.73% for this reporting period. Small-cap stocks did even better. The Russell 2000 Growth Index returned 27.84% while the Russell 2000 Value Index/2/ returned 23.77%. Mid-cap stocks also outperformed the large-cap stocks measured by the S&P 500 by a margin of approximately two to one.

/1/The federal funds rate was raised to 5.00% on May 11, 2006.
/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Summary
For the 12-month period ended March 31, 2006

..  Investment-grade bonds delivered modest returns, as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                  [GRAPHIC]

                   Lehman Index           Merrill Lynch Index
                   ------------           --------------------
                       2.26%                    7.31%


..  Despite volatility, the broad stock market, as measured by the S&P 500
   Index, returned 11.73%. Small-cap growth stocks were the period's best performers, as measured by the Russell 2000 Growth Index.

                                  [GRAPHIC]

                                                   Russell 2000
             S&P 500 Index                         Growth Index
             --------------                     ------------------
                11.73%                                 27.84%



The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

                 PORTFOLIO MANAGERS' REPORT
                                                     --------------------------
                               Columbia Intermediate Bond Fund


For the 12-month period that ended March 31, 2006, class A shares of Columbia Intermediate Bond Fund returned 2.12% without sales charge. Class Z shares returned 2.37%. The fund's return compares to the 2.26% return of its benchmark, the Lehman Brothers Aggregate Bond Index for the same period. The fund incurs fees that the index does not. The fund outperformed the average return of its peer group, the Lipper Intermediate Investment Grade Bond Category, which was 1.86% for the period./1/ As of March 31, 2006, class A shares of the fund outperformed 68% of its peers in Lipper Intermediate Investment Grade Bond Category over the 1 year period and 74% of its peers over the 5 year period as measured by Lipper. While class Z shares outperformed 80% of its peers over the 1 year period and 86% of its peers over the 5 year period. Over the 10 year period, class Z shares outperformed 91% of the funds in its peer group./2/

Sector and industry allocations drove performance

During a period that was generally challenging for all sectors of the fixed-income market, the fund benefited from some key sector and industry allocation decisions. For starters, it was overweight in high-yield corporate debt, which was the single best performing segment of the domestic fixed-income markets as investors were willing to shoulder more risk in their search for yield.

A decision to emphasize supermarket and cable companies within the fund's investment-grade holdings was also rewarded. Within supermarkets, we did especially well on Kroger Co. bonds, which cheapened along with others as the leveraged buyout (LBO) of a key competitor shook up the industry and raised the possibility that Kroger was itself an LBO candidate. We added to the fund's position in Kroger when the bonds were especially cheap. And we were rewarded when the dust settled around Kroger and the industry stabilized.

By the same token, a decision to underweight financials in the portfolio detracted from performance as the sector performed better than we expected. During the period, we added to the fund's financial position in the banking industry. We believe that banks have a more diversified revenue base than in years past, when they might have been hurt more by an environment in which the difference between short- and long-term interest rates is relatively small. The fund was also underweight in mortgage-backed securities, which was a slight drag on performance as the sector held up relatively well during the year.

A good strategic call

A good call on the fund's maturity distribution, when long-term interest rates were declining, and a shift in the final three months of the period, also aided performance. Early in the period, we adopted a "barbelled" maturity structure.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives Lipper judges to be similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.
/2/As of March 31, 2006, Class A shares were ranked as follows by Lipper: for the 1 year period, 149 out of 470 funds and for the 5 year period, 82 out of 320 funds in the Lipper Intermediate Investment Grade Bond Category. Class Z shares of the fund were ranked 90 out of 470 funds for the 1 year period, 44 out of 320 for the 5 year period and 13 out of 145 for the 10 year period.
Lipper calculates the percentile rank by ranking all funds within a category (e.g. Intermediate Investment Grade Bond) by total return for a time period (e.g. one year). It then takes the numerical rank and divides it by the number of funds in the category and adds 1 to the fund count. For example, if there are 232 small value funds and a specific fund is ranked at 116 for the one-year period, its category rank will be 50 (116/232+1 = 50 or 50%).
Lipper Inc. is an independent mutual fund performance monitor. Lipper ranks mutual funds' total performance (assuming reinvestment of distributions) against other funds having similar investment objectives and strategies. Lipper makes no adjustment for the effect of sales loads.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Net asset value per share as of 03/31/06 ($)

                                  Class A 8.74
                                  ------------
                                  Class B 8.74
                                  ------------
                                  Class C 8.74
                                  ------------
                                  Class R 8.74
                                  ------------
                                  Class Z 8.74

Distributions declared per share 04/01/05 - 03/31/06 ($)

                                  Class A 0.41
                                  ------------
                                  Class B 0.34
                                  ------------
                                  Class C 0.36
                                  ------------
                                  Class R 0.08
                                  ------------
                                  Class Z 0.43

SEC yields as of 03/31/06 (%)

                                  Class A 4.34
                                  ------------
                                  Class B 3.78
                                  ------------
                                  Class C 3.94
                                  ------------
                                  Class R 4.27
                                  ------------
                                  Class Z 4.83

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Holdings discussed in this report as of 03/31/06 (%)

                                 Kroger Co. 0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

--------------------------------------------------------------------------------
                         Columbia Intermediate Bond Fund

We focused on short-term and very long-term securities, avoiding intermediate-term securities which turned out to be the worst performers for the period. At the end of calendar year 2005, we sold a good portion of the fund's 30-year bonds, taking profits and moving towards a more neutral, or laddered, portfolio structure. Since then, 30-year bonds have underperformed as long-term interest rates moved higher, anticipating an increase in inflation.

Looking ahead

The US economy appears to be on solid ground. Although a slowdown in the housing market could have a negative impact on consumer spending, we believe that a strong labor market could help sustain consumers -- and the strength of the economy. As a result, we plan to maintain the fund's emphasis on investment-grade and high-yield debt as long as the economy's indicators point to continued growth. Although we feel that both sectors are fully valued at current levels, we also believe that they are supported by solid, underlying fundamentals. Nevertheless, we are monitoring indicators closely.

Carl W. Pappo has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Carl W.Pappo

Ann T. Peterson has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Ann T. Peterson

Thomas LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Thomas LaPointe

Marie M. Schofield has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M.Schofield

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

We plan to maintain the fund's emphasis on investment-grade and high-yield debt as long as the economy's indicators point to continued growth.

                  FINANCIAL STATEMENTS
                                       -----------------------
                  March 31, 2006        Columbia Intermediate
                                                    Bond Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2006        Columbia Intermediate
                                                    Bond Fund

Corporate Fixed-Income Bonds & Notes - 40.7%

BASIC MATERIALS - 1.0%
Chemicals - 0.5%                                                     Par ($)  Value ($)
------------------------------------------- ---------------------- --------- ----------
                       Eastman Chemical Co. 6.300% 11/15/18        3,699,000  3,625,304
                                            ---------------------- --------- ----------
                      EquiStar Chemicals LP 10.625% 05/01/11       1,000,000  1,082,500
                                            ---------------------- --------- ----------
                      Lyondell Chemical Co. 9.625% 05/01/07        2,000,000  2,065,000
                                            ---------------------- --------- ----------
                       NOVA Chemicals Corp. 6.500% 01/15/12        1,390,000  1,292,700
                                            7.561% 11/15/13 (a)(b)   610,000    610,000
                                            ---------------------- --------- ----------
                                                             Chemicals Total  8,675,504
Forest Products & Paper - 0.5%
                                            ---------------------- --------- ----------
                 Abitibi-Consolidated, Inc. 8.375% 04/01/15        1,500,000  1,455,000
                                            ---------------------- --------- ----------
                             Cascades, Inc. 7.250% 02/15/13        2,205,000  2,083,725
                                            ---------------------- --------- ----------
                      Georgia-Pacific Corp. 8.000% 01/15/24          875,000    883,750
                                            ---------------------- --------- ----------
                    Norske Skog Canada Ltd. 7.375% 03/01/14        1,000,000    940,000
                                            ---------------------- --------- ----------
                             Westvaco Corp. 8.200% 01/15/30        2,000,000  2,189,092
                                            ---------------------- --------- ----------
                                               Forest Products & Paper Total  7,551,567
                                                                             ----------
                                                       BASIC MATERIALS TOTAL 16,227,071

COMMUNICATIONS - 3.8%
Media - 1.6%
                                            ---------------------- --------- ----------
Comcast Cable Communications Holdings, Inc. 8.375% 03/15/13        5,645,000  6,338,040
                                            ---------------------- --------- ----------
                              Comcast Corp. 5.900% 03/15/16        4,570,000  4,484,385
                                            6.500% 11/15/35          500,000    485,827
                                            ---------------------- --------- ----------
                         CSC Holdings, Inc. 7.625% 04/01/11        1,995,000  2,014,950
                                            ---------------------- --------- ----------
                         EchoStar DBS Corp. 6.625% 10/01/14        2,425,000  2,340,125
                                            ---------------------- --------- ----------
                         News America, Inc. 5.300% 12/15/14        4,220,000  4,070,620
                                            6.400% 12/15/35 (b)    1,375,000  1,314,990
                                            ---------------------- --------- ----------
                          Time Warner, Inc. 6.875% 05/01/12        2,720,000  2,848,848
                                            8.375% 07/15/33        2,715,000  3,128,965
                                            ---------------------- --------- ----------
                                                                 Media Total 27,026,750
Telecommunication Services - 2.2%
                                            ---------------------- --------- ----------
                     America Movil SA de CV 5.750% 01/15/15        4,290,000  4,166,663
                                            ---------------------- --------- ----------
                      American Towers, Inc. 7.250% 12/01/11          500,000    522,500
                                            ---------------------- --------- ----------
             British Telecommunications PLC 8.875% 12/15/30        3,500,000  4,452,337

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

COMMUNICATIONS - (continued)
Telecommunication Services - (continued)                         Par ($)   Value ($)
---------------------------------------- --------------------- ---------- ----------
             Cingular Wireless LLC       7.125% 12/15/31         385,000     419,862
                                         --------------------- ---------- ----------
  Cingular Wireless Services, Inc.       8.125% 05/01/12       5,440,000   6,107,814
                                         --------------------- ---------- ----------
       Citizens Communications Co.       9.000% 08/15/31       2,250,000   2,404,688
                                         --------------------- ---------- ----------
       Nextel Communications, Inc.       7.375% 08/01/15       1,545,000   1,621,330
                                         --------------------- ---------- ----------
                       Qwest Corp.       8.875% 03/15/12       2,500,000   2,800,000
                                         --------------------- ---------- ----------
               Rogers Cantel, Inc.       9.750% 06/01/16       2,000,000   2,435,000
                                         --------------------- ---------- ----------
              Sprint Capital Corp.       8.750% 03/15/32       3,610,000   4,503,392
                                         --------------------- ---------- ----------
         Telecom Italia Capital SA       4.950% 09/30/14       8,600,000   7,897,018
                                         --------------------- ---------- ----------
                                         Telecommunication Services Total 37,330,604
                                                                          ----------
                                                  COMMUNICATIONS TOTAL    64,357,354

CONSUMER CYCLICAL - 4.6%
Airlines - 0.8%
                                         --------------------- ---------- ----------
        Continental Airlines, Inc.       6.940% 10/15/13       1,137,012   1,132,748
                                         7.461% 04/01/15       5,501,653   5,364,112
                                         --------------------- ---------- ----------
            Southwest Airlines Co.       5.496% 11/01/06       7,000,000   7,008,259
                                         --------------------- ---------- ----------
             United Airlines, Inc.       9.200% 03/22/08 (c)   2,399,897   1,127,952
                                         --------------------- ---------- ----------
                                                        Airlines Total    14,633,071
Apparel - 0.1%
                                         --------------------- ---------- ----------
         Phillips-Van Heusen Corp.       7.250% 02/15/11       1,000,000   1,030,000
                                         --------------------- ---------- ----------
                                                         Apparel Total     1,030,000
Auto Manufacturers - 1.0%
                                         --------------------- ---------- ----------
  DaimlerChrysler NA Holding Corp.       5.360% 09/10/07 (a)   6,000,000   6,022,629
                                         6.400% 05/15/06       8,000,000   8,009,344
                                         8.500% 01/18/31       3,500,000   4,094,076
                                         --------------------- ---------- ----------
                                              Auto Manufacturers Total    18,126,049
Auto Parts & Equipment - 0.1%
                                         --------------------- ---------- ----------
              TRW Automotive, Inc.       9.375% 02/15/13       1,000,000   1,081,250
                                         --------------------- ---------- ----------
                                          Auto Parts & Equipment Total     1,081,250
Entertainment - 0.1%
                                         --------------------- ---------- ----------
Steinway Musical Instruments, Inc.       7.000% 03/01/14 (b)     875,000     879,375
                                         --------------------- ---------- ----------
                                                   Entertainment Total       879,375

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

CONSUMER CYCLICAL - (continued)
Home Builders - 0.4%                                            Par ($)  Value ($)
----------------------------------------- ------------------- --------- ----------
                             Centex Corp. 5.250% 06/15/15     3,950,000  3,667,823
                                          ------------------- --------- ----------
                        D.R. Horton, Inc. 9.750% 09/15/10     1,000,000  1,121,250
                                          ------------------- --------- ----------
           K. Hovnanian Enterprises, Inc. 6.500% 01/15/14     1,000,000    940,000
                                          ------------------- --------- ----------
                   Standard Pacific Corp. 9.250% 04/15/12       540,000    554,850
                                          ------------------- --------- ----------
                                                    Home Builders Total  6,283,923
Leisure Time - 0.1%
                                          ------------------- --------- ----------
                                 K2, Inc. 7.375% 07/01/14     1,275,000  1,278,187
                                          ------------------- --------- ----------
                                                     Leisure Time Total  1,278,187
Lodging - 1.0%
                                          ------------------- --------- ----------
Chukchansi Economic Development Authority 8.000% 11/15/13 (b)   395,000    403,888
                                          ------------------- --------- ----------
             Harrah's Operating Co., Inc. 5.625% 06/01/15 (b) 7,000,000  6,703,041
                                          ------------------- --------- ----------
                      Hilton Hotels Corp. 7.500% 12/15/17       180,000    194,203
                                          ------------------- --------- ----------
                       Hyatt Equities LLC 6.875% 06/15/07 (b) 5,000,000  5,061,268
                                          ------------------- --------- ----------
                               MGM Mirage 6.750% 09/01/12     2,500,000  2,493,750
                                          ------------------- --------- ----------
          Mohegan Tribal Gaming Authority 6.125% 02/15/13     1,125,000  1,105,313
                                          ------------------- --------- ----------
                    Station Casinos, Inc. 6.875% 03/01/16     2,000,000  2,007,500
                                          ------------------- --------- ----------
                                                          Lodging Total 17,968,963
Retail - 0.5%
                                          ------------------- --------- ----------
                     AmeriGas Partners LP 7.125% 05/20/16     1,000,000  1,000,000
                                          ------------------- --------- ----------
                                CVS Corp. 5.298% 01/11/27 (b) 4,706,384  4,470,514
                                          ------------------- --------- ----------
                       Tempur-Pedic, Inc. 10.250% 08/15/10      317,000    337,605
                                          ------------------- --------- ----------
                    Wal-Mart Stores, Inc. 7.550% 02/15/30     2,040,000  2,452,609
                                          ------------------- --------- ----------
                                                           Retail Total  8,260,728
Textiles - 0.5%
                                          ------------------- --------- ----------
                             Cintas Corp. 5.125% 06/01/07     5,315,000  5,306,193
                                          6.000% 06/01/12     3,250,000  3,329,639
                                          ------------------- --------- ----------
                                                         Textiles Total  8,635,832
                                                                        ----------
                                                CONSUMER CYCLICAL TOTAL 78,177,378

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

    Corporate Fixed-Income Bonds & Notes - (continued)

    CONSUMER NON-CYCLICAL - 4.0%
    Beverages - 0.5%                                       Par ($)  Value ($)
    ------------------------------- -------------------  --------- ----------
        Constellation Brands, Inc.  8.125% 01/15/12      1,545,000  1,624,181
                                    -------------------  --------- ----------
                Diageo Capital PLC  4.691% 04/20/07 (a)  7,500,000  7,501,667
                                    -------------------  --------- ----------
                                                  Beverages Total   9,125,848
    Biotechnology - 0.4%
                                    -------------------  --------- ----------
        Bio-Rad Laboratories, Inc.  7.500% 08/15/13      2,000,000  2,065,000
                                    -------------------  --------- ----------
                   Genentech, Inc.  4.400% 07/15/10      4,200,000  4,050,654
                                    -------------------  --------- ----------
                                              Biotechnology Total   6,115,654
    Commercial Services - 0.5%
                                    -------------------  --------- ----------
      Corrections Corp. of America  6.250% 03/15/13      2,000,000  1,962,500
                                    -------------------  --------- ----------
              FTI Consulting, Inc.  7.625% 06/15/13      1,570,000  1,648,500
                                    -------------------  --------- ----------
                 NationsRent, Inc.  9.500% 10/15/10      2,000,000  2,177,500
                                    -------------------  --------- ----------
       Service Corp. International  6.750% 04/01/16        630,000    626,850
                                    7.700% 04/15/09      1,215,000  1,260,563
                                    -------------------  --------- ----------
                                        Commercial Services Total   7,675,913
    Food - 0.8%
                                    -------------------  --------- ----------
             Cadbury-Schweppes PLC  3.875% 10/01/08 (b)  7,000,000  6,742,135
                                    -------------------  --------- ----------
               Dole Food Co., Inc.  8.625% 05/01/09        500,000    501,250
                                    -------------------  --------- ----------
                        Kroger Co.  7.500% 04/01/31      5,000,000  5,487,680
                                    -------------------  --------- ----------
    Stater Brothers Holdings, Inc.  8.125% 06/15/12        315,000    315,787
                                    -------------------  --------- ----------
                                                       Food Total  13,046,852
    Healthcare Services - 0.9%
                                    -------------------  --------- ----------
                         HCA, Inc.  6.950% 05/01/12      1,000,000  1,010,585
                                    7.875% 02/01/11      2,515,000  2,643,256
                                    -------------------  --------- ----------
            Tenet Healthcare Corp.  9.875% 07/01/14      2,250,000  2,283,750
                                    -------------------  --------- ----------
          UnitedHealth Group, Inc.  3.300% 01/30/08      8,250,000  7,965,817
                                    -------------------  --------- ----------
                   WellPoint, Inc.  5.850% 01/15/36      1,935,000  1,830,456
                                    -------------------  --------- ----------
                                        Healthcare Services Total  15,733,864
    Household Products/Wares - 0.1%
                                    -------------------  --------- ----------
              Fortune Brands, Inc.  5.125% 01/15/11      1,815,000  1,776,979
                                    -------------------  --------- ----------
                                    Household Products/Wares Total  1,776,979

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

CONSUMER NON-CYCLICAL - (continued)
Pharmaceuticals - 0.8%                                            Par ($)  Value ($)
------------------------------------------ ------------------- ---------- ----------
                   AmerisourceBergen Corp. 5.875% 09/15/15 (b)  1,420,000  1,397,926
                                           ------------------- ---------- ----------
                  Mylan Laboratories, Inc. 6.375% 08/15/15      1,900,000  1,914,250
                                           ------------------- ---------- ----------
                            Omnicare, Inc. 6.750% 12/15/13        250,000    248,750
                                           ------------------- ---------- ----------
                                     Wyeth 5.500% 02/01/14      5,720,000  5,636,315
                                           5.500% 02/15/16      5,315,000  5,210,427
                                           ------------------- ---------- ----------
                                                    Pharmaceuticals Total 14,407,668
                                                                          ----------
                                              CONSUMER NON-CYCLICAL TOTAL 67,882,778

ENERGY - 4.6%
Coal - 0.0%
                                           ------------------- ---------- ----------
                  Arch Western Finance LLC 6.750% 07/01/13        600,000    597,000
                                           ------------------- ---------- ----------
                                                               Coal Total    597,000
Oil & Gas - 3.8%
                                           ------------------- ---------- ----------
                        Amerada Hess Corp. 7.125% 03/15/33      1,717,000  1,877,873
                                           7.300% 08/15/31      2,180,000  2,432,811
                                           ------------------- ---------- ----------
                   Chesapeake Energy Corp. 6.375% 06/15/15      1,500,000  1,477,500
                                           7.500% 06/15/14      1,160,000  1,218,000
                                           ------------------- ---------- ----------
                  Gazprom International SA 7.201% 02/01/20 (b)  6,000,000  6,255,000
                                           ------------------- ---------- ----------
                        Marathon Oil Corp. 6.000% 07/01/12     10,455,000 10,702,898
                                           ------------------- ---------- ----------
                               Nexen, Inc. 5.875% 03/10/35      1,000,000    924,868
                                           7.875% 03/15/32      5,250,000  6,185,308
                                           ------------------- ---------- ----------
                      Noble Drilling Corp. 7.500% 03/15/19      4,813,000  5,492,104
                                           ------------------- ---------- ----------
        Pemex Project Funding Master Trust 5.750% 12/15/15 (b)  1,465,000  1,401,272
                                           7.875% 02/01/09      6,000,000  6,300,000
                                           ------------------- ---------- ----------
       Petrobras International Finance Co. 9.750% 07/06/11      3,500,000  4,090,625
                                           ------------------- ---------- ----------
                 Pride International, Inc. 7.375% 07/15/14      1,500,000  1,590,000
                                           ------------------- ---------- ----------
Ras Laffan Liquefied Natural Gas Co., Ltd. 3.437% 09/15/09 (b)  5,922,000  5,645,230
                                           ------------------- ---------- ----------
                          XTO Energy, Inc. 5.300% 06/30/15      8,855,000  8,551,232
                                           ------------------- ---------- ----------
                                                          Oil & Gas Total 64,144,721
Pipelines - 0.8%
                                           ------------------- ---------- ----------
               Colorado Interstate Gas Co. 6.800% 11/15/15 (b)  1,000,000  1,017,500
                                           ------------------- ---------- ----------
             Kinder Morgan Finance Co. ULC 5.700% 01/05/16      7,495,000  7,300,877

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

ENERGY - (continued)
Pipelines - (continued)                                                  Par ($)  Value ($)
------------------------------------------------- ------------------- ---------- ----------
Pacific Energy Partners LP/Pacific Energy Finance
                                            Corp. 6.250% 09/15/15        750,000    736,875
                                                  ------------------- ---------- ----------
                         Southern Natural Gas Co. 8.875% 03/15/10      2,000,000  2,130,000
                                                  ------------------- ---------- ----------
                         Williams Companies, Inc. 8.125% 03/15/12      1,500,000  1,616,250
                                                  ------------------- ---------- ----------
                                                                 Pipelines Total 12,801,502
                                                                                 ----------
                                                                    ENERGY TOTAL 77,543,223

FINANCIALS - 15.9%
Banks - 3.1%
                                                  ------------------- ---------- ----------
                                Barclays Bank PLC 7.375% 06/15/49 (b)  5,000,000  5,375,400
                                                  ------------------- ---------- ----------
                       Chinatrust Commercial Bank 5.625% 12/29/49 (b)  2,350,000  2,208,655
                                                  ------------------- ---------- ----------
                                    HSBC Bank USA 3.875% 09/15/09      4,360,000  4,169,021
                                                  ------------------- ---------- ----------
                          HSBC Capital Funding LP 9.547% 12/31/49 (b) 10,500,000 11,995,725
                                                  ------------------- ---------- ----------
                       Wachovia Capital Trust III 5.800% 08/29/49      3,225,000  3,160,161
                                                  ------------------- ---------- ----------
                                   Wachovia Corp. 3.625% 02/17/09      5,100,000  4,886,002
                                                  4.375% 06/01/10      5,190,000  5,003,558
                                                  ------------------- ---------- ----------
                                Wells Fargo & Co. 4.875% 01/12/11     16,790,000 16,450,686
                                                  ------------------- ---------- ----------
                                                                     Banks Total 53,249,208
Diversified Financial Services - 8.4%
                                                  ------------------- ---------- ----------
                                         Air 2 US 8.027% 10/01/19 (b)  3,685,931  3,294,300
                                                  ------------------- ---------- ----------
                   American General Finance Corp. 5.400% 12/01/15     19,810,000 19,224,076
                                                  ------------------- ---------- ----------
                                  CIT Group, Inc. 5.160% 09/20/07 (a)  5,000,000  5,011,910
                                                  ------------------- ---------- ----------
                                         Citicorp 8.040% 12/15/19 (b) 12,075,000 14,063,069
                                                  ------------------- ---------- ----------
                                  Citigroup, Inc. 4.625% 08/03/10      3,150,000  3,061,537
                                                  5.300% 01/07/16      7,610,000  7,448,366
                                                  ------------------- ---------- ----------
                      Countrywide Home Loan, Inc. 5.000% 11/16/07 (a)  5,000,000  4,998,387
                                                  ------------------- ---------- ----------
                            Ford Motor Credit Co. 5.700% 01/15/10      2,000,000  1,760,830
                                                  5.795% 09/28/07 (a)  6,000,000  5,763,447
                                                  5.800% 01/12/09      4,650,000  4,216,967
                                                  7.375% 02/01/11      2,040,000  1,856,015
                                                  ------------------- ---------- ----------
                    Fund American Companies, Inc. 5.875% 05/15/13      4,535,000  4,457,729
                                                  ------------------- ---------- ----------
                  General Motors Acceptance Corp. 6.875% 09/15/11      1,000,000    928,668
                                                  8.000% 11/01/31      1,220,000  1,143,750

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

FINANCIALS - (continued)
Diversified Financial Services - (continued)                           Par ($)      Value ($)
-------------------------------------------- ---------------------- ------------- -----------
                 Goldman Sachs Group, Inc.   5.350% 01/15/16         3,690,000      3,590,301
                                             ---------------------- ------------- -----------
         International Lease Finance Corp.   4.875% 09/01/10         4,390,000      4,273,878
                                             6.375% 03/15/09         4,600,000      4,718,121
                                             ---------------------- ------------- -----------
                  John Deere Capital Corp.   7.000% 03/15/12         6,000,000      6,435,505
                                             ---------------------- ------------- -----------
                      JPMorgan Chase & Co.   4.600% 01/17/11        15,785,000     15,264,855
                                             ---------------------- ------------- -----------
                     LaBranche & Co., Inc.   11.000% 05/15/12        2,000,000      2,215,000
                                             ---------------------- ------------- -----------
            Lehman Brothers Holdings, Inc.   5.500% 04/04/16         2,905,000      2,860,402
                                             ---------------------- ------------- -----------
                       Merrill Lynch & Co.   4.250% 02/08/10         8,100,000      7,783,212
                                             ---------------------- ------------- -----------
                            Morgan Stanley   4.250% 05/15/10         7,000,000      6,696,733
                                             ---------------------- ------------- -----------
        PF Export Receivables Master Trust   3.748% 06/01/13 (b)     2,715,050      2,548,259
                                             ---------------------- ------------- -----------
                 Residential Capital Corp.   6.000% 02/22/11         5,150,000      5,109,112
                                             6.375% 06/30/10         3,545,000      3,568,831
                                             ---------------------- ------------- -----------
                                             Diversified Financial Services Total 142,293,260
Insurance - 2.4%
                                             ---------------------- ------------- -----------
          Berkshire Hathaway Finance Corp.   4.850% 01/15/15         5,000,000      4,761,215
                                             ---------------------- ------------- -----------
Florida Windstorm Underwriting Association   7.125% 02/25/19 (b)     4,425,000      4,928,951
                                             ---------------------- ------------- -----------
   Hartford Financial Services Group, Inc.   4.700% 09/01/07         4,000,000      3,965,147
                                             ---------------------- ------------- -----------
       Hartford Life Global Funding Trusts   5.080% 09/15/09 (a)     5,825,000      5,823,763
                                             ---------------------- ------------- -----------
                              ING Groep NV   5.775% 12/29/49         9,205,000      8,951,900
                                             ---------------------- ------------- -----------
                Prudential Financial, Inc.   4.750% 06/13/15         3,210,000      3,001,959
                                             ---------------------- ------------- -----------
       Prudential Insurance Co. of America   7.650% 07/01/07 (b)     7,105,000      7,306,254
                                             ---------------------- ------------- -----------
        St. Paul Travelers Companies, Inc.   5.500% 12/01/15         2,670,000      2,620,032
                                             ---------------------- ------------- -----------
                                                            Insurance Total        41,359,221
Real Estate - 0.4%
                                             ---------------------- ------------- -----------
             Forest City Enterprises, Inc.   7.625% 06/01/15         1,000,000      1,055,000
                                             ---------------------- ------------- -----------
                       Prudential Property   7.125% 07/01/07 (b)     5,300,000      5,407,640
                                             ---------------------- ------------- -----------
                                                          Real Estate Total         6,462,640
Real Estate Investment Trusts - 0.9%
                                             ---------------------- ------------- -----------
                     Archstone-Smith Trust   5.750% 03/15/16         6,150,000      6,093,269
                                             ---------------------- ------------- -----------
      Health Care Property Investors, Inc.   7.072% 06/08/15         2,530,000      2,705,443

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

FINANCIALS - (continued)
Real Estate Investment Trusts - (continued)                           Par ($)     Value ($)
------------------------------------------- ---------------------- ------------ -----------
               iStar Financial, Inc.        5.125% 04/01/11         2,400,000     2,327,754
                                            8.750% 08/15/08         3,000,000     3,209,497
                                            ---------------------- ------------ -----------
                                            Real Estate Investment Trusts Total  14,335,963
Savings & Loans - 0.7%
                                            ---------------------- ------------ -----------
              Washington Mutual Bank        5.125% 01/15/15        11,585,000    10,965,525
                                            ---------------------- ------------ -----------
                                                     Savings & Loans Total       10,965,525
                                                                                -----------
                                                          FINANCIALS TOTAL      268,665,817

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
                                            ---------------------- ------------ -----------
            L-3 Communications Corp.        5.875% 01/15/15           140,000       134,050
                                            6.375% 10/15/15           530,000       524,700
                                            ---------------------- ------------ -----------
            Systems 2001 Asset Trust        6.664% 09/15/13 (b)     2,012,382     2,097,151
                                            ---------------------- ------------ -----------
                                                 Aerospace & Defense Total        2,755,901
Electronics - 0.2%
                                            ---------------------- ------------ -----------
      Flextronics International Ltd.        6.250% 11/15/14         1,000,000       982,500
                                            ---------------------- ------------ -----------
                Thomas & Betts Corp.        7.250% 06/01/13         2,000,000     2,082,500
                                            ---------------------- ------------ -----------
                                                         Electronics Total        3,065,000
Environmental Control - 0.1%
                                            ---------------------- ------------ -----------
    Allied Waste North America, Inc.        8.500% 12/01/08         2,500,000     2,612,500
                                            ---------------------- ------------ -----------
                                               Environmental Control Total        2,612,500
Machinery-Diversified - 0.1%
                                            ---------------------- ------------ -----------
             Briggs & Stratton Corp.        8.875% 03/15/11         1,375,000     1,522,812
                                            ---------------------- ------------ -----------
                                               Machinery-Diversified Total        1,522,812
Metal Fabricate/Hardware - 0.0%
                                            ---------------------- ------------ -----------
            Valmont Industries, Inc.        6.875% 05/01/14           500,000       500,000
                                            ---------------------- ------------ -----------
                                            Metal Fabricate/Hardware Total          500,000
Miscellaneous Manufacturing - 0.2%
                                            ---------------------- ------------ -----------
                    Bombardier, Inc.        6.300% 05/01/14 (b)     2,500,000     2,287,500
                                            ---------------------- ------------ -----------
            Trinity Industries, Inc.        6.500% 03/15/14         1,550,000     1,553,875
                                            ---------------------- ------------ -----------
                                            Miscellaneous Manufacturing Total     3,841,375
Packaging & Containers - 0.1%
                                            ---------------------- ------------ -----------
Owens-Brockway Glass Container, Inc.        8.875% 02/15/09         1,000,000     1,041,250
                                            ---------------------- ------------ -----------
                                              Packaging & Containers Total        1,041,250

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

  Corporate Fixed-Income Bonds & Notes - (continued)

  INDUSTRIALS - (continued)
  Transportation - 0.2%                                      Par ($)  Value ($)
  ---------------------------------- -------------------  ---------- ----------
  Burlington Northern Santa Fe Corp. 7.950% 08/15/30       2,375,000  2,959,786
                                     -------------------  ---------- ----------
                         FedEx Corp. 7.530% 09/23/06          53,671     54,069
                                     -------------------  ---------- ----------
                            Stena AB 7.500% 11/01/13       1,200,000  1,188,000
                                     -------------------  ---------- ----------
                                               Transportation Total   4,201,855
                                                                     ----------
                                                  INDUSTRIALS TOTAL  19,540,693

  TECHNOLOGY - 0.3%
  Computers - 0.2%
                                     -------------------  ---------- ----------
                 Hewlett-Packard Co. 6.500% 07/01/12       4,000,000  4,196,945
                                     -------------------  ---------- ----------
                                                    Computers Total   4,196,945
  Office/Business Equipment - 0.1%
                                     -------------------  ---------- ----------
                         Xerox Corp. 7.125% 06/15/10       1,000,000  1,041,250
                                     -------------------  ---------- ----------
                                     Office/Business Equipment Total  1,041,250
                                                                     ----------
                                                   TECHNOLOGY TOTAL   5,238,195

  UTILITIES - 5.4%
  Electric - 5.2%
                                     -------------------  ---------- ----------
               AEP Texas Central Co. 5.500% 02/15/13       5,500,000  5,397,123
                                     -------------------  ---------- ----------
   American Electric Power Co., Inc. 5.250% 06/01/15       5,500,000  5,266,939
                                     -------------------  ---------- ----------
            Dominion Resources, Inc. 5.265% 09/28/07 (a)   4,225,000  4,230,667
                                     -------------------  ---------- ----------
               Edison Mission Energy 7.730% 06/15/09       1,100,000  1,128,875
                                     -------------------  ---------- ----------
        FPL Energy American Wind LLC 6.639% 06/20/23 (b)   4,161,437  4,208,049
                                     -------------------  ---------- ----------
        FPL Energy National Wind LLC 5.608% 03/10/24 (b)     760,304    730,867
                                     -------------------  ---------- ----------
       Kansas City Power & Light Co. 6.000% 03/15/07      10,000,000 10,038,097
                                     -------------------  ---------- ----------
            Kiowa Power Partners LLC 5.737% 03/30/21 (b)   3,550,000  3,388,583
                                     -------------------  ---------- ----------
              MidAmerican Energy Co. 6.375% 06/15/06         409,000    409,963
                                     -------------------  ---------- ----------
     MidAmerican Energy Holdings Co. 3.500% 05/15/08       5,310,000  5,106,086
                                     5.875% 10/01/12       7,000,000  7,066,990
                                     6.125% 04/01/36 (b)   4,570,000  4,473,985
                                     -------------------  ---------- ----------
             Mirant Mid Atlantic LLC 8.625% 06/30/12       1,026,166  1,099,280
                                     -------------------  ---------- ----------
             MSW Energy Holdings LLC 8.500% 09/01/10       2,000,000  2,120,000
                                     -------------------  ---------- ----------
                    Nevada Power Co. 9.000% 08/15/13       1,300,000  1,438,801
                                     -------------------  ---------- ----------
          Niagara Mohawk Power Corp. 8.875% 05/15/07       6,200,000  6,425,929

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Corporate Fixed-Income Bonds & Notes - (continued)

UTILITIES - (continued)
Electric - (continued)                                             Par ($)         Value ($)
------------------------------------- ------------------------- ---------------- -----------
          Nisource Finance Corp.      6.150% 03/01/13            4,000,000         4,077,720
                                      ------------------------- ---------------- -----------
       Northern States Power Co.      8.000% 08/28/12            3,750,000         4,239,315
                                      ------------------------- ---------------- -----------
          Oglethorpe Power Corp.      6.974% 06/30/11            2,094,000         2,143,382
                                      ------------------------- ---------------- -----------
            Pepco Holdings, Inc.      5.445% 06/01/10 (a)        5,000,000         4,993,692
                                      ------------------------- ---------------- -----------
  Southern California Edison Co.      5.000% 01/15/16            4,500,000         4,290,843
                                      ------------------------- ---------------- -----------
               TECO Energy, Inc.      7.000% 05/01/12            1,000,000         1,037,500
                                      ------------------------- ---------------- -----------
  Tenaska Alabama II Partners LP      6.125% 03/30/23 (b)        3,251,311         3,226,254
                                      ------------------------- ---------------- -----------
                       TXU Corp.      5.550% 11/15/14            1,300,000         1,211,050
                                      6.550% 11/15/34              420,000           379,988
                                      ------------------------- ---------------- -----------
                                                      Electric Total              88,129,978
Gas - 0.2%
                                      ------------------------- ---------------- -----------
     Southern California Gas Co.      4.990% 12/01/09 (a)        3,390,000         3,388,908
                                      ------------------------- ---------------- -----------
                                                                 Gas Total         3,388,908
                                                                                 -----------
                                                     UTILITIES TOTAL              91,518,886

                                      Total Corporate Fixed-Income Bonds & Notes
                                      (cost of $695,904,865)                     689,151,395

Government & Agency Obligations - 22.2%

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
------------------------------------- ------------------------- ---------------- -----------
     Export-Import Bank of Korea      4.625% 03/16/10            4,700,000         4,549,428
                                      ------------------------- ---------------- -----------
              Province of Quebec      5.000% 07/17/09            5,500,000         5,451,016
                                      5.000% 03/01/16           11,705,000        11,337,236
                                      ------------------------- ---------------- -----------
             Republic of Finland      4.750% 03/06/07            8,000,000         7,988,823
                                      ------------------------- ---------------- -----------
                  State of Qatar      9.750% 06/15/30 (b)        3,350,000         4,856,874
                                      ------------------------- ---------------- -----------
           United Mexican States      8.375% 01/14/11            3,700,000         4,092,200
                                      ------------------------- ---------------- -----------
                                      FOREIGN GOVERNMENT OBLIGATIONS TOTAL        38,275,577

U.S. GOVERNMENT AGENCIES - 5.4%
------------------------------------- ------------------------- ---------------- -----------
          Federal Home Loan Bank      5.000% 10/28/10           20,000,000        19,659,040
                                      ------------------------- ---------------- -----------
Federal Home Loan Mortgage Corp.      5.000% 11/13/14            3,000,000         2,907,150
                                      5.400% 02/28/11           29,810,000        29,694,427
                                      ------------------------- ---------------- -----------

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Government & Agency Obligations - (continued)

U.S. GOVERNMENT AGENCIES - (continued)                               Par ($)     Value ($)
---------------------------------------- ---------------------   ------------- -----------
   Federal National Mortgage Association 4.125% 04/15/14           5,390,000     5,023,572
                                         5.000% 04/06/10           2,000,000     1,999,982
                                         5.200% 11/08/10          20,000,000    19,824,220
                                         5.800% 02/09/26          13,140,000    12,848,213
                                         ---------------------   ------------- -----------
                                          U.S. GOVERNMENT AGENCIES TOTAL        91,956,604

U.S. GOVERNMENT OBLIGATIONS - 14.5%
---------------------------------------- ---------------------   ------------- -----------
                     U.S. Treasury Bonds 5.375% 02/15/31          19,210,000    20,221,522
                                         7.250% 08/15/22          15,000,000    18,601,170
                                         ---------------------   ------------- -----------
                     U.S. Treasury Notes 2.875% 11/30/06 (d)       7,310,000     7,215,767
                                         3.625% 06/15/10             810,000       773,297
                                         4.250% 01/15/11           2,030,000     1,979,646
                                         4.375% 11/15/08          30,200,000    29,855,539
                                         4.375% 12/15/10         104,035,000   102,047,723
                                         4.500% 11/15/10          11,365,000    11,212,277
                                         4.500% 02/28/11          22,330,000    22,004,652
                                         4.500% 02/15/16          32,440,000    31,550,430
                                         ---------------------   ------------- -----------
                                         U.S. GOVERNMENT OBLIGATIONS TOTAL     245,462,023

                                         Total Government & Agency Obligations
                                         (cost of $380,093,765)                375,694,204

Mortgage-Backed Securities - 15.9%
---------------------------------------- ---------------------   ------------- -----------
        Federal Home Loan Mortgage Corp. 4.500% 09/01/18           7,185,286     6,872,498
                                         4.500% 04/01/19          15,319,321    14,633,493
                                         4.500% 04/01/34           4,402,281     4,071,036
                                         4.500% 05/01/34           6,601,376     6,104,663
                                         12.000% 07/01/20            192,007       208,347
                                         TBA
                                         5.000% 12/01/36 (e)       9,300,000     8,840,813
                                         ---------------------   ------------- -----------
   Federal National Mortgage Association 5.000% 05/01/18          12,204,269    11,922,411
                                         5.000% 06/01/18           5,475,752     5,349,289
                                         5.000% 08/01/35           9,347,227     8,900,886
                                         5.500% 12/01/17           4,898,018     4,873,272
                                         6.000% 04/01/09             873,492       880,464
                                         6.000% 01/01/14             598,329       606,350
                                         6.000% 01/01/24             165,625       166,022
                                         6.000% 03/01/24             321,208       321,990
                                         6.000% 04/01/35          44,323,665    44,345,280
                                         6.500% 10/01/28             956,716       980,929
                                         6.500% 12/01/31           1,198,176     1,225,865
                                         TBA
                                         5.500% 12/01/21 (e)      48,600,000    48,296,250
                                         5.500% 12/01/36 (e)     103,300,000   100,717,500
                                         ---------------------   ------------- -----------
Government National Mortgage Association 4.750% 07/20/25 (a)         119,084       119,867
                                         8.000% 01/15/08              17,012        17,473
                                         8.000% 02/15/08              15,303        15,717
                                         8.000% 04/15/08               6,713         6,895
                                         8.000% 05/15/08              12,664        13,007
                                         8.000% 06/15/08              67,866        69,703
                                         8.000% 07/15/08               9,256         9,507

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Mortgage-Backed Securities  - (continued)                                              Par ($)       Value ($)
-------------------------------------------------------- ------------------------   -------------- -----------
                                                         9.000% 06/15/16                 4,331           4,649
                                                         9.000% 08/15/16                 3,896           4,182
                                                         9.000% 10/15/16                 8,250           8,856
                                                         ------------------------   -------------- -----------

                                                         Total Mortgage-Backed Securities
                                                         (cost of $272,634,551)                    269,587,214

Collateralized Mortgage Obligations - 8.6%

AGENCY - 4.6%
-------------------------------------------------------- ------------------------   -------------- -----------
                        Federal Home Loan Mortgage Corp. 4.000% 03/15/19             7,075,000       6,263,026
                                                         4.750% 07/15/24            15,000,000      14,775,567
                                                         5.000% 03/15/28            15,000,000      14,674,988
                                                         ------------------------   -------------- -----------
                   Federal National Mortgage Association 5.000% 07/25/15            13,500,000      13,303,800
                                                         5.000% 12/25/15            15,000,000      14,797,689
                                                         9.250% 03/25/18               164,776         174,706
                                                         ------------------------   -------------- -----------
                Government National Mortgage Association 4.954% 05/16/31             4,300,000       4,078,785
                                                         ------------------------   -------------- -----------
Small Business Administration Participation Certificates 4.570% 06/01/25             4,421,416       4,148,568
                                                         5.390% 12/01/25             1,100,000       1,088,193
                                                         5.570% 03/01/26             4,055,000       4,049,077
                                                         ------------------------   -------------- -----------
                                                                           AGENCY TOTAL             77,354,399

NON-AGENCY - 4.0%
-------------------------------------------------------- ------------------------   -------------- -----------
                                 American Mortgage Trust 8.445% 09/27/22                19,692          13,784
                                                         ------------------------   -------------- -----------
                     Citigroup Mortgage Loan Trust, Inc. 5.517% 08/25/35             3,775,000       3,675,570
                                                         5.598% 03/25/36             2,850,000       2,849,222
                                                         5.666% 08/25/35             2,330,000       2,264,468
                                                         ------------------------   -------------- -----------
                      Countrywide Alternative Loan Trust 5.000% 03/25/20            17,118,788      16,702,937
                                                         5.000% 07/25/35             4,762,282       4,601,308
                                                         5.250% 03/25/35             4,899,636       4,742,519
                                                         5.500% 09/25/35             6,553,357       6,232,353
                                                         ------------------------   -------------- -----------
                          GMAC Mortgage Corp. Loan Trust 5.667% 04/19/36             4,223,422       4,148,654
                                                         ------------------------   -------------- -----------
                               GSMPS Mortgage Loan Trust 7.750% 09/19/27 (b)         1,216,822       1,267,009
                                                         ------------------------   -------------- -----------
                                 JPMorgan Mortgage Trust 5.012% 10/25/35             5,423,000       5,290,343
                                                         ------------------------   -------------- -----------
                           Nomura Asset Acceptance Corp. 5.515% 01/25/36             8,060,000       8,010,714
                                                         ------------------------   -------------- -----------
                        Residential Accredit Loans, Inc. 5.500% 02/25/35             5,479,142       5,400,314
                                                         ------------------------   -------------- -----------
                         Suntrust Alternative Loan Trust 6.066% 12/25/35             3,115,413       3,036,333
                                                         ------------------------   -------------- -----------
                                                                       NON-AGENCY TOTAL             68,235,528

                                                         Total Collateralized Mortgage Obligations
                                                         (cost of $150,404,413)                    145,589,927

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Asset-Backed Securities - 6.1%                                                Par ($)   Value ($)
--------------------------------------------------- ---------------------- ---------- -----------
                                Bay View Auto Trust 5.310% 06/25/14         3,500,000   3,455,578
                                                    ---------------------- ---------- -----------
               Capital Auto Receivables Asset Trust 2.000% 11/15/07         2,916,146   2,884,538
                                                    ---------------------- ---------- -----------
                           Capital One Master Trust 4.939% 10/15/10 (a)     8,000,000   8,023,072
                                                    ---------------------- ---------- -----------
                            Carmax Auto Owner Trust 4.730% 09/17/12         2,900,000   2,829,332
                                                    ---------------------- ---------- -----------
                                     Cigna CBO Ltd. 6.460% 11/15/08 (b)     2,671,346   2,671,346
                                                    ---------------------- ---------- -----------
    Credit-Based Asset Servicing and Securitization 5.545% 11/25/35         2,950,000   2,897,348
                                                    ---------------------- ---------- -----------
                             Diversified REIT Trust 6.780% 03/18/11 (a)(b)  5,000,000   5,121,521
                                                    ---------------------- ---------- -----------
           GE Capital Credit Card Master Note Trust 4.789% 09/15/10 (a)    10,000,000  10,008,704
                                                    ---------------------- ---------- -----------
                      GE Equipment Small Ticket LLC 4.620% 12/22/14 (b)     4,600,000   4,518,924
                                                    5.120% 06/22/15 (b)     8,000,000   7,957,520
                                                    ---------------------- ---------- -----------
                       Gracechurch Card Funding PLC 4.859% 03/15/10 (a)    16,500,000  16,536,401
                                                    ---------------------- ---------- -----------
                         Green Tree Financial Corp. 6.870% 01/15/29         2,239,304   2,288,289
                                                    ---------------------- ---------- -----------
                JPMorgan Mortgage Acquisition Corp. 5.627% 10/25/35         5,000,000   4,925,792
                                                    ---------------------- ---------- -----------
                  Long Beach Auto Receivables Trust 4.522% 06/15/12         6,100,000   5,985,659
                                                    ---------------------- ---------- -----------
                        Origen Manufactured Housing 3.790% 12/15/17         2,700,000   2,615,930
                                                    ---------------------- ---------- -----------
                     Providian Gateway Master Trust 3.350% 09/15/11 (b)     1,500,000   1,458,063
                                                    ---------------------- ---------- -----------
                 Renaissance Home Equity Loan Trust 5.355% 11/25/35         4,750,000   4,562,133
                                                    5.565% 02/25/36         6,000,000   5,976,844
                                                    ---------------------- ---------- -----------
   Residential Funding Mortgage Securities II, Inc. 5.110% 09/25/35         5,000,000   4,869,372
                                                    ---------------------- ---------- -----------
                          WFS Financial Owner Trust 4.760% 05/17/13         4,000,000   3,905,996
                                                    ---------------------- ---------- -----------

                                                    Total Asset-Backed Securities
                                                    (cost of $104,427,604)            103,492,362

Commercial Mortgage-Backed Securities - 4.3%
--------------------------------------------------- ---------------------- ---------- -----------
  Citigroup/Deutsche Bank Commercial Mortgage Trust 5.631% 01/15/46        10,325,000  10,251,599
                                                    ---------------------- ---------- -----------
        Credit Suisse Mortgage Capital Certificates 5.738% 02/15/39        10,900,000  10,818,675
                                                    ---------------------- ---------- -----------
          CS First Boston Mortgage Securities Corp. 5.100% 08/15/38         7,535,000   7,200,047
                                                    ---------------------- ---------- -----------
First Union National Bank Commercial Mortgage Trust 5.585% 02/12/34         3,879,730   3,865,333
                                                    6.141% 02/12/34         8,000,000   8,267,120
                                                    ---------------------- ---------- -----------
     JP Morgan Chase Commercial Mortgage Securities
                                              Corp. 5.565% 04/15/43         9,411,000   9,312,937
                                                    ---------------------- ---------- -----------

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Commercial Mortgage-Backed Securities - (continued)                                                        Par ($)      Value ($)
--------------------------------------------------- -------------------------------------------------- ----------- -------------
       LB-UBS Commercial Mortgage Trust             6.510% 12/15/26                                      5,000,000     5,196,650
                                                    -------------------------------------------------- ----------- -------------
      Structured Asset Securities Corp.             2.051% 02/25/28 I.O. (f)                             5,630,104       254,013
                                                    -------------------------------------------------- ----------- -------------
Wachovia Bank Commercial Mortgage Trust             3.989% 06/15/35                                     11,930,000    10,883,799
                                                    5.195% 10/15/44                                      6,280,000     6,076,145
                                                    -------------------------------------------------- ----------- -------------

                                                    Total Commercial Mortgage-Backed Securities
                                                    (cost of $74,059,779)                                             72,126,318

Short-Term Obligations - 16.6%

U.S GOVERNMENT AGENCIES - 7.5%
--------------------------------------------------- -------------------------------------------------- ----------- -------------
                 Federal Home Loan Bank             4.450% 04/18/06 (g)                                 18,600,000    18,560,914
                                                    4.610% 04/18/06 (g)                                108,100,000   107,892,358
                                                    -------------------------------------------------- ----------- -------------
                                                                                    U.S. GOVERNMENT AGENCIES TOTAL   126,453,272

REPURCHASE AGREEMENT - 9.1%
--------------------------------------------------- -------------------------------------------------- ----------- -------------
                                                    Repurchase agreement with State Street Bank &
                                                    Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                                                    collateralized by a U.S. Treasury Bond maturing
                                                    08/15/08, market value of $158,147,550 (repurchase
                                                    proceeds $155,099,461)                             155,043,000   155,043,000

                                                    Total Short-Term Obligations
                                                    (cost of $281,496,272)                                           281,496,272

                                                    Total Investments - 114.4%
                                                    (cost of $1,956,634,526) (h)                                   1,937,137,692

                                                    Other Assets & Liabilities, Net - (14.4)%                       (244,458,885)

                                                    Net Assets - 100.0%                                            1,692,678,807

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)The interest rate shown on floating rate or
                                   variable rate securities reflects the rate at March 31, 2006.
                                (b)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities, which are not illiquid, amounted to $147,294,038, which represents 8.7% of net assets.
                                (c)The issuer has filed for bankruptcy
                                   protection under Chapter 11, and is in
                                   default of certain debt covenants. Income is not being accrued. At March 31, 2006, the value of this security represents 0.1% of net assets.
                                (d)The security or a portion of the security
                                   pledged as collateral for open futures
                                   contracts. At March 31, 2006, the total
                                   market value of securities pledged amounted to $197,391.
                                (e)Security purchased on a delayed delivery
                                   basis.
                                (f)Accrued interest accumulates in the value of
                                   this security and is payable at redemption.
                                (g)The rate shown represents the annualized
                                   yield at the date of purchase.
                                (h)Cost for federal income tax purposes is
                                   $1,960,251,265.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


                                   At March 31, 2006, the asset allocation of the Fund is as follows:

             ASSET ALLOCATION                      % OF NET ASSETS
             -----------------------------------------------------
             Corporate Fixed-Income Bonds & Notes        40.7%
             Government & Agency Obligations             22.2
             Mortgage-Backed Securities                  15.9
             Collateralized Mortgage Obligations          8.6
             Asset-Backed Securities                      6.1
             Commercial Mortgage-Backed Securities        4.3
             Short-Term Obligations                      16.6
             Other Assets & Liabilities, Net            (14.4)
                                                        -----
                                                        100.0%
                                                        -----

                                   At March 31, 2006, the Fund held the
                                   following open short futures contracts:

                            Number of             Aggregate   Expiration  Unrealized
           Type             Contracts    Value    Face Value     Date    Appreciation
-------------------------------------------------------------------------------------
10 Year U.S. Treasury Notes    133    $14,193,161 $14,149,953   Jun-06     $43,208

                      Acronym Name
                      ------- ----
                       I.O.   Interest Only Security
                       REIT   Real Estate Investment Trust
                       TBA    To Be Announced

See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2006                       Columbia Intermediate
                                                           Bond Fund

                                                                                          ($)
------------------------- ---------------------------------------------------  -------------
                   Assets Investments, at cost                                 1,956,634,526
                                                                               -------------
                          Investments, at value                                1,937,137,692
                          Cash                                                           462
                          Receivable for:
                            Investments sold                                     118,489,860
                            Fund shares sold                                      10,570,367
                            Interest                                              15,807,661
                            Dollar roll fee income                                   219,313
                          Deferred Trustees' compensation plan                        27,955
                                                                               -------------
                             Total Assets                                      2,082,253,310
                          ---------------------------------------------------  -------------
              Liabilities Payable for:
                            Investments purchased                                114,244,878
                            Investments purchased on a delayed delivery basis    269,181,669
                            Fund shares repurchased                                2,362,100
                            Futures variation margin                                  10,390
                            Distributions                                          2,501,103
                            Investment advisory fee                                  466,023
                            Administration fee                                       210,423
                            Transfer agent fee                                       208,563
                            Pricing and bookkeeping fees                              16,767
                            Trustees' fees                                               408
                            Custody fee                                                2,848
                            Distribution and service fees                            136,238
                            Chief compliance officer expenses                          3,610
                            Deferred dollar roll fee income                          129,442
                          Deferred Trustees' fees                                     27,955
                          Other liabilities                                           72,086
                                                                               -------------
                             Total Liabilities                                   389,574,503

                                                                   Net Assets  1,692,678,807
                          ---------------------------------------------------  -------------
Composition of Net Assets Paid-in capital                                      1,735,393,289
                          Overdistributed net investment income                   (1,937,369)
                          Accumulated net realized loss                          (21,323,487)
                          Net unrealized appreciation (depreciation) on:
                            Investments                                          (19,496,834)
                            Futures contracts                                         43,208
                                                                               -------------
                                                                   Net Assets  1,692,678,807

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

         -------------------------------------------------------- -------------
 Class A Net assets                                                 199,375,747
         Shares outstanding                                          22,822,079
         Net asset value per share                                      8.74(a)
         Maximum offering price per share ($8.74/0.9525)                9.18(b)
         -------------------------------------------------------- -------------
 Class B Net assets                                                  74,332,290
         Shares outstanding                                           8,508,647
         Net asset value and offering price per share                   8.74(a)
         -------------------------------------------------------- -------------
 Class C Net assets                                                  39,640,914
         Shares outstanding                                           4,537,630
         Net asset value and offering price per share                   8.74(a)
         -------------------------------------------------------- -------------
 Class R Net assets                                                       9,901
         Shares outstanding                                               1,133
         Net asset value, offering and redemption price per share          8.74
         -------------------------------------------------------- -------------
 Class Z Net assets                                               1,379,319,955
         Shares outstanding                                         157,887,102
         Net asset value, offering and redemption price per share          8.74

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

           STATEMENT OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2006  Columbia Intermediate
                                                          Bond Fund

                                                                                                                ($)
--------------------------------------- -------------------------------------------------------------- -----------
                      Investment Income Interest                                                        73,130,974
                                        Dollar roll fee income                                           1,032,163
                                                                                                       -----------
                                          Total Investment Income                                       74,163,137
                                        -------------------------------------------------------------- -----------
                               Expenses Investment advisory fee                                          4,726,983
                                        Administration fee                                               2,112,935
                                        Distribution fee:
                                          Class A                                                          188,602
                                          Class B                                                          622,339
                                          Class C                                                          326,870
                                          Class R                                                               10
                                        Service fee:
                                          Class A                                                          471,309
                                          Class B                                                          207,446
                                          Class C                                                          109,027
                                        Transfer agent fee                                               1,305,285
                                        Pricing and bookkeeping fees                                       277,185
                                        Trustees' fees                                                      44,862
                                        Custody fee                                                         71,071
                                        Chief compliance officer expenses (See Note 4)                      11,791
                                        Non-recurring costs (See Note 7)                                    20,019
                                        Other expenses                                                     454,383
                                                                                                       -----------
                                          Total Expenses                                                10,950,117
                                        Fees waived by Distributor:
                                          Class A                                                         (188,602)
                                          Class C                                                          (65,204)
                                        Non-recurring costs assumed by Investment Advisor (See Note 7)     (20,019)
                                        Custody earnings credit                                            (35,844)
                                                                                                       -----------
                                          Net Expenses                                                  10,640,448
                                                                                                       -----------
                                        Net Investment Income                                           63,522,689
                                        -------------------------------------------------------------- -----------
Net Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
   on Investments and Futures Contracts   Investments                                                   (2,360,546)
                                          Futures contracts                                               (588,106)
                                                                                                       -----------
                                           Net realized loss                                            (2,948,652)
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                  (34,179,205)
                                          Futures contracts                                                (91,411)
                                                                                                       -----------
                                           Net change in unrealized appreciation (depreciation)        (34,270,616)
                                                                                                       -----------
                                        Net Loss                                                       (37,219,268)
                                                                                                       -----------
                                        Net Increase in Net Assets from Operations                      26,303,421

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                               Columbia Intermediate
                                                           Bond Fund

                                                                                                       Year           Year
                                                                                                      Ended          Ended
                                                                                                  March 31,      March 31,
Increase (Decrease) in Net Assets:                                                                  2006($)        2005($)
--------------------------------------- ---------------------------------------------------- -------------  -------------
                             Operations Net investment income                                   63,522,689     48,046,411
                                        Net realized gain (loss) on investments and futures
                                         contracts                                              (2,948,652)     1,672,904
                                        Net change in unrealized appreciation (depreciation)
                                         on investments and futures contracts                  (34,270,616)   (34,981,393)
                                                                                             -------------  -------------
                                        Net Increase from Operations                            26,303,421     14,737,922
                                        ---------------------------------------------------- -------------  -------------
Distributions Declared to Shareholders: From net investment income:
                                          Class A                                               (8,651,072)    (7,237,510)
                                          Class B                                               (3,180,156)    (3,766,396)
                                          Class C                                               (1,736,012)    (2,052,627)
                                          Class R                                                      (85)            --
                                          Class Z                                              (53,085,324)   (38,682,066)
                                        From net realized gains:
                                          Class A                                                       --       (470,098)
                                          Class B                                                       --       (284,878)
                                          Class C                                                       --       (146,761)
                                          Class Z                                                       --     (2,354,812)
                                                                                             -------------  -------------
                                        Total Distributions Declared to
                                         Shareholders                                          (66,652,649)   (54,995,148)
                                        ---------------------------------------------------- -------------  -------------
                     Share Transactions Class A:
                                          Subscriptions                                         82,023,103     81,826,437
                                          Distributions reinvested                               7,932,526      7,001,846
                                          Redemptions                                          (53,737,747)   (61,931,472)
                                                                                             -------------  -------------
                                           Net Increase                                         36,217,882     26,896,811
                                        Class B:
                                          Subscriptions                                          4,620,880      8,692,611
                                          Distributions reinvested                               2,349,868      2,962,492
                                          Redemptions                                          (20,292,596)   (23,338,504)
                                                                                             -------------  -------------
                                           Net Decrease                                        (13,321,848)   (11,683,401)
                                        Class C:
                                          Subscriptions                                          7,423,112      8,760,722
                                          Distributions reinvested                               1,129,993      1,460,047
                                          Redemptions                                          (14,596,002)   (20,556,079)
                                                                                             -------------  -------------
                                           Net Decrease                                         (6,042,897)   (10,335,310)
                                        Class R: (a)
                                          Subscriptions                                             10,000             --
                                          Distributions reinvested                                      85             --
                                                                                             -------------  -------------
                                           Net Increase                                             10,085             --
                                        Class Z:
                                          Subscriptions                                        810,019,487    347,273,902
                                          Distributions reinvested                              34,504,969     35,087,203
                                          Redemptions                                         (310,023,508)  (269,217,391)
                                                                                             -------------  -------------
                                           Net Increase                                        534,500,948    113,143,714
                                        Net Increase from Share Transactions                   551,364,170    118,021,814
                                                                                             -------------  -------------
                                            Total Increase in Net Assets                       511,014,942     77,764,588
                                        ---------------------------------------------------- -------------  -------------
                             Net Assets Beginning of period                                  1,181,663,865  1,103,899,277
                                        End of period                                        1,692,678,807  1,181,663,865
                                        Overdistributed net investment income at
                                         end of period                                          (1,937,369)    (4,458,991)

                                (a)Class R shares were initially offered on
                                   January 23, 2006.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

                                                                 Year         Year
                                                                Ended        Ended
                                                            March 31,    March 31,
                                                                 2006         2005
----------------- -------------------------------------  -----------  -----------
Changes in Shares Class A:
                    Subscriptions                          9,176,505    9,019,523
                    Issued for distributions reinvested      888,752      772,793
                    Redemptions                           (6,026,549)  (6,831,800)
                                                         -----------  -----------
                     Net Increase                          4,038,708    2,960,516
                  Class B:
                    Subscriptions                            517,501      960,378
                    Issued for distributions reinvested      263,037      326,979
                    Redemptions                           (2,272,895)  (2,578,902)
                                                         -----------  -----------
                     Net Decrease                         (1,492,357)  (1,291,545)
                  Class C:
                    Subscriptions                            831,460      965,944
                    Issued for distributions reinvested      126,489      161,152
                    Redemptions                           (1,634,253)  (2,277,415)
                                                         -----------  -----------
                     Net Decrease                           (676,304)  (1,150,319)
                  Class R: (a)
                    Subscriptions                              1,124           --
                    Issued for distributions reinvested            9           --
                                                         -----------  -----------
                     Net Increase                              1,133           --
                  Class Z:
                    Subscriptions                         90,710,775   38,284,212
                    Issued for distributions reinvested    3,865,127    3,873,719
                    Redemptions                          (34,639,383) (29,785,348)
                                                         -----------  -----------
                     Net Increase                         59,936,519   12,372,583

                                (a)Class R shares were initially offered on
                                   January 23, 2006.

                                See Accompanying Notes to Financial Statements.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                        Columbia Intermediate
                                                    Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                       Period
                                                                                        Ended
                                                      Year Ended March 31,          March 31,           Year Ended June 30,
Class A Shares                                        2006            2005         2004(a)(b)        2003(c)        2002(c)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    8.96       $    9.27       $    9.18          $   8.73       $   8.84

------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                         0.39            0.39            0.30              0.45           0.53(f)
Net realized and unrealized gain (loss)
on investments and futures contracts             (0.20)          (0.25)           0.11              0.48          (0.08)(f)
                                             ---------       ---------       ----------         --------       --------
Total from Investment Operations                  0.19            0.14            0.41              0.93           0.45

------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                       (0.41)          (0.42)          (0.32)            (0.48)         (0.56)
From net realized gains                             --           (0.03)             --                --             --
Return of capital                                   --              --              --                --             --(g)
                                             ---------       ---------       ----------         --------       --------
Total Distributions Declared to
Shareholders                                     (0.41)          (0.45)          (0.32)            (0.48)         (0.56)

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    8.74       $    8.96       $    9.27          $   9.18       $   8.73
Total return (h)                                  2.12%(i)        1.55%(i)        4.59%(i)(j)      11.03%(i)       5.10%(i)

------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (k)                            0.89%           0.94%           0.99%(l)          1.05%          1.04%
Interest expense                                    --              --              --                --%(m)         --
Expenses (k)                                      0.89%           0.94%           0.99%(l)          1.05%          1.04%
Net investment income (k)                         4.36%           4.31%           4.31%(l)          5.13%          5.94%(f)
Waiver/reimbursement                              0.10%           0.10%           0.10%(l)          0.10%          0.10%
Portfolio turnover rate                            126%             40%            96 %(j)           114%           179%(n)
Net assets, end of period (000's)            $ 199,376       $ 168,213       $ 146,709          $ 92,993       $ 32,493

------------------------------------------------------------------------------------------------------------------------------

                                                   Period
                                                    Ended
                                                 June 30,
Class A Shares                                 2001(c)(d)
----------------------------------------------------------
Net Asset Value, Beginning of Period          $   8.46

----------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                         0.56
Net realized and unrealized gain (loss)
on investments and futures contracts              0.36
                                             ----------
Total from Investment Operations                  0.92

----------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                       (0.54)
From net realized gains                             --
Return of capital                                   --
                                             ----------
Total Distributions Declared to
Shareholders                                     (0.54)

----------------------------------------------------------
Net Asset Value, End of Period                $   8.84
Total return (h)                                 11.19%(j)

----------------------------------------------------------
Ratios to Average Net Assets/Supplemental
Data:
Operating expenses (k)                            0.96%(l)
Interest expense                                    --
Expenses (k)                                      0.96%(l)
Net investment income (k)                         6.90%(l)
Waiver/reimbursement                                --
Portfolio turnover rate                            254%(n)
Net assets, end of period (000's)             $ 12,279

----------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(j)Not annualized.
(k)The benefits derived from custody credits had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                               Period            Year            Period
                                                                                Ended           Ended             Ended
                                                 Year Ended March 31,       March 31,        June 30,          June 30,
Class B Shares                                       2006        2005      2004(a)(b)         2003(c)        2002(c)(d)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   8.96    $   9.27    $    9.18       $    8.73        $   8.89

------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.32        0.32         0.25            0.39            0.18(f)
Net realized and unrealized gain (loss) on
investments and futures contracts                  (0.20)      (0.25)        0.11            0.47           (0.13)(f)
                                                --------    --------    ----------      ---------       ----------
Total from Investment Operations                    0.12        0.07         0.36            0.86            0.05

------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.34)      (0.35)       (0.27)          (0.41)          (0.21)
From net realized gains                               --       (0.03)          --              --              --
Return of capital                                     --          --           --              --              --(g)
                                                --------    --------    ----------      ---------       ----------
Total Distributions Declared to
Shareholders                                       (0.34)      (0.38)       (0.27)          (0.41)          (0.21)

------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   8.74    $   8.96    $    9.27       $    9.18        $   8.73
Total return (h)                                    1.36%       0.80%        4.00%(i)       10.21%           0.51%(i)

------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (j)                              1.64%       1.69%        1.74%(k)        1.80%           1.83%(k)
Interest expense                                      --          --           --              --%(l)          --
Expenses (j)                                        1.64%       1.69%        1.74%(k)        1.80%           1.83%(k)
Net investment income (j)                           3.61%       3.56%        3.58%(k)        4.38%           5.04%(f)(k)
Portfolio turnover rate                              126%         40%          96%(i)         114%            179%(m)
Net assets, end of period (000's)               $ 74,332    $ 89,564    $ 104,700       $ 103,880        $ 28,758

------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Class B shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                            Period           Year           Period
                                                                             Ended          Ended            Ended
                                                Year Ended March 31,     March 31,       June 30,         June 30,
Class C Shares                                      2006        2005    2004(a)(b)        2003(c)       2002(c)(d)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  8.96     $  9.27     $  9.18       $  8.73        $  8.89

-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                          0.34        0.34        0.26          0.40           0.19(f)
Net realized and unrealized gain (loss)
on investments and futures contracts              (0.20)      (0.26)       0.11          0.48          (0.14)(f)
                                                -------     -------    ----------     --------      ----------
Total from Investment Operations                   0.14        0.08        0.37          0.88           0.05

-------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                        (0.36)      (0.36)      (0.28)        (0.43)         (0.21)
From net realized gains                              --       (0.03)         --            --             --
Return of capital                                    --          --          --            --             --(g)
                                                -------     -------    ----------     --------      ----------
Total Distributions Declared to Shareholders      (0.36)      (0.39)      (0.28)        (0.43)         (0.21)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  8.74     $  8.96     $  9.27       $  9.18        $  8.73
Total return (h)(i)                                1.51%       0.95%       4.12%(j)     10.37%          0.58%(j)

-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (k)                             1.49%       1.54%       1.59%(l)      1.65%          1.68%(l)
Interest expense                                     --          --          --            --%(m)         --
Expenses (k)                                       1.49%       1.54%       1.59%(l)      1.65%          1.68%(l)
Net investment income (k)                          3.76%       3.71%       3.72%(l)      4.50%          5.19%(f)(l)
Waiver/reimbursement                               0.15%       0.15%       0.15%(l)      0.15%          0.15%(l)
Portfolio turnover rate                             126%         40%         96%(j)       114%           179%(n)
Net assets, end of period (000's)               $39,641     $46,693     $59,009       $51,676        $11,651

-------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d)Class C shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i)Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.
(j)Not annualized.
(k)The benefits derived from custody credits had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                  Period
                                                                                   Ended
                                                                               March 31,
Class R Shares                                                                   2006(a)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 8.91

-----------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                                       0.06
Net realized and unrealized gain (loss) on investments and futures contracts   (0.15)
                                                                             ---------
Total from Investment Operations                                               (0.09)

-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                                     (0.08)
                                                                             ---------

-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $ 8.74
Total return (c)                                                               (1.06)%(d)

-----------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                                                    1.30%(f)
Net investment income (e)                                                       3.25%(f)
Portfolio turnover rate                                                          126%
Net assets, end of period (000's)                                             $   10

-----------------------------------------------------------------------------------------

(a)Class R shares were initially offered on January 23, 2006. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested.
(d)Not annualized.
(e)The benefits derived from custody credits had an impact of less than 0.01%.
(f)Annualized.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                    Period
                                                                                     Ended
                                                     Year Ended March 31,        March 31,                 Year Ended June 30,
Class Z Shares                                         2006          2005       2004(a)(b)       2003(c)(d)          2002(d)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $     8.96    $     9.27    $     9.18       $     8.73       $     8.84

-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                             0.41          0.41          0.31             0.49            0.55 (f)
Net realized and unrealized gain (loss)
on investments and futures contracts                 (0.20)        (0.25)         0.12             0.46            (0.08)(f)
                                                ----------    ----------    ----------       ----------       ----------
Total from Investment Operations                      0.21          0.16          0.43             0.95             0.47

-------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.43)        (0.44)        (0.34)           (0.50)           (0.58)
From net realized gains                                 --         (0.03)           --               --               --
Return of capital                                       --            --            --               --               --(g)
                                                ----------    ----------    ----------       ----------       ----------
Total Distributions Declared to
Shareholders                                         (0.43)        (0.47)        (0.34)           (0.50)           (0.58)

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $     8.74    $     8.96    $     9.27       $     9.18       $     8.73
Total return (h)                                      2.37%         1.80%         4.78%(i)        11.30%            5.36%

-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (j)                                0.64%         0.69%         0.74%(k)         0.80%            0.79%
Interest expense                                        --            --            --               --%(l)           --
Expenses (j)                                          0.64%         0.69%         0.74%(k)         0.80%            0.79%
Net investment income (j)                             4.63%         4.56%         4.58%(k)         5.51%            6.22%(f)
Portfolio turnover rate                                126%           40%           96%(i)          114%             179%(m)
Net assets, end of period (000's)               $1,379,320    $  877,193    $  793,477       $  717,923       $  729,580

-------------------------------------------------------------------------------------------------------------------------------



Class Z Shares                                         2001(d)
--------------------------------------------------------------
Net Asset Value, Beginning of Period            $     8.41

--------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                             0.62
Net realized and unrealized gain (loss)
on investments and futures contracts                  0.43
                                                ----------
Total from Investment Operations                      1.05

--------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.62)
From net realized gains                                 --
Return of capital                                       --
                                                ----------
Total Distributions Declared to
Shareholders                                         (0.62)

--------------------------------------------------------------
Net Asset Value, End of Period                  $     8.84
Total return (h)                                     12.86%

--------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (j)                                0.72%
Interest expense                                        --
Expenses (j)                                          0.72%
Net investment income (j)                             7.14%
Portfolio turnover rate                                254%(m)
Net assets, end of period (000's)               $  514,068

--------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.
(d)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.38% to 6.22%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested.
(i)Not annualized.
(j)The benefits derived from custody credits had an impact of less than 0.01%.
(k)Annualized.
(l)Rounds to less than 0.01%.
(m)Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2006                 Columbia Intermediate
                                                        Bond Fund

Note 1. Organization

Columbia Intermediate Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust VIII.

Investment Goal

The Fund seeks total return by pursuing current income and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Effective January 23, 2006, the Fund is authorized to issue Class R shares. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or
(3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the broker in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization adjustments and paydown reclasses were identified and reclassified among the components of the Fund's net assets as follows:

                      Overdistributed Accumulated
                      Net Investment  Net Realized Paid-In
                          Income          Loss     Capital
                      ------------------------------------
                        $5,651,582    $(5,651,582)   $--
                      ------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

                                         March 31,   March 31,
                                           2006        2005
                -----------------------------------------------
                Distributions paid from:
                -----------------------------------------------
                 Ordinary income*        66,652,649 $53,846,911
                -----------------------------------------------
                 Long-term capital gains         --   1,148,237
                -----------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-term   Net Unrealized
                      Income     Capital Gains Depreciation*
                   ------------------------------------------
                    $2,978,301        $--       $(23,113,573)
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $ 12,767,684
                   ------------------------------------------
                   Unrealized depreciation       (35,881,257)
                                                ------------
                    Net unrealized depreciation $(23,113,573)
                   ------------------------------------------

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                               2013    $ 6,075,470
                            -----------------------
                               2014      3,776,565
                            -----------------------
                                         9,852,035
                            -----------------------

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2006, post-October capital losses of $8,556,840 attributed to security transactions were deferred to April 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On
September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets   Annual Fee Rate
                  -------------------------------------------
                   First $1 billion                0.35%
                  -------------------------------------------
                   $1 billion to $1.5 billion      0.30%
                  -------------------------------------------
                   $1.5 billion to $3 billion      0.29%
                  -------------------------------------------
                   $3 billion to $6 billion        0.28%
                  -------------------------------------------
                   Over $6 billion                 0.27%
                  -------------------------------------------

For the year ended March 31, 2006, the Fund's effective investment advisory fee rate was 0.34% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the Pricing and Bookkeeping Agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended March 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.020% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. On August 22, 2005,

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund

Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses.

For the year ended March 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses was 0.09% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts of $15,362 on sales of the Fund's Class A shares and net CDSC fees of $220, $329,338 and $5,761 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee.

The Distributor has also voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2006, the Fund paid $3,364 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,209,773,731 and $1,650,603,675, respectively, of which $628,389,924 and $516,703,694, respectively, were U.S. Government securities.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended March 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay
$70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

--------------------------------------------------------------------------------
                     March 31, 2006  Columbia Intermediate
                                                 Bond Fund


In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot be currently made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended March 31, 2006, Columbia has assumed $20,019 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -------------------------------
                                                        Columbia Intermediate Bond Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

                        TRUSTEES
                                 -----------------------
                                  Columbia Intermediate
                                              Bond Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Born 1955)                  Executive Vice President-Strategy of United Airlines (airline) since
c/o Columbia Management Advisors, LLC          December, 2002 (formerly President of UAL Loyalty Services (airline) from
One Financial Center                           September, 2001 to December, 2002; Executive Vice President and Chief
Boston, MA 02111                               Financial Officer of United Airlines from July, 1999 to September, 2001;
Trustee (since 1996)                           Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               86, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Born 1957)               Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
c/o Columbia Management Advisors, LLC          March, 2005; Adjunct Professor of Law, Northwestern University, since
One Financial Center                           September, 2004 (formerly Chief Administrative Officer and Senior Vice
Boston, MA 02111                               President, Kmart Holding Corporation (consumer goods), from September,
Trustee (since 1996)                           2003 to March, 2004; Executive Vice President-Corporate Development and
                                               Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                               President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                               1999). Oversees 86, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Born 1936)                   Private Investor since August, 1987 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, U.S. Plywood Corporation (building products manufacturer)).
One Financial Center                           Oversees 89/3/, None
Boston, MA 02111
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Born 1943)                  Professor of Economics, University of Washington, since January, 1976;
c/o Columbia Management Advisors, LLC          Ford and Louisa Van Voorhis Professor of Political Economy, University of
One Financial Center                           Washington, since September, 1993 (formerly Director, Institute for
Boston, MA 02111                               Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003); Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 86, None
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund


Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
JOHN J. NEUHAUSER (Born 1942)                  Academic Vice President and Dean of Faculties since August, 1999, Boston
c/o Columbia Management Advisors, LLC          College (formerly Dean Boston College School of Management from September,
One Financial Center                           1977 to August, 1999). Oversees 89/3/, Saucony, Inc. (athletic footwear)
Boston, MA 02111
Trustee (since 1985)
                                               ---------------------------------------------------------------------------
PATRICK J. SIMPSON (Born 1944)                 Partner, Perkins Coie LLP (law firm). Oversees 86, None
c/o Columbia Management Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Born 1936)                  Business Consultant since 1999 (formerly Professor of Finance from 1975 to
c/o Columbia Management Advisors, LLC          1999, College of Business, Boise State University); Chartered Financial
One Financial Center                           Analyst. Oversees 86, None
Boston, MA 02111
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Born 1937)                 Partner and Senior Advisor, Chicago Growth Partners (private equity
c/o Columbia Management Advisors, LLC          investing) since September, 2004 (formerly Managing Director, William
One Financial Center                           Blair Capital Partners (private equity investing) from September, 1994 to
Boston, MA 02111                               September, 2004). Oversees 86, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Born 1945)                  Retired since 1997 (formerly General Manager, Global Education Industry,
c/o Columbia Management Advisors, LLC          IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,
One Financial Center                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Boston, MA 02111                               and distributor of giftware and collectibles)
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Born 1941)               Retired since December, 2003 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, The Regence Group (regional health insurer); Chairman and Chief
One Financial Center                           Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Boston, MA 02111                               Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Born 1940)                Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management Advisors, LLC          (formerly Partner, Development Capital LLC from November, 1996 to
One Financial Center                           February, 1999). Oversees 89/3/, Lee Enterprises (print media), WR
Boston, MA 02111                               Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                TheStatement of Additional Information Includes
                                   additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                        OFFICERS
                                 -----------------------
                                  Columbia Intermediate
                                              Bond Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Born 1957)                  Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President and Chief Executive Officer, CDC
Boston, MA 02111                                   IXIS Asset Management Services, Inc. (investment management) from
President (since 2004)                             September, 1998 to August, 2004.
                                                   ---------------------------------------------------------------------------
JAMES R. BORDEWICK, JR. (Born 1959)                Associate General Counsel, Bank of America since April, 2005; Senior Vice
One Financial Center                               President and Associate General Counsel, MFS Investment Management
Boston, MA 02111                                   (investment management) prior to April, 2005.
Senior Vice President, Secretary and
Chief Legal Officer (since 2006)
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Born 1964)                   Managing Director of the Advisor since February, 1998.
One Financial Center
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and Treasurer
(since 2000)
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Born 1949)                        Senior Vice President and Chief Compliance Officer of various funds in the
100 Federal Street                                 Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from
Boston, MA 02110                                   January, 2001 to August, 2004.
Senior Vice President and
Chief Compliance Officer
(since 2004)
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Born 1969)                      Director of Fund Administration since January, 2006; Managing Director of
One Financial Center                               Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice
Boston, MA 02111                                   President Fund Administration June, 2002 to September, 2004. Vice
Chief Accounting Officer and                       President Product Strategy and Development from February, 2001 to June,
Assistant Treasurer                                2002.
(since 2004)
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Born 1969)                     Director of Fund Administration since January, 2006; Fund Controller from
One Financial Center                               October 2004 to January 2006; Vice President of CDC IXIS Asset Management
Boston, MA 02111                                   Services, Inc. (investment management) from August, 2000 to September,
Deputy Treasurer (since 2004)                      2004.
                                                   ---------------------------------------------------------------------------
JOSEPH F. DIMARIA (Born 1968)                      Director of Fund Administration since January, 2006; Head of
One Financial Center                               Tax/Compliance and Assistant Treasurer from November, 2004 to December,
Boston, MA 02111                                   2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003
Deputy Treasurer (since 2006)                      to October, 2004; Senior Audit Manager, PricewaterhouseCoopers
                                                   (independent registered public accounting firm) from July, 2000 to April,
                                                   2003.
                                                   ---------------------------------------------------------------------------
TY S. EDWARDS (Born 1966)                          Director of Fund Administration since January, 2006; Vice President of the
One Financial Center                               Advisor from July, 2002 to December, 2005; Assistant Vice president and
Boston, MA 02111                                   Director, State Street Corporation (financial services) prior to 2002.
Deputy Treasurer (since 2006)
                                                   ---------------------------------------------------------------------------
BARRY S. VALLAN (Born 1969)                        Vice President-Fund Treasury of the Advisor since October, 2004; Vice
One Financial Center                               President-Trustee Reporting from April, 2002 to October, 2004; Management
Boston, MA 02111                                   Consultant, PricewaterhouseCoopers (independent registered public
Controller (since 2006)                            accounting firm) prior to October, 2002.
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   -------------------------------
                                                                   Columbia Intermediate Bond Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

--------------------------------------------------------------------------------
                              Columbia Intermediate
                                          Bond Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   -------------------------------
                                                                   Columbia Intermediate Bond Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.I collected data on performance, management fees, and expense ratios of both
  Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

--------------------------------------------------------------------------------
                         Columbia Intermediate Bond Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

--------------------------------------------------------------------------------
             September 30, 2005 (Unaudited)  Columbia Intermediate
                                                         Bond Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

--------------------------------------------------------------------------------
                         Columbia Intermediate Bond Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                 Columbia Intermediate
                                                             Bond Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Intermediate Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Intermediate Bond Fund Annual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                    [GRAPHIC]



                                   COLUMBIA
                           U.S. TREASURY INDEX FUND

                                 Annual Report
                                March 31, 2006

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                          Columbia U.S. Treasury Index Fund

[PHOTO]
Christopher L. Wilson



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure -- the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal/1/.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds

/1/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Table of Contents


                    Performance Information.............  1

                    Fund Profile........................  2

                    Understanding Your Expenses.........  3

                    Economic Update.....................  4

                    Portfolio Manager's Report..........  5

                    Financial Statements................  7

                      Investment Portfolio..............  8

                      Statement of Assets and
                      Liabilities....................... 10

                      Statement of Operations........... 11

                      Statement of Changes in Net
                      Assets............................ 12

                      Financial Highlights.............. 14

                      Notes to Financial Statements..... 16

                    Report of Independent Registered
                    Public Accounting Firm.............. 21

                    Trustees............................ 22

                    Officers............................ 24

                    Board Consideration and Approval
                    of Investment Advisory Agreements... 25

                    Summary of Management Fee
                    Evaluation by Independent Fee
                    Consultant.......................... 28

                    Columbia Funds...................... 32

                    Important Information About This
                    Report.............................. 34

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.


                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                   PERFORMANCE INFORMATION
                                                    --------------------------
                            Columbia U.S. Treasury Index Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Performance of a $10,000 investment 04/01/96 - 03/31/06 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A        17,197 16,382
                          ----------------------------
                          Class B        16,774 16,774
                          ----------------------------
                          Class C        16,858 16,858
                          ----------------------------
                          Class Z        17,337    n/a
Growth of a $10,000 investment 04/01/96 - 03/31/06

                                    [CHART]

                             Citigroup           Citigroup
                              Bond US             Bond US
                             Treasury            Treasury
                              Index-A             Index-A
                            Without Sales        With Sales     Treasury
                                Charge             Charge         Index
                            ------------         ---------      ---------
                                 $10,000           $9,525       $10,000
04/01/1996 - 04/30/1996            9,925            9,454         9,922
05/01/1996 - 05/31/1996            9,910            9,439         9,920
06/01/1996 - 06/30/1996           10,032            9,555        10,043
07/01/1996 - 07/31/1996           10,056            9,578        10,065
08/01/1996 - 08/31/1996           10,030            9,554        10,045
09/01/1996 - 09/30/1996           10,192            9,708        10,210
10/01/1996 - 10/31/1996           10,409            9,914        10,439
11/01/1996 - 11/30/1996           10,594           10,091        10,614
12/01/1996 - 12/31/1996           10,476            9,979        10,506
01/01/1997 - 01/31/1997           10,480            9,983        10,521
02/01/1997 - 02/28/1997           10,499           10,001        10,527
03/01/1997 - 03/31/1997           10,390            9,897        10,421
04/01/1997 - 04/30/1997           10,527           10,027        10,565
05/01/1997 - 05/31/1997           10,615           10,110        10,658
06/01/1997 - 06/30/1997           10,722           10,212        10,777
07/01/1997 - 07/31/1997           11,032           10,508        11,087
08/01/1997 - 08/31/1997           10,919           10,400        10,973
09/01/1997 - 09/30/1997           11,082           10,555        11,140
10/01/1997 - 10/31/1997           11,268           10,733        11,334
11/01/1997 - 11/30/1997           11,334           10,796        11,393
12/01/1997 - 12/31/1997           11,447           10,903        11,515
01/01/1998 - 01/31/1998           11,614           11,062        11,692
02/01/1998 - 02/28/1998           11,580           11,030        11,655
03/01/1998 - 03/31/1998           11,607           11,055        11,690
04/01/1998 - 04/30/1998           11,653           11,100        11,741
05/01/1998 - 05/31/1998           11,779           11,220        11,861
06/01/1998 - 06/30/1998           11,904           11,338        11,999
07/01/1998 - 07/31/1998           11,918           11,352        12,018
08/01/1998 - 08/31/1998           12,236           11,655        12,341
09/01/1998 - 09/30/1998           12,567           11,970        12,686
10/01/1998 - 10/31/1998           12,535           11,940        12,642
11/01/1998 - 11/30/1998           12,525           11,930        12,644
12/01/1998 - 12/31/1998           12,564           11,967        12,668
01/01/1999 - 01/31/1999           12,613           12,014        12,745
02/01/1999 - 02/28/1999           12,297           11,712        12,423
03/01/1999 - 03/31/1999           12,346           11,759        12,472
04/01/1999 - 04/30/1999           12,369           11,782        12,500
05/01/1999 - 05/31/1999           12,253           11,671        12,388
06/01/1999 - 06/30/1999           12,205           11,625        12,357
07/01/1999 - 07/31/1999           12,206           11,627        12,348
08/01/1999 - 08/31/1999           12,195           11,616        12,350
09/01/1999 - 09/30/1999           12,291           11,707        12,446
10/01/1999 - 10/31/1999           12,304           11,720        12,461
11/01/1999 - 11/30/1999           12,279           11,696        12,438
12/01/1999 - 12/31/1999           12,205           11,625        12,358
01/01/2000 - 01/31/2000           12,218           11,638        12,388
02/01/2000 - 02/29/2000           12,401           11,812        12,574
03/01/2000 - 03/31/2000           12,641           12,040        12,822
04/01/2000 - 04/30/2000           12,617           12,017        12,784
05/01/2000 - 05/31/2000           12,608           12,009        12,803
06/01/2000 - 06/30/2000           12,822           12,213        13,020
07/01/2000 - 07/31/2000           12,950           12,335        13,152
08/01/2000 - 08/31/2000           13,143           12,519        13,344
09/01/2000 - 09/30/2000           13,156           12,531        13,356
10/01/2000 - 10/31/2000           13,275           12,644        13,486
11/01/2000 - 11/30/2000           13,547           12,903        13,761
12/01/2000 - 12/31/2000           13,808           13,152        14,024
01/01/2001 - 01/31/2001           13,901           13,241        14,133
02/01/2001 - 02/28/2001           14,066           13,398        14,306
03/01/2001 - 03/31/2001           14,108           13,438        14,353
04/01/2001 - 04/30/2001           13,936           13,274        14,176
05/01/2001 - 05/31/2001           13,978           13,314        14,225
06/01/2001 - 06/30/2001           14,044           13,377        14,299
07/01/2001 - 07/31/2001           14,394           13,710        14,653
08/01/2001 - 08/31/2001           14,569           13,877        14,842
09/01/2001 - 09/30/2001           14,810           14,106        15,081
10/01/2001 - 10/31/2001           15,217           14,494        15,491
11/01/2001 - 11/30/2001           14,830           14,126        15,115
12/01/2001 - 12/31/2001           14,678           13,980        14,970
01/01/2002 - 01/31/2002           14,771           14,070        15,067
02/01/2002 - 02/28/2002           14,901           14,194        15,207
03/01/2002 - 03/31/2002           14,536           13,846        14,836
04/01/2002 - 04/30/2002           14,894           14,187        15,200
05/01/2002 - 05/31/2002           14,974           14,263        15,288
06/01/2002 - 06/30/2002           15,165           14,444        15,503
07/01/2002 - 07/31/2002           15,527           14,789        15,868
08/01/2002 - 08/31/2002           15,845           15,093        16,203
09/01/2002 - 09/30/2002           16,264           15,491        16,638
10/01/2002 - 10/31/2002           16,083           15,319        16,449
11/01/2002 - 11/30/2002           15,909           15,154        16,292
12/01/2002 - 12/31/2002           16,306           15,531        16,711
01/01/2003 - 01/31/2003           16,253           15,481        16,658
02/01/2003 - 02/28/2003           16,530           15,745        16,946
03/01/2003 - 03/31/2003           16,439           15,658        16,875
04/01/2003 - 04/30/2003           16,524           15,739        16,954
05/01/2003 - 05/31/2003           16,985           16,178        17,447
06/01/2003 - 06/30/2003           16,873           16,072        17,337
07/01/2003 - 07/31/2003           16,126           15,360        16,578
08/01/2003 - 08/31/2003           16,203           15,433        16,676
09/01/2003 - 09/30/2003           16,681           15,889        17,178
10/01/2003 - 10/31/2003           16,429           15,649        16,918
11/01/2003 - 11/30/2003           16,429           15,649        16,942
12/01/2003 - 12/31/2003           16,574           15,787        17,093
01/01/2004 - 01/31/2004           16,701           15,908        17,236
02/01/2004 - 02/29/2004           16,902           16,099        17,447
03/01/2004 - 03/31/2004           17,047           16,237        17,613
04/01/2004 - 04/30/2004           16,490           15,706        17,047
05/01/2004 - 05/31/2004           16,437           15,656        16,991
06/01/2004 - 06/30/2004           16,490           15,706        17,062
07/01/2004 - 07/31/2004           16,650           15,859        17,218
08/01/2004 - 08/31/2004           16,979           16,173        17,572
09/01/2004 - 09/30/2004           17,015           16,207        17,618
10/01/2004 - 10/31/2004           17,129           16,315        17,757
11/01/2004 - 11/30/2004           16,899           16,097        17,519
12/01/2004 - 12/31/2004           17,046           16,237        17,693
01/01/2005 - 01/31/2005           17,178           16,362        17,822
02/01/2005 - 02/28/2005           17,021           16,213        17,676
03/01/2005 - 03/31/2005           16,965           16,159        17,617
04/01/2005 - 04/30/2005           17,255           16,436        17,926
05/01/2005 - 05/31/2005           17,454           16,625        18,148
06/01/2005 - 06/30/2005           17,555           16,721        18,260
07/01/2005 - 07/31/2005           17,306           16,484        18,012
08/01/2005 - 08/31/2005           17,570           16,736        18,302
09/01/2005 - 09/30/2005           17,337           16,513        18,059
10/01/2005 - 10/31/2005           17,184           16,368        17,916
11/01/2005 - 11/30/2005           17,256           16,437        18,005
12/01/2005 - 12/31/2005           17,431           16,603        18,187
01/01/2006 - 01/31/2006           17,361           16,536        18,133
02/01/2006 - 02/28/2006           17,383           16,558        18,164
03/01/2006 - 03/31/2006           17,197           16,382        17,973

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Citigroup Bond U.S. Treasury Index is an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/06 (%)

        Share class        A             B             C          Z
        ---------------------------------------------------------------
        Inception      11/25/02      11/25/02      11/25/02    06/04/91
        ---------------------------------------------------------------
        Sales charge without with  without with  without with  without
        ---------------------------------------------------------------
        1-year        1.38   -3.40  0.62   -4.25  0.77   -0.20   1.62
        ---------------------------------------------------------------
        5-year        4.04    3.03  3.52    3.18  3.62    3.62   4.21
        ---------------------------------------------------------------
        10-year       5.57    5.06  5.31    5.31  5.36    5.36   5.66
        ---------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.
Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

                      FUND PROFILE
                                   -----------------------
                                   Columbia U.S. Treasury
                                               Index Fund

The information below gives you a snapshot of your fund at the end of the reporting period. The composition of its portfolio will change over time. Maturity breakdown as of 03/31/06 (%)

                                0-1 year     1.1
                                ----------------
                                1-3 years   35.3
                                ----------------
                                3-5 years   14.7
                                ----------------
                                5-7 years   12.7
                                ----------------
                                7-10 years  10.3
                                ----------------
                                10-15 years 14.7
                                ----------------
                                15-20 years  2.9
                                ----------------
                                20-25 years  8.3
                                ----------------

Asset Allocation as of 03/31/06 (%)

                        U.S. Government obligations 98.8
                        --------------------------------
                        Short-term obligation        1.2
                        --------------------------------


Maturity breakdown and asset allocation are calculated as a percentage of total investments.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

.. For the 12-month period ended March 31, 2006, the fund's class A shares returned 1.38% without sales charge.

.. Treasury securities came under pressure as the Federal Reserve Board raised the federal funds rate from 2.75% to 4.75% during the period.

.. During the period, short-term and long-term bonds performed best while intermediate-maturity bonds underperformed.

                                  [GRAPHIC]

Class A shares:                       1.38%
Citigroup Bond U.S. Treasury Index:   1.99%

                                   Objective
    Seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of the Citigroup Bond U.S.
                                Treasury Index.

                               Total Net Assets
                                $142.5 million

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                  Columbia U.S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period. 10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical    Actual  Hypothetical  Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      992.22    1,021.89     3.03       3.07            0.61
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      988.38    1,018.15     6.74       6.84            1.36
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      989.18    1,018.90     6.00       6.09            1.21
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      993.42    1,023.09     1.84       1.87            0.37
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Distributor and the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

                      ECONOMIC UPDATE
                                                -----------------------------
                         Columbia U.S. Treasury Index Fund

The US economy fired on all cylinders during the 12-month period that began April 1, 2005 and ended March 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose while inflation remained in check, despite record-high energy prices. Consumer confidence started strong and ended higher.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late in the summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Inflation ticked higher and consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter, taking most market observers by surprise. Analysts blamed slower consumer spending, especially on autos.

Nevertheless, the latest data on the economy suggest that it has regained considerable momentum. A flurry of upbeat news in the new year led to estimates of growth as high as 5.0% for the first quarter.

After a solid start, bond market sputters

The US bond market delivered modest, but positive returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.85%. In this environment, the Lehman Brothers Aggregate Bond Index returned 2.26% -- accumulating virtually all of that return in the first half of the 12-month period. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 7.31%.

Eight short-term rate hikes -- and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 2.75% to 4.75% in eight consecutive one-quarter point increases. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes/1/. However, outgoing Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved solidly higher

The S&P 500 Index -- a broad measure of large company stock market performance -- returned 11.73% for this reporting period. Small-cap stocks did even better. The Russell 2000 Growth Index returned 27.84% while the Russell 2000 Value Index/2/ returned 23.77%. Mid-cap stocks also outperformed the large-cap stocks measured by the S&P 500 by a margin of approximately two to one.

/1/The federal funds rate was raised to 5.00% on May 11, 2006.
/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Summary
For the 12-month period ended March 31, 2006

..  Investment-grade bonds delivered modest returns, as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                    [GRAPHIC]

                        Lehman Index     Merrill Lynch Index
                        ------------     -------------------
                            2.26%              7.31%



..  Despite volatility, the broad stock market, as measured by the S&P 500
   Index, returned 11.73%. Small-cap growth stocks were the period's best performers, as measured by the Russell 2000 Growth Index.

                                    [GRAPHIC]

                                              Russell 2000
                        S&P 500 Index         Growth Index
                        -------------      ------------------
                            11.73%                27.84%

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                 PORTFOLIO MANAGER'S REPORT
                                                     --------------------------
                             Columbia U.S. Treasury Index Fund


For the 12-month period ended March 31, 2006, Columbia U.S. Treasury Index Fund class A shares returned 1.38% without sales charge. The fund's class Z shares returned 1.62%. The Citigroup Bond U.S. Treasury Index posted a total return of 1.99% over the same period. Fees generally accounted for the difference between the fund's return and that of the index. The fund incurs expenses while the index does not. The fund's return was in line with the 1.52% average return for its peer group, the Lipper General US Treasury category./1/

Fed action dominated the fixed income markets

The Federal Reserve Board (the Fed) continued its steady stream of short-term interest rate increases. During the past 12 months, the Fed boosted a key short-term interest rate -- the federal funds rate -- eight times, from 2.75% to 4.75%. The federal funds rate is the rate banks charge each other for overnight lending, and it influences all other short-term interest rates.

Despite the upward pressure on short-term rates, long-term bonds held their value reasonably well during the period. Initially, long-term bonds were sought after by domestic investors searching for higher yields. As the period wore on, foreign investors were attracted to long-term Treasuries because the dollar's surprising strength gave foreign investors the confidence to extend the maturities of their US holdings. By the end of the reporting period, the yield difference between short- and long-term securities had narrowed to practically nothing.

In this environment, intermediate-term Treasury bonds were the period's worst performers, so much so, in fact, that their coupon income was almost completely eroded by the loss of principal caused by higher rates. New issues of intermediate-term bonds were also more abundant than for other maturities, which also contributed to their underperformance, as the US Treasury did more and more of its financing in the 5- to 10-year maturity range. During the course of the year, the percentage of bonds with 1-5 year maturities contracted by 2.2% and the percentage of bonds with maturities of 10+ years contracted by 1.3%, while the percentage of bonds in 5- to 10- year maturity range rose by 3.6%. The average maturity of the Treasury market declined by approximately 0.3 years, from 7.45 years to 7.12 years.



/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Net asset value per share
as of 03/31/06 ($)

                                 Class A 10.45
                                 -------------
                                 Class B 10.45
                                 -------------
                                 Class C 10.45
                                 -------------
                                 Class Z 10.45

Distributions declared per share 04/01/05 - 03/31/06 ($)

                                  Class A 0.42
                                  ------------
                                  Class B 0.34
                                  ------------
                                  Class C 0.36
                                  ------------
                                  Class Z 0.45

--------------------------------------------------------------------------------
                             Columbia U.S. Treasury
                                         Index Fund


Looking ahead

Looking ahead, we believe that the Fed could be nearing the end of its cycle of short-term interest rate increases, with perhaps one or two additional rate hikes remaining. Once the upward pressure on short-term rates subsides, we believe there could be a slight yield advantage to owning longer-term securities. However, we anticipate that any such yield advantage is likely to be smaller than historical norms.

David Lindsay has managed the Columbia U.S. Treasury Index Fund since July 1994 and has been with the advisor or its predecessors or affiliate organizations since 1986.

/s/ David Lindsay

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk; because the fund is designed to track its index, your investment will decline in value when its index declines. Because the fund will not hold all the issues included in its index, and bears transaction costs and expenses, it may not always be fully invested, and the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the US government or any government agency.

Once the upward pressure on short-term rates subsides, we believe there could be a slight yield advantage to owning longer-term securities.

                  FINANCIAL STATEMENTS
                                       -----------------------
                  March 31, 2006       Columbia U.S. Treasury
                                                   Index Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2006       Columbia U.S. Treasury
                                                   Index Fund

      U.S. Government Obligations - 98.6%

      U.S. TREASURY BONDS - 29.2%                        Par ($)      Value ($)
      --------------------------- ------------------- ------------- -----------
                                  12.000% 08/15/13     4,175,000      4,838,270
                                  7.500% 11/15/16      7,600,000      9,183,528
                                  8.750% 05/15/17      1,330,000      1,755,289
                                  8.875% 08/15/17        900,000      1,201,711
                                  8.500% 02/15/20        721,000        966,929
                                  7.875% 02/15/21      6,000,000      7,745,628
                                  8.125% 08/15/21        950,000      1,257,266
                                  7.250% 08/15/22      2,350,000      2,914,183
                                  6.125% 11/15/27      6,250,000      7,115,237
                                  5.250% 02/15/29      4,450,000      4,569,247
                                                                    -----------
                                    U.S. TREASURY BONDS TOTAL        41,547,288

      U.S. TREASURY NOTES - 69.4%
      --------------------------- ------------------- ------------- -----------
                                  4.375% 05/15/07        350,000        348,113
                                  3.625% 06/30/07      4,500,000      4,432,149
                                  4.000% 08/31/07      1,600,000      1,581,312
                                  3.000% 11/15/07      7,450,000      7,236,394
                                  4.375% 12/31/07      4,000,000      3,968,124
                                  5.625% 05/15/08      7,815,000      7,937,414
                                  4.125% 08/15/08      2,950,000      2,907,824
                                  3.125% 10/15/08     15,900,000     15,260,279
                                  2.625% 03/15/09      6,900,000      6,487,615
                                  5.500% 05/15/09      8,400,000      8,567,672
                                  4.000% 04/15/10        400,000        387,891
                                  5.750% 08/15/10     11,400,000     11,815,473
                                  5.000% 08/15/11      2,100,000      2,118,457
                                  4.875% 02/15/12      4,000,000      4,006,248
                                  4.000% 11/15/12      2,450,000      2,331,903
                                  3.875% 02/15/13     10,200,000      9,617,488
                                  4.250% 08/15/14      5,000,000      4,785,740
                                  4.000% 02/15/15      5,050,000      4,732,597
                                  4.125% 05/15/15        400,000        377,984
                                                                    -----------
                                    U.S. TREASURY NOTES TOTAL        98,900,677

                                  Total U.S. Government Obligations
                                  (cost of $141,858,653)            140,447,965

See Accompanying Notes to Financial Statements.

                     --------------------------------------
                     March 31, 2006 Columbia U.S. Treasury
                                                Index Fund

Short-Term Obligation - 1.1%                                                      Par ($)   Value ($)
---------------------------- -------------------------------------------------- --------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 03/31/06, due 04/03/06 at 4.370%,
                             collateralized by a U.S. Treasury Bond maturing
                             02/15/36, market value of $1,689,056 (repurchase
                             proceeds $1,652,602)                               1,652,000   1,652,000

                             Total Short-Term Obligation
                             (cost of $1,652,000)                                           1,652,000

                             Total Investments - 99.7%
                             (cost of $143,510,653) (a)                                   142,099,965

                             Other Assets & Liabilities, Net - 0.3%                           392,093

                             Net Assets - 100.0%                                          142,492,058

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Cost for federal income tax purposes is
                                   $145,185,257.

                                   At March 31, 2006, the Fund held investments in the following:

                HOLDING BY REVENUE SOURCE       % OF NET ASSETS
                -----------------------------------------------
                U.S. Treasury Notes                   69.4%
                U.S. Treasury Bonds                   29.2
                Short-Term Obligation                  1.1
                Other Assets & Liabilities, Net        0.3
                                                     -----
                                                     100.0%
                                                     -----

                                See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2006                      Columbia U.S. Treasury
                                                          Index Fund

                                                                                                ($)
------------------------- -----------------------------------------------------------  -----------
                   Assets   Investments, at cost                                       143,510,653
                                                                                       -----------
                            Investments, at value                                      142,099,965
                            Cash                                                               391
                            Receivable for:
                             Fund shares sold                                              290,435
                             Interest                                                    1,648,346
                            Expense reimbursement due from Investment Advisor                9,094
                            Deferred Trustees' compensation plan                             7,340
                            Other assets                                                     6,471
                                                                                       -----------
                             Total Assets                                              144,062,042
                          -----------------------------------------------------------  -----------
              Liabilities   Payable for:
                             Fund shares repurchased                                     1,297,888
                             Distributions                                                 207,707
                             Investment advisory fee                                        12,328
                             Administration fee                                             36,948
                             Sub-account service fee                                         3,789
                             Trustees' fees                                                    908
                             Distribution and service fees                                   3,076
                            Deferred Trustees' fees                                          7,340
                                                                                       -----------
                             Total Liabilities                                           1,569,984

                                                                           Net Assets  142,492,058
                          -----------------------------------------------------------  -----------
Composition of Net Assets   Paid-in capital                                            147,191,131
                            Overdistributed net investment income                       (1,440,584)
                            Accumulated net realized loss                               (1,847,801)
                            Net unrealized appreciation (depreciation) on investments   (1,410,688)
                                                                                       -----------
                                                                           Net Assets  142,492,058
                          -----------------------------------------------------------  -----------
                  Class A Net assets                                                     3,208,115
                          Shares outstanding                                               307,035
                          Net asset value per share                                       10.45(a)
                          Maximum offering price per share ($10.45/0.9525)                10.97(b)
                          -----------------------------------------------------------  -----------
                  Class B Net assets                                                     1,614,503
                          Shares outstanding                                               154,558
                          Net asset value and offering price per share                    10.45(a)
                          -----------------------------------------------------------  -----------
                  Class C Net assets                                                     1,060,255
                          Shares outstanding                                               101,499
                          Net asset value and offering price per share                    10.45(a)
                          -----------------------------------------------------------  -----------
                  Class Z Net assets                                                   136,609,185
                          Shares outstanding                                            13,077,546
                          Net asset value, offering and redemption price per share           10.45

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

           STATEMENT OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2006 Columbia U.S. Treasury
                                                         Index Fund

                                                                                                                    ($)
--------------------------------------- ------------------------------------------------------------------- ----------
                      Investment Income Interest                                                             6,476,149
                                        ------------------------------------------------------------------- ----------
                               Expenses Investment advisory fee                                                153,338
                                        Administration fee                                                     460,014
                                        Distribution fee:
                                          Class B                                                               12,271
                                          Class C                                                                8,339
                                        Service fee:
                                          Class A                                                               10,735
                                          Class B                                                                4,090
                                          Class C                                                                2,780
                                        Sub-account services fee - Class Z                                      28,088
                                        Trustees' fees                                                          11,624
                                        Non-recurring costs (See Note 8)                                         2,187
                                        Other expenses                                                           1,528
                                                                                                            ----------
                                          Total Operating Expenses                                             694,994
                                        Interest expense                                                           802
                                                                                                            ----------
                                          Total Expenses                                                       695,796
                                        Fees and expenses waived or reimbursed by Investment Advisor           (38,351)
                                        Fees and expenses waived or reimbursed by Administrator - Class Z      (14,630)
                                        Fees waived by Distributor - Class C                                    (1,668)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)          (2,187)
                                                                                                            ----------
                                          Net Expenses                                                         638,960
                                                                                                            ----------
                                        Net Investment Income                                                5,837,189
                                        ------------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss)
                         on Investments Net realized (loss) on investments                                    (358,055)
                                        Net change in unrealized appreciation (depreciation) on investments (2,778,329)
                                                                                                            ----------
                                        Net Loss                                                            (3,136,384)
                                                                                                            ----------
                                        Net Increase in Net Assets from Operations                           2,700,805

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                              Columbia U.S. Treasury
                                                          Index Fund

                                                                                                    Year         Year
                                                                                                   Ended        Ended
                                                                                               March 31,    March 31,
Increase (Decrease) in Net Assets:                                                              2006 ($)     2005 ($)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income                                  5,837,189    5,724,688
                                       Net realized gain (loss) on investments                 (358,055)   1,476,938
                                       Net change in unrealized appreciation (depreciation)
                                        on investments                                       (2,778,329)  (8,114,835)
                                                                                            -----------  -----------
                                       Net Increase (Decrease) from Operations                2,700,805     (913,209)
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                               (168,812)    (102,626)
                                         Class B                                                (52,104)     (48,805)
                                         Class C                                                (37,133)     (28,589)
                                         Class Z                                             (6,086,330)  (6,355,186)
                                                                                            -----------  -----------
                                       Total Distributions Declared to Shareholders          (6,344,379)  (6,535,206)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                        3,047,725    1,434,528
                                         Distributions reinvested                               136,474       92,728
                                         Redemptions                                         (3,171,464)    (714,542)
                                                                                            -----------  -----------
                                          Net Increase                                           12,735      812,714
                                       Class B:
                                         Subscriptions                                          556,973      432,007
                                         Distributions reinvested                                41,319       38,418
                                         Redemptions                                           (388,735)    (526,646)
                                                                                            -----------  -----------
                                          Net Increase (Decrease)                               209,557      (56,221)
                                       Class C:
                                         Subscriptions                                          789,893      151,345
                                         Distributions reinvested                                33,338       26,683
                                         Redemptions                                           (599,602)  (1,088,477)
                                                                                            -----------  -----------
                                          Net Increase (Decrease)                               223,629     (910,449)
                                       Class Z:
                                         Subscriptions                                       22,817,562   20,048,883
                                         Distributions reinvested                             4,150,366    4,257,354
                                         Redemptions                                        (38,881,587) (42,856,819)
                                                                                            -----------  -----------
                                          Net Decrease                                      (11,913,659) (18,550,582)
                                       Net Decrease from Share Transactions                 (11,467,738) (18,704,538)
                                                                                            -----------  -----------
                                           Total Decrease in Net Assets                     (15,111,312) (26,152,953)
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                  157,603,370  183,756,323
                                       End of period                                        142,492,058  157,603,370
                                       Overdistributed net investment income at end
                                        of period                                            (1,440,584)  (1,616,462)

See Accompanying Notes to Financial Statements.

                            -----------------------
                            Columbia U.S. Treasury
                                        Index Fund

                                                                Year        Year
                                                               Ended       Ended
                                                           March 31,   March 31,
                                                                2006        2005
----------------- -------------------------------------  ----------  ----------
Changes in Shares Class A:
                    Subscriptions                           284,145     132,252
                    Issued for distributions reinvested      12,720       8,561
                    Redemptions                            (299,053)    (66,279)
                                                         ----------  ----------
                     Net Increase (Decrease)                 (2,188)     74,534
                  Class B:
                    Subscriptions                            51,875      39,868
                    Issued for distributions reinvested       3,853       3,547
                    Redemptions                             (36,604)    (48,761)
                                                         ----------  ----------
                     Net Increase (Decrease)                 19,124      (5,346)
                  Class C:
                    Subscriptions                            73,666      13,996
                    Issued for distributions reinvested       3,108       2,463
                    Redemptions                             (56,379)   (100,177)
                                                         ----------  ----------
                     Net Increase (Decrease)                 20,395     (83,718)
                  Class Z:
                    Subscriptions                         2,127,992   1,845,558
                    Issued for distributions reinvested     386,340     393,099
                    Redemptions                          (3,618,184) (3,949,501)
                                                         ----------  ----------
                     Net Decrease                        (1,103,852) (1,710,844)

                                See Accompanying Notes to Financial Statements.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                       Columbia U.S. Treasury
                                                   Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                   Period Ended
                                                          Year Ended March 31,      March 31,
                                                       --------------------------    2003 (b)
Class A Shares                                           2006      2005   2004 (a) ------------
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.72     $11.18   $11.25     $11.05
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                0.39       0.35     0.35       0.19
Net realized and unrealized gain (loss) on investments  (0.24)     (0.41)    0.05       0.15
                                                       ------    -------   ------     ------
Total from investment operations                         0.15      (0.06)    0.40       0.34
-----------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              (0.42)     (0.40)   (0.47)     (0.14)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.45     $10.72   $11.18     $11.25
Total return (d)                                        1.38%(e) (0.48)%    3.70%      3.12%(f)
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net Operating Expenses                                  0.63%      0.66%    0.66%      0.65%(g)
Interest Expense                                          --%(h)      --       --         --
Net Expenses                                            0.63%      0.66%    0.66%      0.65%(g)
Net investment income                                   3.60%      3.22%    3.14%      4.86%(g)
Waiver/reimbursement                                    0.03%         --       --         --
Portfolio turnover rate                                   36%        44%      42%        48%
Net assets, end of period (000's)                      $3,208     $3,314   $2,625       $477
-----------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%

                                                                                   Period Ended
                                                          Year Ended March 31,      March 31,
                                                       --------------------------    2003 (b)
Class B Shares                                           2006      2005   2004 (a) ------------
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.72     $11.18   $11.25     $11.05
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                0.31       0.27     0.27       0.17
Net realized and unrealized gain (loss) on investments  (0.24)     (0.41)    0.05       0.15
                                                       ------    -------   ------     ------
Total from investment operations                         0.07      (0.14)    0.32       0.32
-----------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              (0.34)     (0.32)   (0.39)     (0.12)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.45     $10.72   $11.18     $11.25
Total return (d)                                        0.62%(e) (1.23)%    2.91%      2.87%(f)
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net Operating Expenses                                  1.38%      1.41%    1.41%      1.40%(g)
Interest Expense                                          --%(h)      --       --         --
Net Expenses                                            1.38%      1.41%    1.41%      1.40%(g)
Net investment income                                   2.85%      2.48%    2.44%      4.25%(g)
Waiver/reimbursement                                    0.03%         --       --         --
Portfolio turnover rate                                   36%        44%      42%        48%
Net assets, end of period (000's)                      $1,615     $1,451   $1,574       $678
-----------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%

                            -----------------------
                            Columbia U.S. Treasury
                                        Index Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                   Period Ended
                                                          Year Ended March 31,      March 31,
                                                       --------------------------    2003 (b)
Class C Shares                                           2006      2005   2004 (a) ------------
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $10.72     $11.18   $11.25     $11.05
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                0.32       0.29     0.28       0.27
Net realized and unrealized gain (loss) on investments  (0.23)     (0.41)    0.06       0.05
                                                       ------    -------   ------     ------
Total from investment operations                         0.09      (0.12)    0.34       0.32
-----------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              (0.36)     (0.34)   (0.41)     (0.12)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.45     $10.72   $11.18     $11.25
Total return (d)(e)                                     0.77%    (1.07)%    3.07%      2.92%(f)
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net Operating Expenses                                  1.23%      1.26%    1.26%      1.25%(g)
Interest Expense                                          --%(h)      --       --         --
Net Expenses                                            1.23%      1.26%    1.26%      1.25%(g)
Net investment income                                   3.01%      2.67%    2.56%      6.87%(g)
Waiver/reimbursement                                    0.18%      0.15%    0.15%      0.15%(g)
Portfolio turnover rate                                   36%        44%      42%        48%
Net assets, end of period (000's)                      $1,060       $869   $1,843       $414
-----------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)Annualized.
(h)Rounds to less than 0.01%

                                                                           Year Ended March 31,
                                                       --------------------------------------------------------
Class Z Shares                                            2006        2005      2004 (a)    2003 (b)       2002
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $10.72      $11.18      $11.26      $10.40      $10.66
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                      0.41(c)     0.38(c)     0.39(c)     0.46(c)     0.51(d)
Net realized and unrealized gain (loss) on investments    (0.23)      (0.41)       0.03        0.90       (0.19)(d)
                                                       --------    --------    --------    --------    --------
Total from investment operations                           0.18       (0.03)       0.42        1.36        0.32
-------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.45)      (0.43)      (0.50)      (0.50)      (0.58)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.45      $10.72      $11.18      $11.26      $10.40
Total return (e)(f)                                       1.62%     (0.25)%       3.85%      13.28%       3.03%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net Operating Expenses                                    0.39%       0.42%       0.42%       0.42%       0.42%
Interest Expense                                            --%(g)       --          --          --          --
Net Expenses                                              0.39%       0.42%       0.42%       0.42%       0.42%
Net investment income                                     3.83%       3.47%       3.49%       4.21%       4.84%(d)
Waiver/reimbursement                                      0.04%       0.01%       0.01%         --%(g)    0.01%
Portfolio turnover rate                                     36%         44%         42%         48%         47%
Net assets, end of period (000's)                      $136,609    $151,969    $177,714    $183,042    $160,180
-------------------------------------------------------------------------------------------------------------------

(a)Effective October 13, 2003, the Liberty U.S. Treasury Index Fund was renamed Columbia U.S. Treasury Index Fund.
(b)On November 25, 2002, the Galaxy II U.S. Treasury Index Fund was renamed Liberty U.S. Treasury Index Fund, Class Z shares.
(c)Per share data was calculated using average shares outstanding during the period.
(d)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective April 1, 2001. The effect of the change for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets was $(0.07), $0.07 and (0.63)%, respectively.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Rounds to less than 0.01%.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2006                Columbia U.S. Treasury
                                                       Index Fund

Note 1. Organization

Columbia U.S. Treasury Index Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust V.

Investment Goals

The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of its index.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

                     --------------------------------------
                     March 31, 2006 Columbia U.S. Treasury
                                                Index Fund


Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually. Dividends from net investment income are declared daily and paid monthly.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund's net assets as follows:

                                         Accumulated
                  Overdistributed    Net Realized Gain or Paid-In
               Net Investment Income  Net Realized Loss   Capital
               --------------------------------------------------
                     $683,068             $(683,068)        $--
               --------------------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

                                      March 31, 2006 March 31, 2005
             ------------------------------------------------------
             Distributions paid from:
             ------------------------------------------------------
              Ordinary Income*            $6,344,379     $6,535,206
             ------------------------------------------------------
              Long-Term Capital Gains             --             --
             ------------------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

                  Undistributed Undistributed
                    Ordinary      Long-term   Net Unrealized
                     Income     Capital Gains (Depreciation)*
                  -------------------------------------------
                    $348,640         $--        $(3,085,292)
                  -------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and differing treatment for discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $ 1,223,276
                   -----------------------------------------
                   Unrealized depreciation       (4,308,568)
                                                -----------
                    Net unrealized depreciation $(3,085,292)
                   -----------------------------------------

The following capital loss carryforwards, determined as of March 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                           Capital Loss
                        Year of Expiration Carryforward
                        -------------------------------
                        2009                   $388,326
                        -------------------------------
                        2013                    151,924
                        -------------------------------
                        2014                    790,826
                                           ------------
                                             $1,331,076
                        -------------------------------

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2006, post-October capital losses of $416,351 attributed to security transactions were deferred to April 1, 2006.

                     --------------------------------------
                     March 31, 2006 Columbia U.S. Treasury
                                                Index Fund


Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On
September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, annual sub-account fees payable with respect to shares of the Fund held by defined contribution plans, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation. Columbia receives a monthly administration fee for its services as administrator, at the annual rate of 0.30% of the average daily net assets of the Fund.

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are included as part of the administration fee.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts of $1,664 on sales of the Fund's Class A shares and net CDSC fees of $0, $4,735 and $1,068 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares of the Fund so that these fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Sub-Account Services Fee

The Trust may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub- Account Services") for a fee of $21.00 per-account with respect to Class Z shares of the Fund held by defined contribution plans. Such entities are compensated by the Fund for the Sub-Account Services. For the year ended March 31, 2006, the Administrator reimbursed sub-account service fees in the amount of $14,630 for the Fund.

Fee Waivers

Effective November 1, 2005, Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the annual rate of 0.35% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance

                     --------------------------------------
                     March 31, 2006 Columbia U.S. Treasury
                                                Index Fund

Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,601,856 and $65,174,242 respectively, all of which were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended March 31, 2006, the average daily loan balance outstanding on days where borrowings existed was $6,000,000 at a weighted average interest rate of 4.8125%.

Note 7. Shares of Beneficial Interest

As of March 31, 2006, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Fund. The numbers of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                         % of Shares
                             Number of   Outstanding
                            Shareholders    Held
                            ------------------------
                                 2          29.2%
                            ------------------------

In addition, as of March 31, 2006, the Fund had one other shareholder that held greater than 5% of the shares outstanding. Subscription and the redemption activity of this account may have a significant effect on the operations of the Fund. The percentage of shares of beneficial interest outstanding held therein is as follows:

                                         % of Shares
                             Number of   Outstanding
                            Shareholders    Held
                            ------------------------
                                 1          29.1%
                            ------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees

                     --------------------------------------
                     March 31, 2006 Columbia U.S. Treasury
                                                Index Fund

for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended March 31, 2006, Columbia has assumed $2,187 of legal, consulting services and Trustee's fees incurred by the Fund in connection with these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        ---------------------------------
                                                        Columbia U.S. Treasury Index Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

                        TRUSTEES
                                 -----------------------
                                 Columbia U.S. Treasury
                                             Index Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Born 1955)                  Executive Vice President-Strategy of United Airlines (airline) since
c/o Columbia Management Advisors, LLC          December, 2002 (formerly President of UAL Loyalty Services (airline) from
One Financial Center                           September, 2001 to December, 2002; Executive Vice President and Chief
Boston, MA 02111                               Financial Officer of United Airlines from July, 1999 to September, 2001;
Trustee (since 1996)                           Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               86, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Born 1957)               Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
c/o Columbia Management Advisors, LLC          March, 2005; Adjunct Professor of Law, Northwestern University, since
One Financial Center                           September, 2004 (formerly Chief Administrative Officer and Senior Vice
Boston, MA 02111                               President, Kmart Holding Corporation (consumer goods), from September,
Trustee (since 1996)                           2003 to March, 2004; Executive Vice President-Corporate Development and
                                               Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                               President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                               1999). Oversees 86, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Born 1936)                   Private Investor since August, 1987 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, U.S. Plywood Corporation (building products manufacturer)).
One Financial Center                           Oversees 89/3/, None
Boston, MA 02111
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Born 1943)                  Professor of Economics, University of Washington, since January, 1976;
c/o Columbia Management Advisors, LLC          Ford and Louisa Van Voorhis Professor of Political Economy, University of
One Financial Center                           Washington, since September, 1993 (formerly Director, Institute for
Boston, MA 02111                               Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003); Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 86, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Born 1942)                  Academic Vice President and Dean of Faculties since August, 1999, Boston
c/o Columbia Management Advisors, LLC          College (formerly Dean Boston College School of Management from September,
One Financial Center                           1977 to August, 1999). Oversees 89/3/, Saucony, Inc. (athletic footwear)
Boston, MA 02111
Trustee (since 1985)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

                            -----------------------
                            Columbia U.S. Treasury
                                        Index Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Born 1944)                 Partner, Perkins Coie LLP (law firm). Oversees 86, None
c/o Columbia Management Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Born 1936)                  Business Consultant since 1999 (formerly Professor of Finance from 1975 to
c/o Columbia Management Advisors, LLC          1999, College of Business, Boise State University); Chartered Financial
One Financial Center                           Analyst. Oversees 86, None
Boston, MA 02111
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Born 1937)                 Partner and Senior Advisor, Chicago Growth Partners (private equity
c/o Columbia Management Advisors, LLC          investing) since September, 2004 (formerly Managing Director, William
One Financial Center                           Blair Capital Partners (private equity investing) from September, 1994 to
Boston, MA 02111                               September, 2004). Oversees 86, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Born 1945)                  Retired since 1997 (formerly General Manager, Global Education Industry,
c/o Columbia Management Advisors, LLC          IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,
One Financial Center                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Boston, MA 02111                               and distributor of giftware and collectibles)
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Born 1941)               Retired since December, 2003 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, The Regence Group (regional health insurer); Chairman and Chief
One Financial Center                           Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Boston, MA 02111                               Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Born 1940)                Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management Advisors, LLC          (formerly Partner, Development Capital LLC from November, 1996 to
One Financial Center                           February, 1999). Oversees 89/3/, Lee Enterprises (print media), WR
Boston, MA 02111                               Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.

                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                        OFFICERS
                                 -----------------------
                                 Columbia U.S. Treasury
                                             Index Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Born 1957)                  Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President and Chief Executive Officer, CDC
Boston, MA 02111                                   IXIS Asset Management Services, Inc. (investment management) from
President (since 2004)                             September, 1998 to August, 2004.
                                                   ---------------------------------------------------------------------------
JAMES R. BORDEWICK, JR. (Born 1959)                Associate General Counsel, Bank of America since April, 2005; Senior Vice
One Financial Center                               President and Associate General Counsel, MFS Investment Management
Boston, MA 02111                                   (investment management) prior to April, 2005.
Senior Vice President,
Secretary and Chief Legal Officer (since 2006)
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Born 1964)                   Managing Director of the Advisor since February, 1998.
One Financial Center
Boston, MA 02111
Senior Vice President, Chief Financial Officer
and Treasurer (since 2000)
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Born 1949)                        Senior Vice President and Chief Compliance Officer of various funds in the
100 Federal Street                                 Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from
Boston, MA 02110                                   January, 2001 to August, 2004.
Senior Vice President and Chief Compliance
Officer (since 2004)
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Born 1969)                      Director of Fund Administration since January, 2006; Managing Director of
One Financial Center                               Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice
Boston, MA 02111                                   President Fund Administration June, 2002 to September, 2004. Vice
Chief Accounting Officer and Assistant             President Product Strategy and Development from February, 2001 to June,
Treasurer (since 2004)                             2002.
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Born 1969)                     Director of Fund Administration since January, 2006; Fund Controller from
One Financial Center                               October 2004 to January 2006; Vice President of CDC IXIS Asset Management
Boston, MA 02111                                   Services, Inc. (investment management) from August, 2000 to September,
Deputy Treasurer (since 2004)                      2004.
                                                   ---------------------------------------------------------------------------
JOSEPH F. DIMARIA (Born 1968)                      Director of Fund Administration since January, 2006; Head of
One Financial Center                               Tax/Compliance and Assistant Treasurer from November, 2004 to December,
Boston, MA 02111                                   2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003
Deputy Treasurer (since 2006)                      to October, 2004; Senior Audit Manager, PricewaterhouseCoopers
                                                   (independent registered public accounting firm) from July, 2000 to April,
                                                   2003.
                                                   ---------------------------------------------------------------------------
TY S. EDWARDS (Born 1966)                          Director of Fund Administration since January, 2006; Vice President of the
One Financial Center                               Advisor from July, 2002 to December, 2005; Assistant Vice president and
Boston, MA 02111                                   Director, State Street Corporation (financial services) prior to 2002.
Deputy Treasurer (since 2006)
                                                   ---------------------------------------------------------------------------
BARRY S. VALLAN (Born 1969)                        Vice President-Fund Treasury of the Advisor since October, 2004; Vice
One Financial Center                               President-Trustee Reporting from April, 2002 to October, 2004; Management
Boston, MA 02111                                   Consultant, PricewaterhouseCoopers (independent registered public
Controller (since 2006)                            accounting firm) prior to October, 2002.
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                   ---------------------------------
                                                                   Columbia U.S. Treasury Index Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

--------------------------------------------------------------------------------
                        Columbia U.S. Treasury Index Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

--------------------------------------------------------------------------------
                        Columbia U.S. Treasury Index Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   ---------------------------------
                                                                   Columbia U.S. Treasury Index Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.I collected data on performance, management fees, and expense ratios of both
  Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/ Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

--------------------------------------------------------------------------------
                        Columbia U.S. Treasury Index Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt

--------------------------------------------------------------------------------
                        Columbia U.S. Treasury Index Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.
C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

--------------------------------------------------------------------------------
                        Columbia U.S. Treasury Index Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                  COLUMBIA FUNDS
                                 ----------------------------

                                 Columbia U.S. Treasury Index
                                                         Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                ---------------------------------------------------------------------------
                   Core funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor Fund
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
             Tax-Managed fund   Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
              Specialty funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                                             Columbia U.S. Treasury Index Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond Fund
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market funds   Columbia California Tax-Exempt Reserves
                        Columbia Cash Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Plus Reserves
                        Columbia Government Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and on affiliate of Bank of America Corporation.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                Columbia U.S. Treasury
                                                            Index Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement. com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia U.S. Treasury Index Fund Annual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                    [GRAPHIC]



                          COLUMBIA WORLD EQUITY FUND

                                 Annual Report
                                March 31, 2006

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                                 Columbia World Equity Fund

[PHOTO] Christopher L. Wilson



A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure--the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal./1/

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended March 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

/s/
Christopher L. Wilson
President, Columbia Funds

/1/Past performance is no guarantee of future results.
Table of Contents


                  Performance Information................. 1

                  Fund Profile............................ 2

                  Understanding Your Expenses............. 3

                  Economic Update......................... 4

                  Portfolio Managers' Report.............. 5

                  Financial Statements.................... 8

                    Investment Portfolio.................. 9

                    Statement of Assets and Liabilities.. 16

                    Statement of Operations.............. 17

                    Statement of Changes in Net Assets... 18

                    Financial Highlights................. 19

                    Notes to Financial Statements........ 22

                  Report of Independent
                  Registered Public Accounting Firm...... 28

                  Unaudited Information.................. 29

                  Trustees............................... 30

                  Officers............................... 32

                  Board Consideration and Approval of
                  Investment Advisory Agreements......... 33

                  Summary of Management Fee Evaluation
                  by Independent Fee Consultant.......... 36

                  Columbia Funds......................... 40

                  Important Information
                  About This Report...................... 42

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.


                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                                   Columbia World Equity Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Performance of a $10,000 investment 04/01/96 - 03/31/06 ($)

                          Sales charge: without  with
                          ----------------------------
                          Class A       18,812  17,730
                          ----------------------------
                          Class B       17,429  17,429
                          ----------------------------
                          Class C       17,401  17,401

Growth of a $10,000 investment 04/01/96 - 03/31/06

                                    [CHART]

               Class A         Class A
           shares without    shares with        MSCI             S&P
            sales charge     sales charge     World Index   Utilities Index
           ---------------  --------------    -----------   ---------------
               $10,000          $ 9,425         $10,000         $10,000
04/1996         10,177            9,592          10,233           9,798
05/1996         10,317            9,724          10,240           9,946
06/1996         10,344            9,749          10,290          10,491
07/1996         10,007            9,432           9,925           9,821
08/1996         10,260            9,670          10,037          10,041
09/1996         10,372            9,776          10,428          10,131
10/1996         10,647           10,035          10,499          10,636
11/1996         11,197           10,554          11,084          10,851
12/1996         11,263           10,616          10,905          10,780
01/1997         11,644           10,975          11,035          10,837
02/1997         11,639           10,970          11,159          10,759
03/1997         11,543           10,879          10,936          10,410
04/1997         11,778           11,101          11,291          10,234
05/1997         12,275           11,570          11,986          10,688
06/1997         12,647           11,920          12,582          11,010
07/1997         12,994           12,247          13,159          11,250
08/1997         12,270           11,565          12,276          11,038
09/1997         12,972           12,226          12,941          11,508
10/1997         12,500           11,781          12,258          11,617
11/1997         13,186           12,428          12,473          12,491
12/1997         13,794           13,001          12,622          13,437
01/1998         13,638           12,854          12,972          12,891
02/1998         14,331           13,507          13,848          13,328
03/1998         15,290           14,410          14,431          14,194
04/1998         15,248           14,372          14,569          13,867
05/1998         15,000           14,137          14,384          13,817
06/1998         15,283           14,404          14,724          14,344
07/1998         15,546           14,652          14,697          13,620
08/1998         13,443           12,670          12,735          13,939
09/1998         14,151           13,337          12,958          15,041
10/1998         14,761           13,912          14,127          14,754
11/1998         15,154           14,282          14,964          14,972
12/1998         16,201           15,269          15,693          15,430
01/1999         16,791           15,825          16,035          14,755
02/1999         16,048           15,126          15,607          14,191
03/1999         15,955           15,038          16,255          13,967
04/1999         16,625           15,669          16,894          15,161
05/1999         17,028           16,049          16,274          16,118
06/1999         17,326           16,330          17,030          15,553
07/1999         16,912           15,939          16,978          15,362
08/1999         16,426           15,482          16,945          15,519
09/1999         16,385           15,443          16,779          14,772
10/1999         17,463           16,459          17,648          14,987
11/1999         18,137           17,095          18,143          13,875
12/1999         20,553           19,372          19,609          14,012
01/2000         20,383           19,211          18,483          15,532
02/2000         21,043           19,833          18,531          14,574
03/2000         21,954           20,692          19,810          15,059
04/2000         20,029           18,877          18,970          16,231
05/2000         19,550           18,426          18,488          16,940
06/2000         20,383           19,211          19,107          15,932
07/2000         19,688           18,556          18,567          17,062
08/2000         20,590           19,406          19,168          19,398
09/2000         19,529           18,406          18,146          21,178
10/2000         18,844           17,760          17,840          20,363
11/2000         16,537           15,587          16,755          20,129
12/2000         17,877           16,849          17,023          22,023
01/2001         18,299           17,247          17,352          19,882
02/2001         16,928           15,955          15,884          20,606
03/2001         15,809           14,900          14,837          20,468
04/2001         16,864           15,894          15,931          21,659
05/2001         16,363           15,422          15,723          20,968
06/2001         15,797           14,888          15,228          19,297
07/2001         15,388           14,503          15,024          18,407
08/2001         14,755           13,907          14,301          17,907
09/2001         13,634           12,850          13,040          15,833
10/2001         13,660           12,874          13,289          15,776
11/2001         13,792           12,999          14,073          14,929
12/2001         13,911           13,111          14,160          15,319
01/2002         13,014           12,265          13,730          14,436
02/2002         12,566           11,843          13,609          14,119
03/2002         12,922           12,179          14,236          15,837
04/2002         12,671           11,942          13,727          15,542
05/2002         12,473           11,756          13,750          14,162
06/2002         11,933           11,247          12,914          13,157
07/2002         11,024           10,390          11,824          11,317
08/2002         11,090           10,452          11,844          11,742
09/2002         10,206            9,619          10,540          10,225
10/2002         10,707           10,092          11,317          10,040
11/2002         11,288           10,638          11,926          10,305
12/2002         11,050           10,415          11,346          10,723
01/2003         10,813           10,191          11,000          10,395
02/2003         10,681           10,067          10,808           9,902
03/2003         10,681           10,067          10,772          10,387
04/2003         11,498           10,837          11,726          11,286
05/2003         12,091           11,396          12,394          12,464
06/2003         12,158           11,459          12,607          12,605
07/2003         12,501           11,782          12,862          11,782
08/2003         12,817           12,080          13,138          12,008
09/2003         12,672           11,944          13,217          12,543
10/2003         13,438           12,665          13,999          12,675
11/2003         13,622           12,838          14,211          12,688
12/2003         14,360           13,534          15,102          13,540
01/2004         14,584           13,745          15,343          13,827
02/2004         14,702           13,857          15,600          14,098
03/2004         14,623           13,782          15,497          14,239
04/2004         14,254           13,435          15,179          13,715
05/2004         14,267           13,447          15,317          13,841
06/2004         14,571           13,733          15,631          14,055
07/2004         14,030           13,224          15,122          14,287
08/2004         14,004           13,198          15,188          14,873
09/2004         14,267           13,447          15,475          15,001
10/2004         14,597           13,757          15,854          15,733
11/2004         15,296           14,416          16,687          16,397
12/2004         15,871           14,958          17,324          16,828
01/2005         15,606           14,708          16,934          17,171
02/2005         16,189           15,259          17,471          17,541
03/2005         15,793           14,885          17,134          17,739
04/2005         15,527           14,635          16,759          18,292
05/2005         15,846           14,935          17,057          18,321
06/2005         15,979           15,060          17,205          19,388
07/2005         16,535           15,584          17,806          19,822
08/2005         16,654           15,696          17,939          19,996
09/2005         17,170           16,183          18,406          20,796
10/2005         16,786           15,820          17,958          19,480
11/2005         17,236           16,244          18,557          19,439
12/2005         17,644           16,629          18,968          19,655
01/2006         18,376           17,320          19,816          20,138
02/2006         18,323           17,269          19,787          20,364
03/2006         18,812           17,730          20,219          19,439

The chart above shows the growth in value of a hypothetical $10,000 investment in class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is a market capitalization weighted index of natural gas and electric companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/06 (%)

             Share class        A             B             C
             ------------------------------------------------------
             Inception      10/15/91      03/27/95      03/27/95
             ------------------------------------------------------
             Sales charge without with  without with  without with
             ------------------------------------------------------
             1-year        19.15  12.30  18.29  13.29  18.22  17.22
             ------------------------------------------------------
             5-year         3.54   2.32   2.76   2.40   2.73   2.73
             ------------------------------------------------------
             10-year        6.52   5.89   5.71   5.71   5.70   5.70
             ------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.
PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

                    FUND PROFILE
                                 --------------------------
                                 Columbia World Equity Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Top 5 countries as of 03/31/06 (%)

                              United States  48.6
                              -------------------
                              Japan          12.5
                              -------------------
                              United Kingdom  7.7
                              -------------------
                              Germany         5.2
                              -------------------
                              France          3.8
                              -------------------

Top 5 sectors as of 03/31/06 (%)

                          Financials             25.2
                          ---------------------------
                          Consumer discretionary 11.8
                          ---------------------------
                          Information technology 11.4
                          ---------------------------
                          Industrials            10.5
                          ---------------------------
                          Health care            10.4
                          ---------------------------

Top 10 holdings as of 03/31/06 (%)

                     Exxon Mobil Corp.                  1.8
                     --------------------------------------
                     Citigroup, Inc.                    1.4
                     --------------------------------------
                     ING Groep NV                       1.3
                     --------------------------------------
                     Banco Santander Central Hispano SA 1.2
                     --------------------------------------
                     Hewlett-Packard Co.                1.2
                     --------------------------------------
                     Societe Generale                   1.2
                     --------------------------------------
                     Coca-Cola Co.                      1.2
                     --------------------------------------
                     Nokia Oyj                          1.2
                     --------------------------------------
                     Canon, Inc.                        1.1
                     --------------------------------------
                     HBOS PLC                           1.1
                     --------------------------------------


Portfolio holdings calculated as a percentage of net assets. Country breakdown and sector breakdown are calculated as a percentage of total investments. Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Summary

.. For the 12-month period ended March 31, 2006, the fund's class A shares returned 19.15% without sales charge.

.. Overall stock selection, plus an emphasis on Japan, helped the fund outperform its benchmarks. The fund underperformed its peer group average.

.. For part of the period, the fund was required to invest 25% of its assets in utilities, which included semiconductor, telecommunications and energy stocks. Some of these investments detracted from results. The portfolio requirement was lifted during the period.

                                    [GRAPHIC]

                        Class A shares       MSCI World Index
                        --------------       ----------------
                             19.15%               18.02%


                                   Objective
       Seeks long-term growth by investing primarily in global equities.

                               Total net assets
                                 $96.5 million

Management Style

                                    [GRAPHIC]

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                         Columbia World Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/05 - 03/31/06

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,095.89   1,017.65    7.63       7.34            1.46
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,091.60   1,013.91   11.52      11.10            2.21
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,091.80   1,013.91   11.53      11.10            2.21
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

                      ECONOMIC UPDATE
                                                -----------------------------
                                Columbia World Equity Fund

Economic growth was solid around the world during the 12-month period that began April 1, 2005 and ended March 31, 2006. World gross domestic product
(GDP) expanded at an estimated annualized rate of approximately 3.3% in 2005. The United States and China were key drivers of growth around the world, with help from Japan and the euro zone.

The United States managed to maintain an overall growth rate of approximately 3.5% despite two major hurricanes and elevated energy prices. Corporate profits were strong and household income continued to rise. A relatively strong dollar surprised many analysts. The dollar appreciated against both the euro and the yen in 2005 and continued to move slightly higher in the first quarter of 2006.

China's economy expanded at a pace of nearly 10%, which it has maintained for the past three years. As China continues to supply the United States and the rest of the world with low-cost goods, it has become a formidable competitor to many US manufacturing companies.

Japan and the euro zone also provided support for the global economy, but with more modest growth rates. Japan's economy expanded at an estimated rate of 2.8%, with euro zone countries growing at 1.4% for the calendar year. In Europe, public fears over the erosion of the longstanding social welfare net continue to hamper structural reform and are a drag on economic growth.

A good year for foreign stock markets

Despite rising energy prices and a slowdown in international trade growth, the world's stock markets generally enjoyed strong gains in 2005 and have continued to track higher in 2006. The MSCI World Index -- a broad measure of large company stock market performance around the world -- returned 18.02%. Stock market performance was generally higher outside the United States. Although the economies of Europe and Japan expanded at a slower pace than the US economy, their stock markets generated higher returns. The MSCI Europe Index/1/ returned 20.64% and the MSCI Japan Index returned 37.28%, measured in US dollars, compared to an 11.73% gain for the S&P 500 Index, a broad measure of large company stock performance in the United States. Foreign returns were even higher in local currencies.

Looking ahead

The outlook for the global economy remains positive, with growth expected to be the same or slightly higher than 2005 despite a trend to more restrictive monetary policy. China's growth is expected to be slightly lower in 2006, but still close to 9%. And growth in the euro zone is expected to strengthen, aided by higher export growth. However, rigid labor markets together with burdensome taxes and regulations continue to dampen Europe's overall potential.

On the heels of several years of strong performance, foreign markets no longer appear to be undervalued relative to the US market. Nevertheless, opportunities appear to exist. Earnings prospects appear reasonable. And if the dollar slips against other major currencies, it could enhance returns for US investors.

/1/The MSCI Europe Index is an unmanaged index that tracks the performance of European stocks.

Summary
For the 12-month period ended March 31, 2006

.. World stock market performance was solid as the global economy expanded despite higher energy prices. The MSCI World Index returned 18.02%. Restrained by a stronger dollar, the US stock market gained 11.73%, as measured by the S&P 500 Index.

                                    [GRAPHIC]

                 MSCI World Index            S&P 500 Index
                 ----------------            -------------
                      18.02%                     11.73%



.. Despite relatively modest economic growth, Japan was one of the strongest-performing individual markets for the year. The MSCI Japan Index returned 37.28%.

                                    [GRAPHIC]

                 MSCI Japan Index
                 ----------------
                     37.28%

The MSCI World Index is an unmanaged index that tracks the performance of global stocks.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The MSCI Japan Index is an unmanaged index that tracks the performance of Japanese stocks.

                 PORTFOLIO MANAGERS' REPORT
                                                     --------------------------
                                    Columbia World Equity Fund


For the 12-month period ended March 31, 2006, Columbia World Equity Fund class A shares returned 19.15% without sales charge. The fund outperformed its benchmarks, the MSCI World Index/1/, which returned 18.02%, and the S&P Utilities Index/2/, which returned 9.55%. The average return of funds in the Morningstar World Stock Category was 22.21% over the same period./3/

Internal and external factors kept Japan in the lead

Japan was one of the best performing markets during the period, and both an overweight in the country and stock selection were responsible for most of the fund's outperformance relative to its benchmarks. Japan benefited from a good economy, and after several years of deflation, the country saw the first signs of inflation. This economic backdrop was particularly helpful to financial institutions, which produced some of the best results for the fund. Mizuho Financial Group, Inc., Mitsubishi UFJ Financial Group, Inc. and ORIX Corp., an equipment leasing company, were standouts. We sold Mizuho when it reached our target valuation but held onto ORIX because we believe the stock has additional potential.

Global growth, fueled largely by China's economic expansion, also had a positive impact on Japan. China's increasing demand for raw materials and equipment helped boost the industrials sector. Komatsu Ltd., a manufacturer of heavy construction equipment, and Mitsubishi Corp., a multi-national industrial company, made substantial contributions to return. We took profits on Mitsubishi and sold the stock when it reached our valuation target.

Strong performance in the US and Europe

The fund's exposure to the US market was in line with the MSCI World Index. However, the fund's US position outperformed the index because of stock selection. In the United States, Arch Coal, Inc. and MEMC Electronic Materials, Inc., a semiconductor manufacturer that also makes equipment for the solar energy industry, were among the fund's best performers. Both companies benefited from increased interest in alternative energy sources. We took profits and sold both stocks before the end of the period.

Investments in Finland and Germany also figured heavily into return. In Finland, Fortum Oyj, an electric utility, produced double-digit gains. In Germany, Schering AG, which is being acquired by Bayer AG, was

/1/The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks.
/2/The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. /3/2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Net asset value per share as of 03/31/06 ($)

                                 Class A 14.14
                                 -------------
                                 Class B 13.58
                                 -------------
                                 Class C 13.56

Holdings discussed in this report as of 03/31/06 (%)

                    Mitsubishi UFJ Financial Group, Inc. 0.7
                    ----------------------------------------
                    ORIX Corp.                           0.9
                    ----------------------------------------
                    Komatsu Ltd.                         0.8
                    ----------------------------------------
                    Fortum Oyj                           0.8
                    ----------------------------------------
                    Schering AG                          0.8
                    ----------------------------------------
                    France Telecom SA                    0.5
                    ----------------------------------------
                    Belgacom SA                          0.7
                    ----------------------------------------
                    Taiwan Semiconductor
                      Manufacturing Co. Ltd.             0.8
                    ----------------------------------------
                    Intel Corp.                          0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets

--------------------------------------------------------------------------------
                              Columbia World Equity
                                               Fund

helpful. We purchased Schering because we believed the stock was undervalued by the market. When the benefits of multiple years of restructuring began to pay off, the company's successful overhaul was one of the factors that attracted Bayer.

A more flexible investment approach

Historically, this fund has been obligated to invest at least 25% of its assets in utilities, including energy, telecommunications and semiconductor companies. This investment policy held back performance during the period as certain semiconductor and telecommunications stocks produced disappointing results. The telecommunications sector was the worst performing area of the market, as the industry is coming to terms with competition from new technologies, such as voice over Internet protocol. France Telecom SA, Belgacom SA and Vodafone Group PLC (which was sold) disappointed. Semiconductor companies generated mixed performance. As mentioned above, MEMC was a portfolio leader. Taiwan Semiconductor Manufacturing Co. Ltd. also did well. However, Intel Corp. fell short of our expectations.

The fund's investment policy was changed during the period, and we believe the added flexibility will help the fund going forward.

Seeking opportunity one stock at a time

We have a positive outlook for the global equity markets. Interest rates, though rising, remain low. And we expect inflation to remain relatively benign as the trend toward outsourcing production to low-cost emerging markets keeps prices under control. In this environment, we believe that the fund's emphasis on stock selection is likely to be a key factor. Global stock markets have been strong performers over the past year. However, we continue to find opportunities through careful stock selection. In the United States, which has underperformed foreign markets over the last several years, we believe that a declining dollar should be a positive factor for stocks. We believe that emerging markets have additional potential despite their tremendous run-up, and we are particularly interested in companies that will be influenced by global growth and the consumption of commodities. Finally, we remain bullish on Japan, where corporate restructuring continues.

Brian Condon has co-managed the fund since December 2004 and has been with the advisor or its predecessors or affiliate organizations since April 1999.

/s/ Brian Condon

Fred Copper has co-managed the fund since October 2005 and has been with the advisor or its predecessors since September 2005.

/s/ Fred Copper


Global stock markets have been strong performers over the past year. However, we continue to find opportunities through careful stock selection.

--------------------------------------------------------------------------------
                              Columbia World Equity
                                               Fund


Colin Moore has co-managed the fund since September 2004 and has been with the fund or its predecessors or affiliate organizations since September 2002.

/s/ Colin Moore

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

FINANCIAL STATEMENTS
                     -------------------------------------------
March 31, 2006                       Columbia World Equity Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                INVESTMENT PORTFOLIO
                                     --------------------------
                March 31, 2006       Columbia World Equity Fund

Common Stocks - 98.9%

CONSUMER DISCRETIONARY - 11.8%                                            Shares  Value ($)
--------------------------------------- --------------------------------- ------ ----------
                     Automobiles - 1.6% Honda Motor Co., Ltd.             15,800    978,345
                                        Toyota Motor Corp.                 9,600    522,903
                                                               Automobiles Total  1,501,248
                                        --------------------------------- ------ ----------
                    Distributors - 0.7% Canon Marketing Japan, Inc.       33,000    710,889
                                                              Distributors Total    710,889
                                        --------------------------------- ------ ----------
   Hotels, Restaurants & Leisure - 1.8% Carnival Corp.                     9,300    440,541
                                        McDonald's Corp.                  22,800    783,408
                                        Yum! Brands, Inc.                  9,900    483,714
                                             Hotels, Restaurants & Leisure Total  1,707,663
                                        --------------------------------- ------ ----------
              Household Durables - 0.8% Makita Corp.                       9,100    280,717
                                        Taylor Woodrow PLC                66,249    463,978
                                                        Household Durables Total    744,695
                                        ---------------------------------------- ----------
    Leisure Equipment & Products - 0.5% Sankyo Co., Ltd.                   7,800    534,624
                                              Leisure Equipment & Products Total    534,624
                                        ---------------------------------------- ----------
                           Media - 2.7% CBS Corp., Class B                29,850    715,803
                                        McGraw-Hill Companies, Inc.       11,200    645,344
                                        News Corp., Class B               41,739    732,937
                                        Vivendi Universal SA              15,004    513,615
                                                                     Media Total  2,607,699
                                        ---------------------------------------- ----------
                Multiline Retail - 0.8% Federated Department Stores, Inc. 10,400    759,200
                                                          Multiline Retail Total    759,200
                                        ---------------------------------------- ----------
                Specialty Retail - 2.1% American Eagle Outfitters, Inc.   19,500    582,270
                                        Home Depot, Inc.                  17,800    752,940
                                        Lowe's Companies, Inc.            11,300    728,172
                                                          Specialty Retail Total  2,063,382
                                        ---------------------------------------- ----------
Textiles, Apparel & Luxury Goods - 0.8% Nike, Inc., Class B                9,100    774,410
                                          Textiles, Apparel & Luxury Goods Total    774,410
                                                                                 ----------
                                                    CONSUMER DISCRETIONARY TOTAL 11,403,810

CONSUMER STAPLES - 7.5%
--------------------------------------- --------------------------------- ------ ----------
                       Beverages - 2.8% Coca-Cola Co.                     26,800  1,122,116
                                        Diageo PLC                        48,144    758,310
                                        PepsiCo, Inc.                     14,100    814,839
                                                                 Beverages Total  2,695,265
                                        ---------------------------------------- ----------
                   Food Products - 2.6% General Mills, Inc.                9,800    496,664
                                        Nestle SA, Registered Shares       3,232    959,554
                                        Orkla ASA                         12,700    628,381
                                        Unilever PLC                      46,553    475,990
                                                             Food Products Total  2,560,589
                                        ---------------------------------------- ----------
              Household Products - 0.8% Colgate-Palmolive Co.             13,300    759,430
                                                        Household Products Total    759,430

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Common Stocks - (continued)

CONSUMER STAPLES - (continued)                                            Shares  Value ($)
---------------------------------- -------------------------------------- ------ ----------
                    Tobacco - 1.3% Altria Group, Inc.                      9,600    680,256
                                   Japan Tobacco, Inc.                       155    544,799
                                                                   Tobacco Total  1,225,055
                                                                                 ----------
                                                          CONSUMER STAPLES TOTAL  7,240,339

ENERGY - 9.3%
---------------------------------- -------------------------------------- ------ ----------
Energy Equipment & Services - 1.2% BJ Services Co.                        15,400    532,840
                                   Schlumberger Ltd.                       4,700    594,879
                                               Energy Equipment & Services Total  1,127,719
                                   --------------------------------------------- ----------
Oil, Gas & Consumable Fuels - 8.1% Devon Energy Corp.                      8,100    495,477
                                   Imperial Oil Ltd.                       4,700    506,039
                                   Kerr-McGee Corp.                        5,200    496,496
                                   BP PLC                                 63,268    726,805
                                   ConocoPhillips                         14,200    896,730
                                   ENI S.p.A.                             33,585    956,326
                                   Exxon Mobil Corp.                      29,100  1,771,026
                                   Norsk Hydro ASA                         7,000    966,369
                                   Total SA                                3,743    986,686
                                               Oil, Gas & Consumable Fuels Total  7,801,954
                                                                                 ----------
                                                                    ENERGY TOTAL  8,929,673

FINANCIALS - 25.2%
---------------------------------- -------------------------------------- ------ ----------
            Capital Markets - 2.4% Credit Suisse Group, Registered Shares  8,331    467,100
                                   Lehman Brothers Holdings, Inc.          5,500    794,915
                                   Merrill Lynch & Co., Inc.              13,000  1,023,880
                                                           Capital Markets Total  2,285,895
                                   --------------------------------------------- ----------
          Commercial Banks - 13.5% ABN AMRO Holding NV                    19,065    570,252
                                   Banco Santander Central Hispano SA     82,544  1,206,268
                                   Barclays PLC                           47,913    560,805
                                   BNP Paribas SA                          5,714    530,333
                                   Danske Bank A/S                        24,600    911,114
                                   Depfa Bank PLC                         28,776    512,433
                                   HBOS PLC                               62,011  1,034,873
                                   HSBC Holdings PLC                      42,124    706,353
                                   Lloyds TSB Group PLC                   60,443    579,541
                                   Mitsubishi UFJ Financial Group, Inc.       43    654,971
                                   Mitsui Trust Holdings, Inc.            33,000    482,612
                                   National Australia Bank Ltd.           29,381    791,007
                                   Royal Bank of Scotland Group PLC       29,134    947,352
                                   Societe Generale                        7,598  1,141,307
                                   United Overseas Bank Ltd.              51,000    492,230
                                   US Bancorp                             20,100    613,050
                                   Wachovia Corp.                          9,043    506,860
                                   Westpac Banking Corp.                  47,648    810,940
                                                          Commercial Banks Total 13,052,301
                                   --------------------------------------------- ----------
           Consumer Finance - 1.5% Acom Co., Ltd.                          6,750    396,350
                                   ORIX Corp.                              2,700    836,928
                                   Takefuji Corp.                          3,660    229,893
                                                          Consumer Finance Total  1,463,171

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Common Stocks - (continued)

FINANCIALS - (continued)                                                        Shares  Value ($)
--------------------------------------- --------------------------------------- ------ ----------
  Diversified Financial Services - 3.7% CIT Group, Inc.                         17,800    952,656
                                        Citigroup, Inc.                         28,900  1,364,947
                                        Fortis                                     269      9,595
                                        ING Groep NV                            30,776  1,213,171
                                                  Diversified Financial Services Total  3,540,369
                                        ---------------------------------------------- ----------
                       Insurance - 3.5% Allianz AG, Registered Shares            2,961    494,257
                                        Hartford Financial Services Group, Inc.  9,600    773,280
                                        Metlife, Inc.                            9,700    469,189
                                        Sampo Oyj, Class A                      30,800    647,818
                                        St Paul Travelers Companies, Inc.       10,400    434,616
                                        UnumProvident Corp.                     25,400    520,192
                                                                       Insurance Total  3,339,352
                                        ---------------------------------------------- ----------
                     Real Estate - 0.2% Sun Hung Kai Properties Ltd.            24,000    242,940
                                                                     Real Estate Total    242,940
                                        ---------------------------------------------- ----------
      Thrifts & Mortgage Finance - 0.4% Fannie Mae                               8,500    436,900
                                                      Thrifts & Mortgage Finance Total    436,900
                                                                                       ----------
                                                                      FINANCIALS TOTAL 24,360,928

HEALTH CARE - 10.5%
--------------------------------------- --------------------------------------- ------ ----------
                   Biotechnology - 1.1% Amgen, Inc. (a)                         14,000  1,018,500
                                                                   Biotechnology Total  1,018,500
                                        ---------------------------------------------- ----------
Health Care Equipment & Supplies - 0.3% Becton Dickinson & Co.                   5,500    338,690
                                                Health Care Equipment & Supplies Total    338,690
                                        ---------------------------------------------- ----------
Health Care Providers & Services - 3.3% Aetna, Inc.                              8,600    422,604
                                        Cigna Corp.                              6,400    835,968
                                        Express Scripts, Inc. (a)                9,800    861,420
                                        HCA, Inc.                               13,000    595,270
                                        Lincare Holdings, Inc. (a)              11,400    444,144
                                                Health Care Providers & Services Total  3,159,406
                                        ---------------------------------------------- ----------
                 Pharmaceuticals - 5.8% Abbott Laboratories                     11,100    471,417
                                        AstraZeneca PLC                         19,164    964,580
                                        Biovail Corp.                           20,700    504,045
                                        Johnson & Johnson                        7,800    461,916
                                        Merck & Co., Inc.                       14,700    517,881
                                        Novartis AG, Registered Shares          16,150    898,285
                                        Pfizer, Inc.                            19,800    493,416
                                        Schering AG                              7,317    761,092
                                        Takeda Pharmaceutical Co., Ltd.          8,800    501,369
                                                                 Pharmaceuticals Total  5,574,001
                                                                                       ----------
                                                                     HEALTH CARE TOTAL 10,090,597

INDUSTRIALS - 10.5%
--------------------------------------- --------------------------------------- ------ ----------
             Aerospace & Defense - 1.4% General Dynamics Corp.                  12,200    780,556
                                        United Technologies Corp.               10,200    591,294
                                                             Aerospace & Defense Total  1,371,850

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                              Shares  Value ($)
------------------------------------- ------------------------------------------------ ------ ----------
       Air Freight & Logistics - 1.2% United Parcel Service, Inc., Class B              7,700    611,226
                                      Yamato Transport Co., Ltd.                       28,000    573,418
                                                                Air Freight & Logistics Total  1,184,644
                                      ------------------------------------------------------- ----------
Commercial Services & Supplies - 1.4% Intrum Justitia AB (a)                           54,400    495,121
                                      Waste Management, Inc.                           22,800    804,840
                                                         Commercial Services & Supplies Total  1,299,961
                                      ------------------------------------------------ ------ ----------
      Industrial Conglomerates - 0.7% General Electric Co.                             20,400    709,512
                                                               Industrial Conglomerates Total    709,512
                                      ------------------------------------------------------- ----------
                     Machinery - 5.3% Andritz AG                                        2,919    425,234
                                      Danaher Corp.                                     7,900    502,045
                                      Eaton Corp.                                       7,200    525,384
                                      Illinois Tool Works, Inc.                         7,500    722,325
                                      Ingersoll-Rand Co. Ltd., Class A                 12,800    534,912
                                      Komatsu Ltd.                                     42,000    801,471
                                      MAN AG                                            7,378    511,618
                                      Volvo AB, Class B                                22,100  1,032,724
                                                                              Machinery Total  5,055,713
                                      ------------------------------------------------------- ----------
                   Road & Rail - 0.5% Burlington Northern Santa Fe Corp.                6,300    524,979
                                                                            Road & Rail Total    524,979
                                                                                              ----------
                                                                            INDUSTRIALS TOTAL 10,146,659

INFORMATION TECHNOLOGY - 11.4%
------------------------------------- ------------------------------------------------ ------ ----------
      Communications Equipment - 2.5% Cisco Systems, Inc. (a)                          44,500    964,315
                                      Motorola, Inc.                                   14,500    332,195
                                      Nokia Oyj                                        53,950  1,117,843
                                                               Communications Equipment Total  2,414,353
                                      ------------------------------------------------------- ----------
       Computers & Peripherals - 3.1% FUJITSU Ltd.                                     62,000    523,366
                                      Hewlett-Packard Co.                              35,700  1,174,530
                                      International Business Machines Corp.            12,000    989,640
                                      Wincor Nixdorf AG                                 2,610    328,742
                                                                Computers & Peripherals Total  3,016,278
                                      ------------------------------------------------------- ----------
  Internet Software & Services - 0.3% Google, Inc., Class A (a)                           694    270,660
                                                           Internet Software & Services Total    270,660
                                      ------------------------------------------------------- ----------
                   IT Services - 0.7% CGI Group, Inc. (a)                              99,400    659,631
                                                                            IT Services Total    659,631
                                      ------------------------------------------------------- ----------
            Office Electronics - 1.1% Canon, Inc.                                      16,800  1,109,810
                                                                     Office Electronics Total  1,109,810
                                      ------------------------------------------------------- ----------
                     Semiconductors & Intel Corp.                                      24,700    477,945
       Semiconductor Equipment - 2.7% Lam Research Corp. (a)                           16,000    688,000
                                      Samsung Electronics Co., Ltd.                     1,070    691,942
                                      Taiwan Semiconductor Manufacturing Co. Ltd., ADR 72,519    729,541
                                               Semiconductors & Semiconductor Equipment Total  2,587,428

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Common Stocks - (continued)

INFORMATION TECHNOLOGY - (continued)                                                         Shares  Value ($)
--------------------------------------------- --------------------------------------------- ------- ----------
                              Software - 1.0% Autodesk, Inc.                                 11,800    454,536
                                              Microsoft Corp.                                19,800    538,758
                                                                                     Software Total    993,294
                                                                                                    ----------
                                                                       INFORMATION TECHNOLOGY TOTAL 11,051,454

MATERIALS - 5.6%
--------------------------------------------- --------------------------------------------- ------- ----------
                             Chemicals - 2.7% Air Products & Chemicals, Inc.                  7,500    503,925
                                              BASF AG                                        10,219    801,435
                                              Linde AG                                        8,688    754,246
                                              Mitsubishi Chemical Holdings Corp.             85,000    524,440
                                              Tronox, Inc., Class B                           1,049     17,814
                                                                                    Chemicals Total  2,601,860
                                              ----------------------------------------------------- ----------
                Construction Materials - 0.5% Vulcan Materials Co.                            5,600    485,240
                                                                       Construction Materials Total    485,240
                                              ----------------------------------------------------- ----------
                       Metals & Mining - 2.4% Freeport-McMoRan Copper & Gold, Inc., Class B  13,800    824,826
                                              Kobe Steel Ltd.                                90,000    341,944
                                              Nucor Corp.                                     6,000    628,740
                                              Rio Tinto Ltd.                                  8,858    498,743
                                                                              Metals & Mining Total  2,294,253
                                                                                                    ----------
                                                                                    MATERIALS TOTAL  5,381,353

TELECOMMUNICATION SERVICES - 3.6%
--------------------------------------------- --------------------------------------------- ------- ----------
Diversified Telecommunication Services - 2.9% Belgacom SA                                    21,543    688,994
                                              BellSouth Corp.                                15,100    523,215
                                              BT Group PLC                                   60,781    235,209
                                              Deutsche Telekom AG, Registered Shares         29,063    489,840
                                              France Telecom SA                              20,200    453,937
                                              Nippon Telegraph & Telephone Corp.                107    460,641
                                              Telecom Italia S.p.A.                               3          8
                                                       Diversified Telecommunication Services Total  2,851,844
                                              ----------------------------------------------------- ----------
   Wireless Telecommunication Services - 0.7% NTT DoCoMo, Inc.                                  442    652,848
                                                          Wireless Telecommunication Services Total    652,848
                                                                                                    ----------
                                                                   TELECOMMUNICATION SERVICES TOTAL  3,504,692

UTILITIES - 3.5%
--------------------------------------------- --------------------------------------------- ------- ----------
                    Electric Utilities - 2.3% E.ON AG                                         8,453    928,871
                                              Edison International                           11,800    485,924
                                              Fortum Oyj                                     30,800    775,791
                                                                           Electric Utilities Total  2,190,586
                                              ----------------------------------------------------- ----------
                         Gas Utilities - 0.4% Tokyo Gas Co., Ltd.                           104,000    455,210
                                                                                Gas Utilities Total    455,210
                                              ----------------------------------------------------- ----------
                       Multi-Utilities - 0.8% PG&E Corp.                                     19,600    762,440
                                                                              Multi-Utilities Total    762,440
                                                                                                    ----------
                                                                                    UTILITIES TOTAL  3,408,236

                                              Total Common Stocks
                                              (cost of $84,400,596)                                 95,517,741

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Short-Term Obligation - 1.3%                                                     Par ($)   Value ($)
---------------------------- ------------------------------------------------- --------- ----------
                             Repurchase agreement with State Street Bank &
                             Trust Co. dated 03/31/06, due 04/03/06 at 4.370%,
                             collateralized by a U.S. Treasury Note maturing
                             03/31/08, market value of $1,248,284 (repurchase
                             proceeds $1,221,445)                              1,221,000  1,221,000

                             Total Short-Term Obligation
                             (cost of $1,221,000)                                         1,221,000

                             Total Investments - 100.2%
                             (cost of $85,621,596) (b)                                   96,738,741

                             Other Assets & Liabilities, Net - (0.2)%                      (192,586)

                             Net Assets - 100.0%                                         96,546,155

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security.
                                (b)Cost for federal income tax purposes is
                                   $85,657,786.

                      ACRONYM NAME
                      -----------------------------------
                        ADR   American Depositary Receipt

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

                                   The Fund was invested in the following
                                   countries at March 31, 2006:

                                                   % OF TOTAL
                  COUNTRY (UNAUDITED)  VALUE ($)   INVESTMENTS
                  --------------------------------------------
                  United States*        47,026,559     48.6%
                  Japan                 12,117,548     12.5
                  United Kingdom         7,453,795      7.7
                  Germany                5,070,103      5.2
                  France                 3,625,878      3.8
                  Finland                2,541,452      2.6
                  Switzerland            2,324,939      2.4
                  Australia              2,100,690      2.2
                  Canada                 1,669,715      1.7
                  Netherlands            1,783,423      1.8
                  Norway                 1,594,750      1.6
                  Sweden                 1,527,845      1.6
                  Spain                  1,206,268      1.3
                  Italy                    956,334      1.0
                  Denmark                  911,114      0.9
                  Taiwan                   729,541      0.9
                  Belgium                  698,590      0.7
                  Korea                    691,942      0.7
                  Netherlands Antilles     594,879      0.6
                  Ireland                  512,433      0.5
                  Panama                   440,541      0.5
                  Singapore                492,230      0.5
                  Austria                  425,234      0.4
                  Hong Kong                242,938      0.3
                                       -----------    -----
                                       $96,738,741    100.0%
                                       -----------    -----

                                  *Includes short-term obligation.

                                   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                                See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2006                       Columbia World Equity
                                                                Fund

                                                                                  ($)
------------------------- ------------------------------------------------ ----------
                   Assets Investments, at cost                             85,621,596
                                                                           ----------
                          Investments, at value                            96,738,741
                          Cash                                                    452
                          Foreign currency (cost of $112,726)                 112,957
                          Receivable for:
                            Fund shares sold                                   27,915
                            Interest                                              148
                            Dividends                                         292,236
                            Foreign tax reclaims                               36,855
                          Deferred Trustees' compensation plan                 22,669
                                                                           ----------
                             Total Assets                                  97,231,973
                          ------------------------------------------------ ----------
              Liabilities Payable for:
                            Investments purchased                             323,871
                            Fund shares repurchased                           164,109
                            Investment advisory fee                            33,869
                            Administration fee                                 21,124
                            Transfer agent fee                                 38,828
                            Pricing and bookkeeping fees                        7,881
                            Trustees' fees                                        409
                            Custody fee                                         6,734
                            Distribution and service fees                      29,829
                            Chief compliance officer expenses                   1,093
                          Deferred Trustees' fees                              22,669
                          Other liabilities                                    35,402
                                                                           ----------
                             Total Liabilities                                685,818

                                                                Net Assets 96,546,155
                          ------------------------------------------------ ----------
Composition of Net Assets Paid-in capital                                  84,615,612
                          Undistributed net investment income                 123,109
                          Accumulated net realized gain                       688,526
                          Net unrealized appreciation (depreciation) on:
                            Investments                                    11,117,145
                            Foreign currency translations                       1,763
                                                                           ----------
                                                                Net Assets 96,546,155
                          ------------------------------------------------ ----------
                  Class A Net assets                                       81,745,992
                          Shares outstanding                                5,780,521
                          Net asset value per share                          14.14(a)
                          Maximum offering price per share ($14.14/0.9425)   15.00(b)
                          ------------------------------------------------ ----------
                  Class B Net assets                                       13,512,935
                          Shares outstanding                                  995,234
                          Net asset value and offering price per share       13.58(a)
                          ------------------------------------------------ ----------
                  Class C Net assets                                        1,287,228
                          Shares outstanding                                   94,930
                          Net asset value and offering price per share       13.56(a)

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

           STATEMENT OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2006  Columbia World Equity
                                                               Fund

                                                                                                                  ($)
------------------------------------------ -------------------------------------------------------------- ----------
                         Investment Income Dividends (net of foreign taxes withheld of $131,461)           2,127,366
                                           Interest                                                           18,423
                                                                                                          ----------
                                             Total Investment Income                                       2,145,789
                                           -------------------------------------------------------------- ----------
                                  Expenses Investment advisory fee                                           378,590
                                           Administration fee                                                236,619
                                           Distribution fee:
                                             Class B                                                         111,394
                                             Class C                                                           8,635
                                           Service fee:
                                             Class A                                                         196,609
                                             Class B                                                          37,131
                                             Class C                                                           2,879
                                           Transfer agent fee                                                354,102
                                           Pricing and bookkeeping fees                                       58,072
                                           Trustees' fees                                                     12,102
                                           Custody fee                                                        31,907
                                           Chief compliance officer expenses (See Note 4)                      4,244
                                           Non-recurring costs (See Note 8)                                    1,345
                                           Other expenses                                                    141,935
                                                                                                          ----------
                                             Total Expenses                                                1,575,564
                                           Fees waived by Transfer Agent                                     (24,606)
                                           Non-recurring costs assumed by Investment Advisor (See Note 8)     (1,345)
                                           Custody earnings credit                                               (68)
                                                                                                          ----------
                                             Net Expenses                                                  1,549,545
                                                                                                          ----------
                                           Net Investment Income                                             596,244
                                           -------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss) on Net realized gain (loss) on:
          Investments and Foreign Currency   Investments                                                  12,161,389
                                             Foreign currency transactions                                   (73,322)
                                                                                                          ----------
                                              Net realized gain                                           12,088,067
                                           Net change in unrealized appreciation (depreciation) on:
                                             Investments                                                   3,807,522
                                             Foreign currency translations                                    (1,537)
                                                                                                          ----------
                                              Net change in unrealized appreciation (depreciation)         3,805,985
                                                                                                          ----------
                                           Net Gain                                                       15,894,052
                                                                                                          ----------
                                           Net Increase in Net Assets from Operations                     16,490,296

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                               Columbia World Equity
                                                                Fund

                                                                                              Year Ended   Year Ended
                                                                                               March 31,    March 31,
Increase (Decrease) in Net Assets:                                                              2006 ($)     2005 ($)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income                                    596,244      441,465
                                       Net realized gain (loss) on investments and foreign
                                        currency transactions                                12,088,067    7,513,145
                                       Net change in unrealized appreciation (depreciation)
                                        on investments, foreign currency translations and
                                        foreign capital gains tax                             3,805,985     (735,229)
                                                                                            -----------  -----------
                                       Net Increase from Operations                          16,490,296    7,219,381
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                               (355,963)    (375,953)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                        3,181,622    2,646,980
                                         Distributions reinvested                               330,610      348,856
                                         Redemptions                                        (13,726,851) (14,561,304)
                                                                                            -----------  -----------
                                          Net Decrease                                      (10,214,619) (11,565,468)
                                       Class B:
                                         Subscriptions                                          787,351    1,340,250
                                         Redemptions                                         (5,860,586)  (6,237,750)
                                                                                            -----------  -----------
                                          Net Decrease                                       (5,073,235)  (4,897,500)
                                       Class C:
                                         Subscriptions                                          272,321      233,972
                                         Redemptions                                           (258,500)    (348,814)
                                                                                            -----------  -----------
                                          Net Increase (Decrease)                                13,821     (114,842)
                                                                                            -----------  -----------
                                       Net Decrease from Share Transactions                 (15,274,033) (16,577,810)
                                       Redemption fees                                            1,440          258
                                                                                            -----------  -----------
                                           Total Increase (Decrease) in Net Assets              861,740   (9,734,124)
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                   95,684,415  105,418,539
                                       End of period                                         96,546,155   95,684,415
                                       Undistributed (overdistributed) net investment
                                        income at end of period                                 123,109      (24,170)
                                       ---------------------------------------------------- -----------  -----------
                     Changes in Shares Class A:
                                         Subscriptions                                          246,284      234,574
                                         Issued for distributions reinvested                     24,674       29,791
                                         Redemptions                                         (1,074,033)  (1,290,670)
                                                                                            -----------  -----------
                                          Net Decrease                                         (803,075)  (1,026,305)
                                       Class B:
                                         Subscriptions                                           65,580      123,444
                                         Redemptions                                           (475,315)    (576,014)
                                                                                            -----------  -----------
                                          Net Decrease                                         (409,735)    (452,570)
                                       Class C:
                                         Subscriptions                                           21,571       21,169
                                         Redemptions                                            (20,454)     (32,929)
                                                                                            -----------  -----------
                                          Net Increase (Decrease)                                 1,117      (11,760)

See Accompanying Notes to Financial Statements.

                FINANCIAL HIGHLIGHTS
                                     --------------------------
                                     Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                         Period
                                                                                          Ended
                                                            Year Ended March 31,      March 31,
                                                        -------------------------
Class A Shares                                                 2006         2005       2004 (a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 11.92       $ 11.09       $ 10.19

---------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                           0.10          0.07(c)      (0.02)
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax             2.18          0.81          0.92
                                                        -------       -------      ---------
Total from Investment Operations                           2.28          0.88          0.90

---------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.06)        (0.05)           --
From net realized gains                                      --            --            --
In excess of net realized gains                              --            --            --
                                                        -------       -------      ---------
Total Distributions Declared to Shareholders              (0.06)        (0.05)           --

---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 14.14       $ 11.92       $ 11.09
Total return (d)                                          19.15%(f)      7.99%         8.83%(e)

---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                               1.51%         1.56%         1.64%(h)
Net investment income (loss) (g)                           0.76%         0.59%        (0.34)%(h)
Waiver/reimbursement                                       0.03%           --            --
Portfolio turnover rate                                      62%           68%           57%(e)
Net assets, end of period (000's)                       $81,746       $78,479       $84,393

---------------------------------------------------------------------------------------------------


                                                               Year Ended October 31,
                                                        ------------------------------------
Class A Shares                                                 2003        2002         2001
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  8.12       $ 10.36     $  16.51

--------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                           0.01          0.02         0.03
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax             2.06         (2.26)       (4.04)
                                                        -------       -------     --------
Total from Investment Operations                           2.07         (2.24)       (4.01)

--------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                   --            --           --
From net realized gains                                      --            --        (2.12)
In excess of net realized gains                              --            --        (0.02)
                                                        -------       -------     --------
Total Distributions Declared to Shareholders                 --            --        (2.14)

--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 10.19       $  8.12     $  10.36
Total return (d)                                          25.49%(f)    (21.62)%     (27.50)%

--------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                               1.66%         1.57%        1.39%
Net investment income (loss) (g)                           0.13%         0.17%        0.26%
Waiver/reimbursement                                       0.03%           --           --
Portfolio turnover rate                                      95%           59%          84%
Net assets, end of period (000's)                       $82,366       $79,227     $127,953

--------------------------------------------------------------------------------------------

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.03 per share.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Not annualized.
(f)Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)The benefits derived from custody credits had an impact of less than 0.01%.
(h)Annualized.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                          Period
                                                                                           Ended
                                                             Year Ended March 31,      March 31,
                                                        --------------------------
Class B Shares                                                 2006          2005       2004 (a)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 11.48       $ 10.71        $  9.87

----------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                                      --(c)      (0.02)(d)      (0.05)
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax             2.10          0.79           0.89
                                                        -------       -------       ---------
Total from Investment Operations                           2.10          0.77           0.84

----------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                                      --            --             --
In excess of net realized gains                              --            --             --
                                                        -------       -------       ---------
Total Distributions Declared to Shareholders                 --            --             --

----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 13.58       $ 11.48        $ 10.71
Total return (e)                                          18.29%(g)      7.19%          8.51%(f)

----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                               2.26%         2.31%          2.39%(i)
Net investment income/(loss) (h)                           0.01%        (0.16)%        (1.09)%(i)
Waiver/reimbursement                                       0.03%           --             --
Portfolio turnover rate                                      62%           68%            57%(f)
Net assets, end of period (000's)                       $13,513       $16,129        $19,896

----------------------------------------------------------------------------------------------------


                                                              Year Ended October 31,
                                                        -----------------------------------
Class B Shares                                                 2003        2002        2001
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  7.93       $ 10.19     $ 16.39

-------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                                   (0.05)        (0.05)      (0.06)
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax             1.99         (2.21)      (4.00)
                                                        -------       -------     -------
Total from Investment Operations                           1.94         (2.26)      (4.06)

-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                                      --            --       (2.12)
In excess of net realized gains                              --            --       (0.02)
                                                        -------       -------     -------
Total Distributions Declared to Shareholders                 --            --       (2.14)

-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  9.87       $  7.93     $ 10.19
Total return (e)                                          24.46%(g)    (22.18)%    (28.08)%

-------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                               2.41%         2.32%       2.14%
Net investment income/(loss) (h)                          (0.62)%       (0.58)%     (0.49)%
Waiver/reimbursement                                       0.03%           --          --
Portfolio turnover rate                                      95%           59%         84%
Net assets, end of period (000's)                       $20,086       $20,311     $38,083

-------------------------------------------------------------------------------------------

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Rounds to less than $0.01.
(d)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Not annualized.
(g)Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)The benefits derived from custody credits had an impact of less than 0.01%.
(i)Annualized.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                       Period
                                                                                        Ended
                                                           Year Ended March 31,     March 31,
                                                        ------------------------
Class C Shares                                                2006         2005      2004 (a)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.47       $10.70        $ 9.86

-------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                                     --(c)     (0.02)(d)     (0.05)
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax            2.09         0.79          0.89
                                                        ------       ------       ---------
Total from Investment Operations                          2.09         0.77          0.84

-------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                                     --           --            --
In excess of net realized gains                             --           --            --
                                                        ------       ------       ---------
Total Distributions Declared to Shareholders                --           --            --

-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $13.56       $11.47        $10.70
Total return (e)                                         18.22%(h)     7.20%         8.52%(f)

-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                              2.26%        2.31%         2.39%(j)
Net investment loss (i)                                     --%(g)    (0.16)%       (1.09)%(j)
Waiver/reimbursement                                      0.03%          --            --
Portfolio turnover rate                                     62%          68%           57%(f)
Net assets, end of period (000's)                       $1,287       $1,076        $1,129

-------------------------------------------------------------------------------------------------


                                                              Year Ended October 31,
                                                        ----------------------------------
Class C Shares                                                2003        2002        2001
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 7.93       $ 10.20     $ 16.40

------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                                  (0.05)        (0.05)      (0.06)
Net realized and unrealized gain (loss) on investments,
foreign currency and foreign capital gains tax            1.98         (2.22)      (4.00)
                                                        ------       -------     -------
Total from Investment Operations                          1.93         (2.27)      (4.06)

------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                                     --            --       (2.12)
In excess of net realized gains                             --            --       (0.02)
                                                        ------       -------     -------
Total Distributions Declared to Shareholders                --            --       (2.14)

------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 9.86       $  7.93     $ 10.20
Total return (e)                                         24.34%(h)    (22.25)%    (28.06)%

------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                              2.41%         2.32%       2.14%
Net investment loss (i)                                  (0.62)%       (0.58)%     (0.49)%
Waiver/reimbursement                                      0.03%           --          --
Portfolio turnover rate                                     95%           59%         84%
Net assets, end of period (000's)                       $1,017       $ 1,041     $ 1,696

------------------------------------------------------------------------------------------

(a)The Fund changed its fiscal year end from October 31 to March 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Rounds to less than $0.01.
(d)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Not annualized.
(g)Rounds to less then 0.01%.
(h)Had the Investment Advisor/Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)The benefits derived from custody credits had an impact of less than 0.01%.
(j)Annualized.

                                See Accompanying Notes to Financial Statements.

            NOTES TO FINANCIAL STATEMENTS
                                          --------------------------
            March 31, 2006                Columbia World Equity Fund

Note 1. Organization

Columbia World Equity Fund (the "Fund"), formerly Columbia Global Equity Fund, a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective October 10, 2005, Columbia Global Equity Fund changed its name to Columbia World Equity Fund. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust III.

Investment Goal

The Fund seeks long-term growth by investing primarily in global equities.

Fund Shares

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund


Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and foreign

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

                      Undistributed  Accumulated
                      Net Investment Net Realized Paid-In
                          Income         Gain     Capital
                      -----------------------------------
                        $(93,002)      $93,002      $--
                      -----------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2006 and March 31, 2005 was as follows:

                                      March 31, 2006 March 31, 2005
             ------------------------------------------------------
             Distributions paid from:
             ------------------------------------------------------
              Ordinary Income*              $355,963       $375,953
             ------------------------------------------------------
              Long-Term Capital Gains             --             --
             ------------------------------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-term   Net Unrealized
                      Income     Capital Gains Appreciation*
                   ------------------------------------------
                     $179,341      $688,526     $11,080,955
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to PFIC mark to market and non-deductible deferred trustees fees

Unrealized appreciation and depreciation at March 31, 2006, based on cost of investments for federal income tax purposes was:

                   Unrealized appreciation      $14,396,101
                   Unrealized depreciation       (3,315,146)
                                                -----------
                    Net unrealized appreciation $11,080,955
                   -----------------------------------------

Capital loss carryforwards of $11,492,543 were utilized during the year ended March 31, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On
September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets Annual Fee Rate
                    ----------------------------------------
                        First $1 billion          0.40%
                    ----------------------------------------
                        Over $1 billion           0.35%
                    ----------------------------------------

For the year ended March 31, 2006, the Fund's effective investment advisory fee rate was 0.40% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the Pricing and Bookkeeping Agreement are paid to State Street.

Under its Pricing and Bookkeeping Agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and charges, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended March 31, 2006, the effective pricing and bookkeeping fee rate for the

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

Fund, inclusive of out-of-pocket expenses, was 0.061% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. On August 22, 2005, Columbia Fund Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended
March 31, 2006, the Transfer Agent waived fees of $24,606 for the Fund.

For the year ended March 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, was 0.35% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc. For the year ended March 31, 2006, the Distributor has retained net underwriting discounts of $3,438 on sales of the Fund's Class A shares and net CDSC fees of $66, $24,226 and $176 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2006, the Fund paid $1,961 to Columbia for

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended March 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $58,504,850 and $73,908,745, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended March 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended March 31, 2006, the redemption fees for the Class A, Class B, and Class C shares of the Fund amounted to $1,201, $221, and $18, respectively.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay
$70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things,

--------------------------------------------------------------------------------
                   March 31, 2006 Columbia World Equity Fund

requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended March 31, 2006, Columbia has assumed $1,345 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        --------------------------
                                                        Columbia World Equity Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (formerly Columbia Global Equity Fund) (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 26, 2006

                 UNAUDITED INFORMATION
                                       -----------------------
                                        Columbia World Equity
                                                         Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended March 31, 2006, amounting to $144,216 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006.

Gross income derived from sources within foreign countries amounted to $1,281,112 ($0.19 per share) for the fiscal year ended March 31, 2006.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2005 to March 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-Div Form.

                      TRUSTEES
                               --------------------------
                               Columbia World Equity Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

DOUGLAS A. HACKER (Born 1955)                  Executive Vice President-Strategy of United Airlines (airline) since
c/o Columbia Management Advisors, LLC          December, 2002 (formerly President of UAL Loyalty Services (airline) from
One Financial Center                           September, 2001 to December, 2002; Executive Vice President and Chief
Boston, MA 02111                               Financial Officer of United Airlines from July, 1999 to September, 2001;
Trustee (since 1996)                           Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               86, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Born 1957)               Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
c/o Columbia Management Advisors, LLC          March, 2005; Adjunct Professor of Law, Northwestern University, since
One Financial Center                           September, 2004 (formerly Chief Administrative Officer and Senior Vice
Boston, MA 02111                               President, Kmart Holding Corporation (consumer goods), from September,
Trustee (since 1996)                           2003 to March, 2004; Executive Vice President-Corporate Development and
                                               Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                               President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                               1999). Oversees 86, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Born 1936)                   Private Investor since August, 1987 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, U.S. Plywood Corporation (building products manufacturer)).
One Financial Center                           Oversees 89/3/, None
Boston, MA 02111
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Born 1943)                  Professor of Economics, University of Washington, since January, 1976;
c/o Columbia Management Advisors, LLC          Ford and Louisa Van Voorhis Professor of Political Economy, University of
One Financial Center                           Washington, since September, 1993 (formerly Director, Institute for
Boston, MA 02111                               Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003); Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 86, None
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
JOHN J. NEUHAUSER (Born 1942)                  Academic Vice President and Dean of Faculties since August, 1999, Boston
c/o Columbia Management Advisors, LLC          College (formerly Dean Boston College School of Management from September,
One Financial Center                           1977 to August, 1999). Oversees 89/3/, Saucony, Inc. (athletic footwear)
Boston, MA 02111
Trustee (since 1985)
                                               ---------------------------------------------------------------------------
PATRICK J. SIMPSON (Born 1944)                 Partner, Perkins Coie LLP (law firm). Oversees 86, None
c/o Columbia Management Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Born 1936)                  Business Consultant since 1999 (formerly Professor of Finance from 1975 to
c/o Columbia Management Advisors, LLC          1999, College of Business, Boise State University); Chartered Financial
One Financial Center                           Analyst. Oversees 86, None
Boston, MA 02111
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Born 1937)                 Partner and Senior Advisor, Chicago Growth Partners (private equity
c/o Columbia Management Advisors, LLC          investing) since September, 2004 (formerly Managing Director, William
One Financial Center                           Blair Capital Partners (private equity investing) from September, 1994 to
Boston, MA 02111                               September, 2004). Oversees 86, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Born 1945)                  Retired since 1997 (formerly General Manager, Global Education Industry,
c/o Columbia Management Advisors, LLC          IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,
One Financial Center                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Boston, MA 02111                               and distributor of giftware and collectibles)
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Born 1941)               Retired since December, 2003 (formerly Chairman and Chief Executive
c/o Columbia Management Advisors, LLC          Officer, The Regence Group (regional health insurer); Chairman and Chief
One Financial Center                           Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Boston, MA 02111                               Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
William E. Mayer/2/ (Born 1940)                Partner, Park Avenue Equity Partners (private equity) since February, 1999
c/o Columbia Management Advisors, LLC          (formerly Partner, Development Capital LLC from November, 1996 to
One Financial Center                           February, 1999). Oversees 89/3/, Lee Enterprises (print media), WR
Boston, MA 02111                               Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.

                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                      OFFICERS
                               --------------------------
                               Columbia World Equity Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Born 1957)                  Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President and Chief Executive Officer, CDC
Boston, MA 02111                                   IXIS Asset Management Services, Inc. (investment management) from
President (since 2004)                             September, 1998 to August, 2004.
                                                   ---------------------------------------------------------------------------
JAMES R. BORDEWICK, JR. (Born 1959)                Associate General Counsel, Bank of America since April, 2005; Senior Vice
One Financial Center                               President and Associate General Counsel, MFS Investment Management
Boston, MA 02111                                   (investment management) prior to April, 2005.
Senior Vice President, Secretary and
Chief Legal Officer (since 2006)
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Born 1964)                   Managing Director of the Advisor since February, 1998.
One Financial Center
Boston, MA 02111
Senior Vice President, Chief Financial Officer
and Treasurer (since 2000)
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Born 1949)                        Senior Vice President and Chief Compliance Officer of various funds in the
100 Federal Street                                 Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from
Boston, MA 02110                                   January, 2001 to August, 2004.
Senior Vice President and
Chief Compliance Officer (since 2004)
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Born 1969)                      Director of Fund Administration since January, 2006; Managing Director of
One Financial Center                               Columbia Management Advisors, LLC September 2004 to December, 2005; Vice
Boston, MA 02111                                   President Fund Administration June, 2002 to September, 2004. Vice
Chief Accounting Officer and Assistant             President Product Strategy and Development from February, 2001 to June,
Treasurer (since 2004)                             2002.
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Born 1969)                     Director of Fund Administration since January, 2006; Fund Controller from
One Financial Center                               October 2004 to January 2006; Vice President of CDC IXIS Asset Management
Boston, MA 02111                                   Services, Inc. (investment management) from August, 2000 to September,
Deputy Treasurer (since 2004)                      2004.
                                                   ---------------------------------------------------------------------------
JOSEPH F. DIMARIA (Born 1968)                      Director of Fund Administration since January, 2006; Head of
One Financial Center                               Tax/Compliance and Assistant Treasurer from November, 2004 to December,
Boston, MA 02111                                   2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003
Deputy Treasurer (since 2006)                      to October, 2004; Senior Audit Manager, PricewaterhouseCoopers
                                                   (independent registered public accounting firm) from July, 2000 to April,
                                                   2003.
                                                   ---------------------------------------------------------------------------
TY S. EDWARDS (Born 1966)                          Director of Fund Administration since January, 2006; Vice President of the
One Financial Center                               Advisor from July, 2002 to December, 2005; Assistant Vice president and
Boston, MA 02111                                   Director, State Street Corporation (financial services) prior to 2002.
Deputy Treasurer (since 2006)
                                                   ---------------------------------------------------------------------------
BARRY S. VALLAN (Born 1969)                        Vice President-Fund Treasury of the Advisor since October, 2004; Vice
One Financial Center                               President-Trustee Reporting from April, 2002 to October, 2004; Management
Boston, MA 02111                                   Consultant, PricewaterhouseCoopers (independent registered public
Controller (since 2006)                            accounting firm) prior to October, 2002.
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                                                              ----------------------------------
                                                                Columbia World Equity Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

--------------------------------------------------------------------------------
                            Columbia World Equity Fund


Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT
                                                                   --------------------------
                                                                   Columbia World Equity Fund


Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance

between the Office of

Attorney General of New York State and

Columbia Management Advisors, Inc. and

Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)Management fees (including any components thereof ) charged by other mutual fund companies for like services;

b)Management fees (including any components thereof ) charged to institutional and other clients of CMA for like services;

c)Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)Profit margins of CMA and its affiliates from supplying such services;

e)Possible economies of scale as the CMA fund grows larger; and

f)The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.I collected data on performance, management fees, and expense ratios of both
  Columbia Funds and comparable non- Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper")

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

  and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.I have reviewed data on the organizational structure of CMG in general.

4.I collected information on profitability from Strategic Insight Mutual Fund
  Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.5th Lipper quintile in actual management fee;

b.5th Lipper quintile in total expense ratio;

c.Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (actual management fee) totals a number equal to or higher than 8;

e.Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8; and

f.Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
  Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

  relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                   COLUMBIA FUNDS
                                  --------------------------
                                  Columbia World Equity Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth Funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
                   Core Funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value Funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid Funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Masters Global Equity Portfolio
                                Columbia Masters Heritage Portfolio
                                Columbia Masters International Equity Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index Funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
              Specialty Funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International Funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

--------------------------------------------------------------------------------
                            Columbia World Equity Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond Funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond Funds   Columbia California Tax-Exempt Fund
                        Columbia California Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia Connecticut Intermediate Municipal Bond Fund
                        Columbia Florida Intermediate Municipal Bond Fund
                        Columbia Georgia Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia Massachusetts Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia Maryland Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia North Carolina Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia Oregon Intermediate Municipal Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond Fund
                        Columbia South Carolina Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Texas Intermediate Municipal Bond Fund
                        Columbia Virginia Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market Funds   Columbia Cash Reserves
                        Columbia California Tax-Exempt Reserves
                        Columbia Connecticut Municipal Reserves
                        Columbia Government Reserves
                        Columbia Government Plus Reserves
                        Columbia Massachusetts Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia New York Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                 Columbia World Equity
                                                                  Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia World Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record is available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia World Equity Fund Annual Report, March 31, 2006

Columbia Management(R)

(C)2006 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) The registrant's Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended March 31, 2005.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph(a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended March 31, 2005 includes fees paid by three series that were re-domiciled into the registrant on March 27, 2006.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

                               2006             2005
                               ----             ----
                             $104,700          $98,700

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

                                2006         2005
                                ----         ----
                               $29,000      $14,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2006, Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program and agreed-upon procedures related to a fund merger.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

                              2006          2005
                              ----          ----
                             $20,400       $11,100

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax fees for fiscal year 2006 also include the review of required shareholder distribution calculations and foreign tax work.

During the fiscal years ended March 31, 2006 and March 31, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:


                                2006       2005
                                ----       ----
                                 $0         $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2006 and March 31, 2005 are approximately as follows:

                               2006          2005
                               ----          ----
                             $104,200       $93,500

These fees consist primarily of an internal control review of the registrant's transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2006 and March 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2006 and March 31, 2005 were $153,600 and $119,400, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust I
             ----------------------------------------------


By (Signature and Title)   /S/ Christopher L. Wilson
                           --------------------------------
                           Christopher L. Wilson, President


Date May 30, 2006
     ------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /S/ Christopher L. Wilson
                             --------------------------------
                             Christopher L. Wilson, President

Date May 30, 2006
     --------------------------------------------------------


By (Signature and Title)     /S/ J. Kevin Connaughton
                             --------------------------------
                             J. Kevin Connaughton, Treasurer

Date May 30, 2006
     --------------------------------------------------------